As filed with the Securities and Exchange Commission on or about April 28, 2019

Registration Statement File No. 033-61679

Registration Statement File No. 811-08698

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 33

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒    Amendment No. 71

(Check appropriate box or boxes.)

C.M. Multi-Account A

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(860) 562-1000

(Depositor’s Telephone Number)

John E. Deitelbaum

Senior Vice President

C.M. Life Insurance Company

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐         immediately upon filing pursuant to paragraph (b) of Rule 485

☒        on    May 1, 2020    pursuant to paragraph (b) of Rule 485

☐         60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐         on                          pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐         This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract

Panorama Premier Variable Annuity
Issued by C.M. Life Insurance Company
C.M. Multi-Account A
This prospectus describes the Panorama Premier contract offered by C.M. Life Insurance Company. The contract is an individual deferred variable annuity. We no longer sell the contract. However, we continue to administer existing contracts. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.
You, the contract owner, have a number of investment choices in the contract. Subject to state availability, these investment choices include three fixed account options and one or more variable investment divisions (sub-accounts) of C.M. Multi-Account A (separate account). Each sub-account, in turn, invests in one of the following investment entities (funds). You bear the entire investment risk for all amounts you allocate to a sub-account.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. Capital Appreciation Fund
Invesco Oppenheimer V.I. Conservative Balanced Fund
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Invesco Oppenheimer V.I. Global Fund
Invesco Oppenheimer V.I. Global Strategic Income Fund
Invesco Oppenheimer V.I. Government Money Fund
Invesco Oppenheimer V.I. International Growth Fund
Invesco Oppenheimer V.I. Main Street Fund®
Invesco Oppenheimer V.I. Total Return Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Health Care Fund
Invesco V.I. Technology Fund
Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio
MML Series Investment Fund
MML Aggressive Allocation Fund
MML Balanced Allocation Fund
MML Blue Chip Growth Fund
MML Conservative Allocation Fund
MML Equity Income Fund
MML Equity Index Fund
MML Focused Equity Fund
MML Foreign Fund
MML Fundamental Equity Fund
MML Fundamental Value Fund
MML Global Fund
MML Growth & Income Fund
MML Growth Allocation Fund
MML Income & Growth Fund
MML Large Cap Growth Fund
MML Managed Volatility Fund
MML Mid Cap Growth Fund
MML Mid Cap Value Fund
MML Moderate Allocation Fund
MML Small Cap Growth Equity Fund
MML Small/Mid Cap Value Fund
MML Total Return Bond Fund
MML Series Investment Fund II
MML Blend Fund
MML Equity Fund
MML High Yield Fund
MML Inflation-Protected and Income Fund
MML Managed Bond Fund
MML Short-Duration Bond Fund
MML Small Cap Equity Fund
MML U.S. Government Money Market Fund
PIMCO Variable Insurance Trust
PIMCO CommodityRealReturn® Strategy Portfolio
Voya Investors Trust
VY® Clarion Global Real Estate Portfolio

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2020. The prospectus and SAI are parts of the registration statement that we filed with the Securities and Exchange Commission (SEC). The SEC maintains a website (http://www.sec.gov) that contains the registration statement, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The table of contents for the SAI is on page 50 of this prospectus.
For a free copy of the SAI, or for general inquiries, call our Service Center at (800) 272-2216 or write to our Service Center using the following address: MassMutual, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111)
Beginning January 1, 2021, we will no longer send you paper copies of fund shareholder reports (Reports) unless you specifically request paper copies from us. The Reports will be available online. We will notify you by mail each time the Reports are posted. The notice will provide the website link(s) to access the Reports as well as instructions for requesting paper copies. If you wish to continue receiving your Reports in paper free of charge from us, please call (866) 444-2450. Your election to receive the Reports in paper will apply to all funds available with your contract. If you have already elected to receive the Reports electronically, you will not be affected by this change and need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, follow the instructions provided on the inside front cover of this prospectus.
The contract:
•
is not a bank or credit union deposit or obligation.

•
is not FDIC or NCUA insured.

•
is not insured by any federal government agency.

•
is not guaranteed by any bank or credit union.

•
may go down in value.

•
provides guarantees that are subject to our financial strength and claims-paying ability.

The SEC has not approved or disapproved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.
This prospectus is not an offer to sell the contract in any jurisdiction where it is illegal to offer the contract nor is it an offer to sell the contract to anyone to whom it is illegal to offer the contract.
Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Premier Variable Annuity.
Effective May 1, 2020

Index of Special Terms
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.
Page
Accumulation Phase	4
Accumulation Unit	17
Annuitant	9
Annuity Date	26
Annuity Options	28
Annuity Payments	26
Annuity Unit Value	28
Claims Paying Ability	48
Contract Anniversary	31
Free Withdrawals	25
Good Order	18
Income Phase	26
Non-Qualified	36
Purchase Payment	10
Qualified	36
Separate Account	12
Service Center	4
Sub-Account	12
Tax Deferral	5

Contacting the Company
You may contact us by calling the MassMutual Customer Service Center (our Service Center) at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also contact us by visiting
www.MassMutual.com/contact-us. Additionally, you may write to our Service Center using the following address: MassMutual, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111.
Overview
The following is intended as a summary. Please read each section of this prospectus for additional detail.
We no longer sell the Panorama Premier variable annuity contract. However, we continue to administer existing contracts and you may continue making additional purchase payments to your contract, subject to certain restrictions. See “Additional Purchase Payments.”
This annuity is a contract between “you,” the owner, and “us,” C. M. Life Insurance Company (“C.M. Life” or the “Company”). The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You designate the date on which the income period begins. According to your contract, this date must be at least five years from when you purchase the contract. However, we currently allow you to select a date that is at least 30 days from when you purchase the contract.
The contract has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

Contract Type. The contract described in this prospectus is an individual deferred variable annuity. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.
The contract is called a variable deferred annuity because you can choose to allocate your purchase payments among various sub-accounts. Contract value allocated to a sub-account is not guaranteed. It is possible to lose your contract value allocated to any of the sub-accounts. If you allocate contract value to the sub-accounts, the amount you are able to accumulate in your contract depends upon the performance of the sub-accounts you select.

The Prospectus and the Contract. The prospectus and SAI describe all material terms and features of your contract. Certain non-material provisions of your contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your contract for specific variations since any such state variation will be included in your contract or in riders or endorsements attached to your contract.

Annuity Options. We make annuity payments based on the annuity option you elect. When you elect an annuity option you make a number of choices, including, but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”

Investment Choices.  You can choose to allocate your purchase payments among various investment choices. Subject to state availability, your investment choices include a number of sub-accounts and three fixed accounts. See “Investment Choices.”

Withdrawals. Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties, and a contingent deferred sales charge may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge” and “Taxes.”

Transfers. Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”

Death Benefit. A beneficiary may receive a benefit in the event of your death prior to the income phase. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Death Benefit” and “The Income Phase.”

Fees. Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

Taxation. The Internal Revenue Code of 1986, as amended (IRC), has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”

Tax Deferral. You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should only consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.

Right to Cancel Your Contract. You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within ten calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”

Our Claims-Paying Ability. Any guarantees we make under the contract are subject to our financial strength and claims-paying ability. See “Other Information – Our Ability to Make Payments Under the Contract.”

Table of Fees and Expenses
The following tables describe the fees and expenses you pay when buying, owning, and surrendering the contract. In addition to other fees and expenses shown below, premium taxes may also apply, but are not reflected below.
I. The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below.
Owner Transaction Expenses	Current	Maximum
Transfer Fee During the Accumulation Phase	$0	12 free transfers per calendar year; thereafter, the lesser of $20 or 2% of the amount transferred.
Contingent Deferred Sales Charge (as a percentage of purchase payment withdrawn or applied to certain annuity options(1))	7%	7%
Contingent Deferred Sales Charge Schedule
Year Since Purchase Payment was Accepted	1	2	3	4	5	6	7	8 and later
Percentage	7%	6%	5%	4%	3%	2%	1%	0%
II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including underlying fund fees and expenses.
Periodic Contract Charges	Current	Maximum
Annual Contract Maintenance Charge	$30(2)	$60(2)
Separate Account Annual Expenses (as a percentage of average account value in the separate account on an annualized basis)
Mortality and Expense Risk Charge	1.25%	1.25%
Administrative Charge	0.15%	0.25%
Total Separate Account Annual Expenses	1.40%	1.50%
Additional Contract Owner Expenses for Elected Options
If you are under age 80 when we issue your contract, for an additional charge you can elect the Ratchet Death Benefit as a replacement for the Basic Death Benefit which you automatically receive when you purchase the Panorama Premier contract.
Elected Options	Current (annual rate)	Maximum (annual rate)
Ratchet Death Benefit (deducted quarterly from your contract value)
if you were age 60 or less when we issued the contract	0.15%(3)	0.35%(4)
if you were age 61 through 70 when we issued the contract	0.15%(3)	0.50%(4)
if you were age 71 or older when we issued the contract	0.15%(3)	0.70%(4)
(1)
See Annuity Options E and F in “The Income Phase – Annuity Options.”

(2)
Currently waived if contract value is $50,000 or greater when we are to assess the charge, although we reserve the right to raise this to $100,000 as stated in the contract.

(3)
The charge is a percentage on an annual basis of the daily value of your contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum charge, in which case the charge is the maximum charge.

(4)
The charge is a percentage on an annual basis of the daily value of your contract value allocated to the funds.

Annual Fund Operating Expenses
While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The table below shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2019 (before any waivers or reimbursements). Current and future expenses may be higher or lower than those shown. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract is contained in each fund prospectus.
Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses. (1)	0.44%	2.37%
(1)
The fund expenses used to prepare this table were provided to us by the funds. We have not independently verified such information provided to us by funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the contract. For information on compensation we may receive from the funds and their advisers and sub-advisers, see “Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the contract, see “Other Information – Distribution.”
Examples Using Current and Maximum Expenses
These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.
Example I assumes that you withdraw all your contract value at the end of each year shown.
Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge. (Currently the income phase is not available until 30 days after you purchase your contract.)
Both Example I and Example II assume:
•
that you invest $10,000 in the contract for the time periods indicated,

•
that you allocate it to a sub-account that has a 5% gross return each year,

•
that you elected the Ratchet Death Benefit and you were at least age 71, and not yet age 80 or older when we issued the contract,

•
that either the current or maximum fees and expenses in the “Table of Fees and Expenses” apply, and

•
that you selected one of two sub-accounts:

◦
the one that invests in the fund with the maximum total operating expenses; or

◦
the one that invests in the fund with the minimum total operating expenses.

Examples Using Current Expenses
Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.
Years	Example I				Example II
	1	3	5	10	1	3	5	10
Sub-Account with maximum total operating expenses	$1,033	$1,666	$2,307	$4,149	$396	$1,200	$2,021	$4,149
Sub-Account with minimum total operating expenses	$853	$1,120	$1,371	$2,312	$202	$624	$1,071	$2,312

Examples Using Maximum Expenses
Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.
Years	Example I				Example II
	1	3	5	10	1	3	5	10
Sub-Account with maximum total operating expenses	$1,097	$1,854	$2,615	$4,722	$465	$1,399	$2,340	$4,722
Sub-Account with minimum total operating expenses	$917	$1,316	$1,717	$3,004	$271	$831	$1,417	$3,004
The examples using current expenses reflect the annual contract maintenance charge of  $30 as an annual charge of 0.04%. The examples using maximum expenses reflect the annual contract maintenance charge of  $60 as an annual charge of 0.08%.
The examples do not reflect any premium taxes. However, premium taxes may apply.
The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is hypothetical. Actual returns may be greater or less than the assumed hypothetical return.
There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”
There is information concerning compensation payments we make to sales representatives in connection with the sale of the contracts in “Other Information – Distribution.”
The Company
In this prospectus, the “Company,” “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Digital Direct to Consumer and Business to Business, Institutional Solutions and Workplace Solutions.
MassMutual is organized as a mutual life insurance company domiciled in the Commonwealth of Massachusetts. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.
Ownership of the Contract
Owner
In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 85 as of the date we proposed to issue the contract.
If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See “Taxes – Non-Natural Owner.”

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by sending written authorization on our form, in good order, to our Service Center. If you change the owner, the change is subject to our approval. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.
Contracts under qualified plans, including section 457 deferred compensation plans, generally must be held by the plan sponsor or plan trustee. Except for TSAs, Keogh plans, and IRAs, an individual cannot be the owner of a contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.
Joint Owner
Non-qualified contracts can be owned by joint owners. Unless prohibited by state law, only you and your spouse can be joint owners. We will not issue a contract to you if either proposed joint owner has passed age 85 as of the date we proposed to issue the contract. If there are joint owners, we require authorization from both joint owners for all transactions.
Annuitant
The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 85 as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our approval. However, the annuitant may not be changed on a contract owned by a non-natural person unless the contract was issued under a plan pursuant to IRC Section 401(a), 408(a), 408(b) or 408A. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.
Beneficiary
The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. You may change the beneficiary at any time before you die. To change an irrevocable beneficiary, we must receive written authorization on our form in good order at our Service Center from the irrevocable beneficiary.
If you are married and your contract is issued under an ERISA plan, your ability to name a primary beneficiary other than your spouse is restricted.
Beneficiary IRA
Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an “eligible designated beneficiary(ies)” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.
If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as eligible designated beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).
However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as eligible designated beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than ten years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of eligible designated beneficiaries to elect the Beneficiary IRA payout option. For a detailed list of eligibility requirements/restrictions, see “Death Benefit – Beneficiary IRA Election.”

Age
How We Determine Age of Annuitant, Owner and Beneficiary
In this prospectus the term “age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the age is being determined. This means we calculate your age based on your nearest birthday, which could be either your last birthday or your next. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.
Additional Purchase Payments
We no longer sell the Panorama Premier variable annuity contract. However, we do continue to administer existing contracts, and you may continue making additional purchase payments to your contract, subject to the limits described in this section.
Purchase Payments
The minimum amount we accepted for an initial purchase payment was:
•
$5,000 when the contract was bought as a non-qualified contract; or

•
$2,000 if you bought the contract as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan.

If, when you applied for your contract, you elected to make purchase payments under our automatic investment plan option, we allowed you to satisfy the minimum initial payment requirement by making 12 consecutive monthly payments of as little as:
•
$416.66 for a non-qualified contract, or

•
$166.66 for a qualified contract.

Additional payments of less than $250 are subject to our approval.
The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:
•
$1 million up to age 75; or

•
$500,000 if older than age 75.

If the owner is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint owners, age refers to the oldest owner.
Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”
You can make additional purchase payments:
•
by mailing your check that clearly indicates your name and contract number to our lockbox:

First Class Mail	Overnight Mail
MassMutual Panorama Premier Annuity Payment Services MassMutual P.O. Box 74908 Chicago, IL 60675-4908	MassMutual Panorama Premier Annuity Payment Services 350 North Orleans Street Receipt & Dispatch, 8th Floor Suite 4908 Chicago, IL 60654
•
by Wire Transfer

JP Morgan Chase Bank New York, New York ABA #021000021 C.M. Life Insurance Co. Account #323956297 Ref: Annuity Contract # Name: (Your Name)

You may also send purchase payments to our Service Center. We have the right to reject any application or purchase payment.
Automatic Investment Plan (AIP)
Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of the AIP.
Allocation of Purchase Payments
When you purchased your contract, we applied your purchase payment among the investment choices according to the allocation instructions you provided. If you make additional purchase payments and do not provide new allocation instructions, we will apply each according to the allocation instructions we have on record.
Once we receive your initial purchase payment and the necessary information in good order at our Service Center or lockbox, we will issue your contract and apply your initial purchase payment within two business days. If you do not give us all of the information we need, we will notify you. When we receive all of the necessary information, we will then apply your initial purchase payment within two business days. If for some reason we are unable to complete this process within five business days, we will either send back your money or get your permission to keep it until we receive all of the necessary information.
If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them and all necessary information in good order at our Service Center or lockbox. If we receive your purchase payment at our Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day. Our business day closes when the New York Stock Exchange (NYSE) closes, usually 4:00 p.m. Eastern Time.
Right to Cancel Your Contract
You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within ten calendar days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. Unless your state has other requirements, you will receive back your contract value as of the business day we receive your contract and your written request in good order at our Service Center, and your contract will be terminated. If you purchase the contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.
Investment Choices
Choose Investment Choices Appropriate for You
When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. Through the contract we offer a number of investment choices, but we do not recommend or endorse any particular investment choice and we do not provide investment advice. Because investment risk is borne by you, carefully consider your investment choice elections.
Understand the Risks Associated with Your Investment Choices
If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable.
Be Informed
Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Account
We established C.M. Multi-Account A (separate account) as a separate account under Connecticut law on August 3, 1994. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).
The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.
We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.
The Funds
The following funds are available as investment choices under the contract. If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund.
These funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.
Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Asset Allocation
	MML Aggressive Allocation Fund (Initial Class)(1)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Balanced Allocation Fund (Initial Class)(1)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Conservative Allocation Fund (Initial Class)(1)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Growth Allocation Fund (Initial Class)(1)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Moderate Allocation Fund (Initial Class)(1)	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
Money Market
	Invesco Oppenheimer V.I. Government Money Fund (Series I)(2)(3)	Adviser:Invesco Advisers, Inc. Sub-Adviser:N/A
	MML U.S. Government Money Market Fund (Initial Class)(2)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Fixed Income
	Invesco Oppenheimer V.I. Global Strategic Income Fund (Series I)	Adviser:Invesco Advisers, Inc. Sub-Adviser:N/A
	Invesco Oppenheimer V.I. Total Return Bond Fund (Series I)(4)	Adviser:Invesco Advisers, Inc. Sub-Adviser:N/A
	MML High Yield Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Fixed Income (continued)
	MML Managed Bond Fund (Service)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Short-Duration Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Total Return Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC
Balanced
	Invesco Oppenheimer V.I. Conservative Balanced Fund (Series I)(5)	Adviser:Invesco Advisers, Inc. Sub-Adviser:N/A
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Large Cap Value
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC
	MML Equity Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Value Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Boston Partners Global Investors, Inc.
	MML Income & Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	Invesco Oppenheimer V.I. Main Street Fund® (Series I)	Adviser:Invesco Advisers, Inc. Sub-Adviser:N/A
	Invesco V.I. Diversified Dividend Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Equity Index Fund (Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
	MML Focused Equity Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
	MML Fundamental Equity Fund (Service Class I)*	Adviser: MML Investment Advisers, LLC Sub-Adviser:Invesco Advisers, Inc.
	MML Growth & Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
Large Cap Growth
	Invesco Oppenheimer V.I. Capital Appreciation Fund (Series I)	Adviser:Invesco Advisers, Inc. Sub-Adviser:N/A
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Large Cap Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid Cap Value
	MML Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.
	MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.
Small/Mid Cap Blend
	MML Small Cap Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser:Invesco Advisers, Inc.
Small/Mid Cap Growth
	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series I)	Adviser:Invesco Advisers, Inc. Sub-Adviser:N/A
	MML Mid Cap Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Wellington Management Company LLP
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
International/Global
	Invesco Oppenheimer V.I. Global Fund (Series I)	Adviser:Invesco Advisers, Inc. Sub-Adviser:N/A
	Invesco Oppenheimer V.I. International Growth Fund (Series I)	Adviser:Invesco Advisers, Inc. Sub-Adviser:N/A
	MML Foreign Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser:Thompson, Siegel & Walmsley LLC
	MML Global Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
Specialty
	Invesco V.I. Health Care Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Managed Volatility Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC
	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A
	VY® Clarion Global Real Estate Portfolio (Class S)	Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC
*
Individual Fund Footnote(s):
MML Fundamental Equity Fund formerly known as MML Fundamental Growth Fund.

(1)
These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

(2)
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The yield of this fund may become very low during periods of low interest rates. After deduction of separate account charges, the yield in the sub-account that invests in this fund could be negative.

(3)
Unavailable in contracts issued on or after January 19, 2008.

(4)
Effective May 1, 2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.

(5)
Unavailable in contracts issued on or after April 30, 2012.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable. You should read the information contained in the fund prospectuses carefully before investing.
Addition, Removal, Closure or Substitution of Funds
We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain contract owners. Examples of possible changes include: adding new funds or fund classes; removing existing funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a sub-account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.
Conflicts of Interest
The funds available with the contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the separate account and other separate accounts of C.M. Life. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the separate account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the separate account from participation in the funds involved in the conflict or substituting shares of other funds.
Compensation We Receive from Funds, Advisers and Sub-Advisers
Compensation We Receive from Advisers and Sub-Advisers
We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.
The compensation may not be reflected in a fund’s expenses because this compensation may not be paid directly out of a fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).
In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center at the number shown on page 1 of this prospectus.
Compensation We Receive from Funds
We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. An investment in a fund with a 12b-1 fee will increase the cost of your investment in the contract.

Compensation and Fund Selection
When selecting the funds that will be available with MassMutual’s variable contracts we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the contract at least in part because they are managed by us or an affiliate.
The Fixed Accounts
In most states, we offer three fixed accounts as investment choices: two fixed accounts for Dollar Cost Averaging (the DCA Fixed Accounts) and The Fixed Account (collectively, the fixed accounts). The fixed accounts are investment choices within our general account.
Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act.
Disclosures regarding the fixed accounts or the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general account see “Other Information – Our Ability to Make Payments Under the Contract.”
DCA Fixed Accounts
Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). You may not transfer your contract value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.
Currently, you have a choice of two DCA Fixed Accounts:
(1)
DCA Fixed Account with a DCA Term of six months; or

(2)
DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit. You may only participate in one DCA Fixed Account at a time.
How to Participate in the DCA Fixed Account
To participate in the DCA Fixed Account you must apply a new purchase payment of  $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur five business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.
Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.
We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur five business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s), prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive, in good order, your written request or telephone request at our Service Center. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. If we receive your transfer request in good order at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.
We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.
If you elect to make an allocation to a DCA Fixed Account, but your annuity date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your annuity date.
We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.
The Fixed Account
You may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.
Contract Value
Your contract value is the sum of your value in the sub-accounts and the fixed account(s).
Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit if a variable annuity option is elected.
Accumulation Units
Every business day we determine the value of an accumulation unit for each of the sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.
The value of an accumulation unit may go up or down from business day to business day. The SAI contains more information on the calculation of the accumulation unit value.
When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a sub-account by the value of the accumulation unit for that sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.
We calculate the value of an accumulation unit for each sub-account after the NYSE closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:
On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond sub-account. When the NYSE closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond sub-account is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond sub-account.
Business Days and Non-Business Days
Our business day closes when the NYSE business day closes. The NYSE business day usually closes at 4:00 p.m. Eastern Time. Our non-business days are those days when the NYSE is not open for trading.
Sending Requests in Good Order
From time to time you may want to submit a request for transfer among investment choices, a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. To help protect against unauthorized or fraudulent telephone instructions, we will use reasonable procedures to confirm that telephone instructions given to us are genuine. We may record all telephone instructions.
In addition to written requests, we may allow requests to our Service Center:
•
by fax at (866) 329-4272,

•
by e-mail at ANNfax@MassMutual.com,

•
by telephone at (800) 272-2216, or

•
by internet at www.MassMutual.com/loginsc.

Fax, telephone, e-mail or internet transactions may not always be available. Fax, telephone and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone or the internet.
Transfers and Transfer Programs
General Overview
We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus.
You can transfer all or part of your contract value. You can make transfers by written request, e-mail, telephone, fax, or by other means we authorize. You must clearly indicate the amount and investment choices from and to which you wish to transfer.
Your registered representative may provide us with instructions on your behalf involving fund transfers subject to our rules and requirements, including the restrictions on frequent trading and market timing activities.
Your transfer is effective on the business day we receive your request in good order at our Service Center. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. If we receive your transfer request in good order at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase
References to “The Fixed Account” pertain only to The Fixed Account and not the DCA Fixed Accounts. For DCA Fixed Account transfer rules see “Investment Choices – The Fixed Accounts – DCA Fixed Accounts.”
You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow 12 free transfers per calendar year and charge for transfers in excess of 12. The charge equals $20 per transfer or 2% of the amount that is transferred, whichever is less.
The following rules apply to any transfer during the accumulation phase:
•
Currently, the minimum amount which you can transfer is:

◦
$100; or

◦
the entire value in a fund, if less.

We reserve the right to impose a minimum transfer requirement of  $1,000. Currently, we do not require that a minimum amount remain in the fund after a transfer. However, we reserve the right to require that $1,000 remain in the fund after a transfer unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.
•
You must clearly indicate the amount and investment choices from and to which you wish to transfer.

•
During any contract year, we limit transfers out of The Fixed Account to the greater of  $30,000 or 30% of your contract value in The Fixed Account as of the end of the previous contract year. However, if you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, your transfer in the fourth consecutive contract year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payments are transferred; and so on.

•
We consider The Fixed Account and a money market fund to be “competing accounts.” Transfers between competing accounts are not allowed. For a period of 90 days following a transfer out of a competing account, no transfers may be made into the other competing account. In addition, for a period of 90 days following a transfer into a competing account, no transfers may be made out of the other competing account.

Limits on Frequent Trading and Market Timing Activity
The contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:
•
by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•
by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the contract.
We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.
If we, or the investment adviser to any of the funds available with the contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the contract owner to submit transfer requests by regular mail only. We will not accept other owner transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.
The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.
Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.
We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.
Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:
•
not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•
limit the number of transfer requests that can be made during a contract year; and

•
require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.
We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.
Transfers During the Income Phase
During the income phase, we allow six transfers each calendar year, and they are not subject to a transfer fee. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.
Transfer Programs
For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview
We currently offer the following transfer programs:
•
Dollar Cost Averaging Program;

•
Automatic Rebalancing Program; and

•
Interest Sweep Option.

These programs are only available during the accumulation phase of your contract.
You may only participate in one of these programs at any one time.
You may not participate in these programs if you have a current election of a DCA Fixed Account.
We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.
Dollar Cost Averaging Program
This program allows you to systematically transfer a set amount or percentage from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.
Your Dollar Cost Averaging Program will terminate:
•
if you withdraw the total contract value;

•
upon payment of the death benefit;

•
if the last transfer you selected has been made;

•
if there is insufficient contract value in the source fund to make the transfer; or

•
if we receive from you, in good order, a written request or request over the telephone to terminate the program prior to the next scheduled transfer date.

Automatic Rebalancing Program
Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.
This program will terminate:
•
if you withdraw the total contract value;

•
upon payment of the death benefit;

•
if we receive from you, in good order, a written request or a request over the telephone to terminate the program or

•
if we receive any unscheduled transfer request.

Interest Sweep Option
Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.
This program will terminate:
•
if, as the result of a withdrawal, you no longer have contract value in The Fixed Account;

•
if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•
upon payment of the death benefit; or

•
if we receive from you, in good order, a written request or request over the telephone to terminate the program prior to the next scheduled transfer date.

Withdrawals
Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, a contingent deferred sales charge and certain restrictions may apply to any withdrawal you make.
During the accumulation phase you may make either partial or total withdrawals of your contract value.
When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of contract value withdrawn, the benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables. If you withdraw your full contract value, the contract terminates and does not provide a death benefit.
Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and The Fixed Account. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $5,000 in a non-qualified contract. For qualified contracts, the amount is $2,000, unless your partial withdrawal is a minimum required distribution. Partial withdrawals may be subject to a contingent deferred sales charge.
When you make a total withdrawal you will receive the value of your contract:
•
less any applicable contingent deferred sales charge;

•
less any applicable premium tax;

•
less any annual contract maintenance charge, and

•
less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

We take withdrawals first from earnings and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.
Requests in Writing
To request a withdrawal in writing, submit in good order to our Service Center, our partial surrender or full surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.
Requests by Other Means
You may request certain partial and full withdrawals by other means we authorize such as e-mail, telephone, or fax. Contact our Service Center for details.
Withdrawal Effective Date
For written requests, your withdrawal is effective on the business day we receive, in good order, at our Service Center:
•
our partial surrender or full surrender form; and

•
if applicable, a “letter of acceptance.”

If we receive this item(s) at our Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For e-mail, telephone or fax requests, your withdrawal is effective on the business day we receive your request in good order, provided it is received prior to the close of business. For requests received after the close of the business day, your withdrawal will be effective on the next business day.
Delivery of Withdrawal Amount
We will pay any withdrawal amount within seven days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from individually-owned qualified contracts or contracts owned under a governmental 457(b) deferred compensation plan.
Systematic Withdrawal Program
For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.
The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP, but we reserve the right to charge in the future. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices.
Your SWP will end:
•
if you withdraw your total contract value;

•
if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;

•
if we receive, in good order, a notification of the owner’s death;

•
if we receive, in good order, a notification of the annuitant’s death if the owner is a non-natural person;

•
if we process the last withdrawal you selected;

•
if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

•
if you begin receiving annuity payments; or

•
if we receive from you, in good order, a written request or request over the telephone to terminate the program any time before or on the next withdrawal date. If your contract is a Beneficiary IRA, your SWP cannot be terminated.

Expenses
This section describes the charges and deductions we make under the contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of distribution expenses. These charges and deductions reduce the return on your investment in the contract. These charges and expenses are:
Insurance Charges
Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts:
•
the mortality and expense risk charge; and

•
the administrative charge.

Mortality and Expense Risk Charge
This charge is equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:
•
the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•
the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

We cannot increase the mortality and expense risk charge. If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge
This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.25%. If we increase this charge, we will give you 90 days prior notice.
Annual Contract Maintenance Charge
At the end of each contract year, we deduct $30 from your contract as an annual contract maintenance charge. We assess this charge, together with the administrative charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We may increase this charge at any time while you own the contract, but the charge will never exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $50,000 or more. However, we reserve the right to increase the contract value amount at which we will waive this charge to $100,000 as provided by the contract. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected.
If you make a total withdrawal from your contract, and the contract value is less than $50,000, we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary and the contract value is less than $50,000, we will deduct a pro rata portion of the charge.
Contingent Deferred Sales Charge
We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. Additionally, we may assess a contingent deferred sales charge on amounts applied to Annuity Option E or F. We use this charge to cover certain expenses relating to the sale of the contract.
If we assess a contingent deferred sales charge, we will deduct it from the amount that you withdraw or apply to Annuity Option E or F.
The amount of the charge depends on the amount of the purchase payments, the length of time since you made the purchase payments, and the amount of your withdrawal or, if applicable, the amount you apply to Annuity Option E or F. The contingent deferred sales charge is assessed as follows:
Year since Purchase Payment was Accepted	Charge
1st Year	7%
2nd Year	6%
3rd Year	5%
4th Year	4%
5th Year	3%
6th Year	2%
7th Year	1%
8th Year and thereafter	0%
After your purchase payment has been in the contract for seven years, there is no charge when you withdraw the purchase payment. Each purchase payment has its own seven-year sales charge period. We take withdrawals first from earnings, and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.
In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•
Upon payment of the death benefit.

•
On amounts withdrawn as required minimum distributions (RMDs), to the extent they exceed the free withdrawal amount. In order to qualify for this exception, you must be participating in a systematic withdrawal program established for the payment of RMDs, under which the annual RMD is calculated by us, based solely on the fair market value of the contract (RMD program). If you choose to take withdrawals to satisfy your RMD for the contract outside of our RMD program, or if you choose to take withdrawals from the contract to satisfy your RMD(s) for other qualified assets, contingent deferred sales charge may apply.

•
Upon application of the contract value to any Single Life or Joint and Survivor Life Annuity Option, or to a Period Certain Annuity under Annuity Option E of at least ten years.

•
If you redeem excess contributions from a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans, including individual retirement annuities (IRAs). We look to the IRC for the definition and description of excess contributions.

•
When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under the contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for the contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

•
If you are eligible for waiver of the contingent deferred sales charge due to your election of the Terminal Illness Benefit described in “Other Information.”

•
If you apply your entire contract value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates.

•
On any withdrawals made or amounts applied to an annuity option when you reach the latest permitted annuity date for your contract.

Free Withdrawals
You may withdraw, without incurring a contingent deferred sales charge, the greater of:
•
the part of your contract value that is attributable to positive investment results, if any, on the date of withdrawal; or

•
10% of purchase payments made to your contract as of the date of withdrawal reduced by any free withdrawal(s) you previously took during the current contract year.

We take withdrawals first from any positive investment results, if any, and then from purchase payments. If you withdraw an amount which exceeds your investment gain, we will reduce the amount of your remaining purchase payments. We will calculate the contingent deferred sales charge based on your oldest purchase payments first.
Premium Taxes
Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them, or we may adjust the annuity rates for premium tax assessed. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.
Transfer Fee
During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow 12 free transfers per calendar year and charge for transfers in excess of 12. The charge equals $20 per transfer or 2% of the amount that is transferred, whichever is less.
During the income phase, we allow six transfers, and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

Income Taxes
We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.
Fund Expenses
The separate account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses may also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the contract. Please see each fund’s prospectus for more information regarding these expenses.
Annual Credit
For contracts issued on or after September 10, 2001.
Does not pertain to contract value allocated to the fixed accounts.
If we issued you a contract on or after September 10, 2001, we will increase your contract value allocated to the funds by 0.15% on each contract anniversary while your contract is in effect. We will calculate this increase based on your contract value allocated to the funds on your contract anniversary. We will credit this increase proportionally to the funds you are invested in as of your contract anniversary.
We pay this credit amount out of the revenues we receive for selling the contracts that are eligible for the credit. We provide this credit amount in lieu of reducing expenses directly. We will not subject this credit to the assessment of a contingent deferred sales charge upon withdrawal.
The Income Phase
Overview
If you want to receive regular income from your annuity, you can elect to apply your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. We may base annuity payments on the age and sex of the annuitant(s) under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.
If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.
Annuity Payment Start Date
You can choose the day, month and year in which annuity payments begin. This date must be the 1st through 28th day of the month. We call that date the annuity date. According to your contract, your annuity date cannot be earlier than five years after you buy the contract. However, we currently allow you to select an annuity date that is at least 30 days after you purchase your contract. You may choose your annuity date when you purchase your contract. After you purchase your contract you can request an earlier annuity date by notifying us in writing at least 30 days before the annuity date. You can request that we delay your annuity date by notifying us in writing or by telephone any time before or on the annuity date.
Annuity payments must begin by the earlier of:
•
the 90th birthday of the annuitant or oldest joint annuitant;

•
your 90th birthday if you are not the annuitant or the 90th birthday of the oldest joint owner; or

•
the latest date permitted under state law.

Upon written request we will defer the annuity date up to the 100th birthday.
Electing an Annuity Option
On the annuity date, we must have written instructions in good order at our Service Center regarding your annuity option choice including whether you want fixed and/or variable payments.
If on the annuity date we do not have your instructions, we will assume you elected Option B with ten years of payments guaranteed. We will use contract value in the funds to provide a variable portion of each annuity payment and contract value in The Fixed Account and the DCA Fixed Account, if any, to provide a fixed portion of each annuity payment. If your contract is a qualified contract, we may default you to a different annuity option in order to comply with requirements applicable to qualified plans.
Required Minimum Distributions for Tax-Qualified Contracts
In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the IRC. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the IRC or paid through an annuity option that complies with the required minimum distribution rules of IRC Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date is no later than April 1 of the calendar year: (1) after you reach age 72, if you were not yet age 70½ on December 31, 2019 or (2) after you reach age 70½, if you had reached age 70½ on or before December 31, 2019. For qualified plans and tax-sheltered annuities, if you are still working for the sponsor when you reach the specified required minimum distribution age, you may defer distributions until the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.
Fixed Annuity Payments
If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:
•
the value of your contract on the annuity date;

•
the annuity option you elect;

•
the age and sex of the annuitant or joint annuitants, if applicable;

•
the minimum guaranteed payout rates associated with your contract;

•
the deduction of a contingent deferred sales charge (may be deducted under Annuity Options E and F only); and

•
the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.
Variable Annuity Payments
If you choose variable payments, the payment amount will vary with the investment performance of the funds you elect. The first payment amount will depend on the following:
•
the value of your contract on the annuity date;

•
the annuity option you elect;

•
the age and sex of the annuitant or joint annuitants, if applicable;

•
the minimum guaranteed payout rates associated with your contract;

•
an assumed investment rate (AIR) of 4% per year;

•
the deduction of a contingent deferred sales charge (may be deducted under Annuity Options E and F only); and

•
the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you elected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values
In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the funds you elected. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change unless you make a transfer; make a withdrawal as permitted under certain annuity options; or you elect an annuity option with reduced payments to the survivor and those payments to the survivor commence. The SAI contains more information on how annuity payments and annuity unit values are calculated.
Annuity Options
The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Options E and F.
Limitations on Annuity Options
If you purchased the contract as a tax-qualified contract, the required minimum distribution rules that apply to annuitized contracts during your lifetime may impose restrictions on which annuity option you may elect. In addition, in order to ensure that the contract will comply with the required minimum distribution requirements that apply upon your death, you may not elect an annuity option with a period certain guarantee of longer than ten years, and you may not elect a joint and survivor annuity option if the joint annuitant is more than ten years younger than you, unless otherwise required by law. Furthermore, if your contract is issued under an ERISA plan, and you are married when your contract enters the income phase, your ability to elect certain annuity options may be limited and/or require spousal consent.
Annuity Options
We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.
Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option A Life Income	Annuity Option B Life Income with Period Certain	Annuity Option C Joint and Last Survivor Annuity	Annuity Option D Joint and 2∕3 Survivor Annuity
Number of Annuitants	One	One	Two	Two
Length of Payment Period	For as long as the annuitant lives.	For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.	For as long as either annuitant lives.	For as long as either annuitant lives.

Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option A Life Income	Annuity Option B Life Income with Period Certain	Annuity Option C Joint and Last Survivor Annuity	Annuity Option D Joint and 2∕3 Survivor Annuity
Annuity Payments After Death	None. All payments end upon the annuitant’s death.	When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. For qualified contracts, the beneficiary(ies) may be required to receive the commuted value of all or a portion of any remaining annuity payments in a lump sum, in order to comply with required minimum distribution requirements that apply upon the death of the owner/annuitant.	100% of the payment will continue during the lifetime of the surviving annuitant. No payments will continue after the death of both annuitants. For qualified contracts, upon the death of the owner/annuitant while the joint annuitant is still living, if the joint annuitant is not an “eligible designated beneficiary” as defined in IRC Section 401(a)(9), annuity payments may only continue through the end of the year that contains the 10th anniversary of death.	Payments will continue during the lifetime of the surviving annuitant and will be computed on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. No payments will continue after the death of both annuitants. For qualified contracts, upon the death of the owner/annuitant while the joint annuitant is still living, if the joint annuitant is not an “eligible designated beneficiary” as defined in IRC Section 401(a)(9), annuity payments may only continue through the end of the year that contains the 10th anniversary of death.
Non-Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option E Period Certain Annuity	Annuity Option F Special Income Settlement Agreement
Number of Annuitants	One	Determined in accordance with terms agreed upon in writing by both you and us.
Length of Payment Period	For a specified period no less than five years and no greater than 30 years.	Determined in accordance with terms agreed upon in writing by both you and us.

Non-Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option E Period Certain Annuity	Annuity Option F Special Income Settlement Agreement
Withdrawal Option/Switch Annuity Option	If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.	If we agree to pay you a variable annuity payment for a specified period of time under this annuity option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.
Contingent Deferred Sales Charge	In most states, we will deduct a contingent deferred sales charge if you apply your contract value to Annuity Options E and F and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another annuity option.
Annuity Payments After Death	When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. For qualified contracts, the beneficiary(ies) may be required to receive the commuted value of all or a portion of any remaining annuity payments in a lump sum, in order to comply with required minimum distribution requirements that apply upon the death of the owner/annuitant. We will not deduct a contingent deferred sales charge. We will waive the contingent deferred sales charge if you commence annuity payments because you have reached the latest permissible annuity payment start date (see (1), (2) and (3) under “The Income Phase – Annuity Payment Start Date”).
Death Benefit
Death of Contract Owner During the Accumulation Phase
If you, or any joint owner, die during the accumulation phase, we will pay a death benefit to the primary beneficiary. If any joint owner dies, we will treat the surviving joint owner as the primary beneficiary and treat any other beneficiary designation, on record at the time of death, as a contingent beneficiary, unless both joint owners have submitted a written request to our Service Center, in good order, requesting otherwise.
Your beneficiary may request that the death benefit be paid under one of the death benefit options. If your contract is a non-qualified contract or is held as a traditional IRA (including SEP IRAs) or Roth IRA and the sole primary beneficiary is your surviving spouse, he or she may elect to become the owner of the contract. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase.”
Death Benefit During the Accumulation Phase
The basic death benefit is the only death benefit available to owners of contracts purchased prior to May 1, 2000. Subject to state availability, if you purchased your contract on or after May 1, 2000, the ratchet death benefit was also available. However, if you were age 80 or over when we issued your contract, the ratchet death benefit was not available.
You select one of the available death benefits when we issue your contract. After we issue your contract, you may not change your death benefit selection.
If you select the ratchet death benefit, you will pay an additional charge. We will automatically pay a death benefit under the basic death benefit unless you have selected the ratchet death benefit.

Adjusted for Any Withdrawals or Less Any Withdrawals
In this prospectus we describe the formulas we use to determine death benefit amounts. In some formulas we use the language “adjusted for any withdrawals” and in other formulas we use the language “less any withdrawals.” These phrases have different meanings.
Adjusted for Any Withdrawals
If you take a withdrawal, we adjust your death benefit by using the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any withdrawals” to describe this treatment of withdrawals within our formulas. Because this adjustment uses the percent of contract value withdrawn, the death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.
Less Any Withdrawals
If you take a withdrawal, we lower your death benefit by subtracting the dollar amount of the withdrawal. We use the phrase “less any withdrawals” to describe this treatment of withdrawals within our formulas.
References to Age
Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”
Basic Death Benefit
The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, any amount in a sub-account will be subject to investment risk. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies).
The basic death benefit before you or the oldest joint owner reaches age 75 will be the greater of:
•
your contract value; or

•
your purchase payments, less any withdrawals and any applicable charges; or

•
your contract value on the most recent 3 year contract anniversary, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with the words “adjusted for.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”
After you or the oldest joint owner reaches age 75, the death benefit during the accumulation period will be the greater of:
•
your contract value; or

•
your purchase payments, less any withdrawals and any applicable charges; or

•
your contract value on the most recent 3 year contract anniversary prior to the owner or the oldest joint owner reaching age 75, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with the words “adjusted for.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”
If the contract is owned by a non-natural person, owner means annuitant for purposes of determining the death benefit amount.
Ratchet Death Benefit
The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, any amount in a sub-account will be subject to investment risk. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies).

If you choose the ratchet death benefit, the death benefit will be the greater of:
•
your contract value; or

•
the annual ratchet death benefit amount.

We calculate the annual ratchet death benefit amount as follows:
When we issue your contract, the annual ratchet death benefit is equal to your initial purchase payment. Thereafter, and prior to the date you, or the oldest joint owner or the annuitant if the contract is owned by a non-natural entity reaches age 80, we will calculate the ratchet death benefit:
•
when you make a purchase payment;

•
when you make a partial withdrawal; and

•
on your contract anniversary.

You will increase your ratchet death benefit if you make a purchase payment. If you make a subsequent purchase payment, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit plus the additional purchase payment.
You will decrease your ratchet death benefit if you make a partial withdrawal. If you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit, minus an adjustment for the withdrawal. We calculate the adjustment for the withdrawal as follows:
(1)
divide the amount withdrawn by the most recent contract value, and

(2)
multiply it by the most recent annual ratchet death benefit.

On your contract anniversary, the annual ratchet death benefit is equal to the greater of your contract value or the most recently calculated annual ratchet death benefit.
If you do not make any additional purchase payments or any withdrawals, the annual ratchet death benefit will be the greater of all contract anniversary contract values on or prior to the date we calculate the death benefit.
When you, or the oldest joint owner, or the annuitant if the contract is owned by a non-natural entity, reaches age 80, the death benefit is the greater of:
•
your contract value; or

•
the annual ratchet death benefit amount calculated on the contract anniversary just prior to age 80, and adjusted for subsequent purchase payments and/or partial withdrawals in the same manner as described above.

We will deduct a quarterly charge for the ratchet death benefit from your contract value. This charge is currently 0.15% on an annual basis of the daily value of your contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum charge, in which case the charge is the maximum charge. We will deduct this charge proportionately from the funds and the fixed accounts you have selected. We may increase this charge at any time while you own the contract, but the charge will never exceed the maximum charge. The maximum charge is a percentage on an annual basis of the daily value of your contract value allocated to the funds. The percentage is based on your age when the contract was issued: 0.35% age 60 or younger; 0.50% age 61 through age 70; or 0.70% age 71 or older.
Death Benefit Payment Options During the Accumulation Phase
The availability of certain death benefit options may be limited for tax-qualified contracts in order to comply with the required minimum distribution rules.
For non-qualified contracts, a beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:
•
Option 1 – lump sum payment of the death benefit within five years of the date of death; or

•
Option 2 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of your death or the death of any joint owner.

For qualified contracts, a beneficiary must elect to receive the death benefit under one of the following options, in the event that you die during the accumulation phase:

•
Option 1 – lump sum payment of the death benefit by the end of the calendar year that contains the tenth anniversary of your death; or

•
Option 2 – if the beneficiary is your surviving spouse, or is not more than ten years younger than you, payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary, with distribution beginning by the end of the calendar following the year of your death.

Additional Option for a Spouse Who is the Sole Primary Beneficiary
A surviving spouse who is the sole primary beneficiary under a contract that is either non-qualified or is held as a traditional IRA (including SEP IRAs) or Roth IRA may elect option 1, option 2, or may elect to continue the contract. Generally, if the contract is continued then:
•
the initial value will equal the death benefit amount payable;

•
all applicable contract features and benefits will be in the surviving spouse’s name; and

•
the surviving spouse will exercise all of the contract owner’s rights under the contract.

Exceptions are as follows:
•
if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age then the contract cannot be continued;

•
if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature then the feature is not available for continuance, but the contract may be continued.

If the sole primary beneficiary is a domestic partner or civil union partner, as defined under applicable state laws, we will treat him or her as a spouse for this provision, and he or she may elect to continue the contract as described herein. However, a domestic partner or civil union partner cannot elect to continue the contract if it is a traditional IRA or Roth IRA. Since current federal tax law does not define a spouse to include a domestic partner or civil union partner, such domestic partner or civil union partner who elects to continue the contract must still meet the distribution requirements of IRC Section 72(s). In order to meet these requirements, the amount of any gain in the contract will become subject to income tax at the time the election to continue the contract is made.
The right to continue the contract by a surviving spouse, a domestic partner, or a civil union partner can only be exercised once while the contract is in effect.
See “Taxes – Civil Unions and Domestic Partnerships” if you are in a domestic partnership or civil union.
Lump Sum Payment
If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive proof of death and election of the payment method in good order at our Service Center unless we are required to suspend or delay payment.
Beneficiary IRA  Election
Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an “eligible designated beneficiary(ies)” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.
If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as eligible designated beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).
However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as eligible designated beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than ten years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of eligible designated beneficiaries to elect the Beneficiary IRA payout option.
Eligibility Requirements/Restrictions:
If a beneficiary(ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:
•
Any withdrawals under a new Beneficiary IRA contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•
For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge.

•
For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

•
The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•
Joint ownership of a Beneficiary IRA is not allowed.

•
The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner. The beneficiary must be the annuitant and the annuitant cannot be changed.

•
For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the contract owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year for which the original owner would have been required to begin RMDs. The RMD amount will generally be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If the original contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), after RMDs were required to begin, and was younger than the beneficiary, the RMD amount may be calculated based on the original contract owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

•
The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

•
Additional contributions cannot be applied to the Beneficiary IRA.

•
Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the annuitant’s death.

•
If the beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, required minimum distributions must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA. If the original owner died after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), a trust is only eligible to elect a Beneficiary IRA if each of trust beneficiaries is either (1) the surviving spouse of the owner, or (2) not more than ten years younger than the owner.

•
Additional rules may apply. Please consult your registered representative for further information.

•
We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

•
A Beneficiary IRA may only be established by the beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor beneficiary.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase
If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death. For qualified contracts, the beneficiary(ies) may be required to receive the present value of all or any portion of any remaining annuity payments in a lump sum, in order to comply with required minimum distribution rules that apply upon the owner/annuitant’s death. If the beneficiary is not an “eligible designated beneficiary” as defined by IRC Section 401(a)(9), annuity payments may only continue through the end of the calendar year that contains the tenth anniversary of the owner/annuitant’s death, even if a longer annuity payment option was elected, including a Joint and Last Survivor annuity option where the joint annuitant is still living.
If you, or any joint owner, die during the income phase, the primary beneficiary will become the owner. If any joint owner dies, we will treat the surviving joint owner as the primary beneficiary and treat any other beneficiary designation, on record at the time of death, as a contingent beneficiary, unless both joint owners have submitted a written request to our Service Center, in good order, requesting otherwise.
Death of Annuitant
If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to our approval. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.
Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death. For qualified contracts, the beneficiary(ies) may be required to receive the present value of all or any portion of any remaining annuity payments in a lump sum, in order to comply with required minimum distribution rules that apply upon the owner/annuitant’s death. If the beneficiary is not an “eligible designated beneficiary” as defined by IRC Section 401(a)(9), annuity payments may only continue through the end of the calendar year that contains the tenth anniversary of the owner/annuitant’s death, even if a longer annuity payment option was elected, including a Joint and Last Survivor annuity option where the joint annuitant is still living.
Taxes
The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the contract to assure that it continues to qualify as an annuity for tax purposes.
No attempt is made in this prospectus to consider any applicable state or other tax laws.
Taxation of the Company
C.M. Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the separate account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.
Investment income and any realized gains on separate account assets generally are reflected in the contract value, although treated as accruing to the Company and not to you. As a result, no taxes are due currently on interest, dividends and short or long-term gains earned by the separate account with respect to your contract. The Company may be entitled to certain tax benefits related to the investment of Company assets, including assets of the separate account. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

Annuities in General
Annuity contracts are a means of both setting aside money for future needs — usually retirement — and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.
Diversification
IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.
Investor Control of Assets
For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the sub-accounts but cannot direct the investments each underlying fund makes. If you have too much investor control of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The IRS has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if a variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.
Non-Qualified Contracts
Your contract is referred to as a non-qualified contract if you do not purchase the contract under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.
Qualified Contracts
Your contract is referred to as a qualified contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.
Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.
Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from qualified contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.
IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any one year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding one year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015, the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.
On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.
Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2020, and may change in subsequent years.
Individual Retirement Annuities
IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” IRA contributions are limited to the lesser of  $6,000 or 100% of compensation, and an additional catch-up contribution of  $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.
SEP IRAs
IRC Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. Employer contributions cannot exceed the lesser of:
•
$57,000; or

•
25% of compensation (a maximum of $285,000 of compensation may be considered).

The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.
Roth IRAs
IRC Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Roth IRA contributions are limited to the lesser of  $6,000 or 100% of compensation, and an additional catch-up contribution of  $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Minimum Distributions for Qualified Contracts” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.
Corporate Pension and Profit-Sharing Plans
IRC Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of:
•
$57,000; or

•
100% of compensation or earned income (a maximum of $6,500 of compensation may be considered).

An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $19,500, with an additional catch-up contribution of up to $6,000 available for eligible participants age 50 or over. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. The annual benefit under a defined benefit plan is limited to:
•
100% of compensation for a participant’s highest three years; or

•
$285,000.

Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.
H.R. 10 Plans
IRC Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, H.R. 10 Plans are subject to the same restrictions as corporate pension and profit-sharing plans (see “Taxes – Qualified Contracts – Corporate Pension and Profit-Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.
Tax-Sheltered Annuities
IRC Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs), under a section 403(b) program. Eligible employers are organizations that are exempt from tax under IRC Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of:
•
$57,000; or

•
100% of includible compensation (a maximum of $285,000 of includible compensation may be considered).

An employee’s elective salary reduction contributions are limited to $19,500. In addition, certain catch-up contributions may be made by eligible participants age 50 or over and those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Governmental 457(b) Deferred Compensation Plans
Employees of  (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in an IRC Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. Contributions made to an IRC Section 457(b) plan and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. IRC Section 457(b) deferrals are limited to the lesser of:
•
$19,500; or

•
100% of includible compensation.

In addition, certain catch-up contributions may be made by eligible participants age 50 or over, and those within three years of normal retirement age under the plan. The contract purchased is issued to the employer or trustee, as applicable. All contract value in a governmental 457(b) deferred compensation plan must be held for the exclusive benefit of the employee, and such plans are subject to limitations on distributions. See “Taxes – Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.
Taxation of Non-Qualified Contracts
You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an annuity payment.
Withdrawals
The IRC generally treats any withdrawal as first coming from earnings and then from your investment in the contract, if the withdrawal is:
•
allocable to investment in the contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982; or

•
from an annuity contract entered into after August 13, 1982.

The withdrawn earnings are subject to tax as ordinary income.
Annuity Payments
Annuity payments occur as the result of the contract reaching its annuity start date. A portion of each annuity payment is treated as a partial return of your investment in the contract and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. The annuity payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for annuity payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for annuity payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity payments received after you have recovered all of your investment in the contract are fully taxable.
The IRC also provides that any amount received (both annuity payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:
(1)
paid on or after you reach age 59½;

(2)
paid to your beneficiary after you die;

(3)
paid if you become totally disabled (as that term is defined in the IRC);

(4)
paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)
paid under an immediate annuity; or

(6)
which come from investment in the contract made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.
Multiple Contracts
The IRC provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one deferred annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.
Tax Treatment of Assignments
An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under IRC Section 1041.
Distributions After Death of Owner
In order to be treated as an annuity contract for federal income tax purposes, IRC Section 72(s) requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, IRC Section 72(s) requires that a) if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and b) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Taxation of Qualified Contracts
If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.
IRC Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:
(1)
distributions made on or after you reach age 59½;

(2)
distributions made after your death;

(3)
distributions made that are attributable to the employee being disabled as defined in the IRC;

(4)
after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);

(5)
distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

(6)
distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care;

(7)
distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

(8)
distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

(9)
distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

(10)
certain qualified reservist distributions;

(11)
distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year;

(12)
distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8)); and

(13)
distributions which are qualified birth or adoption distributions (as defined in IRC Section 72(t)(2)(H)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date, there is:
•
any addition to the account balance other than gains or losses;

•
any non-taxable transfer of a portion of the account balance to another retirement plan; or

•
a rollover by the individual of the amount received resulting in such amount not being taxable.

The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.
COVID-19 Relief for Qualified Contracts
The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act” or “Act”) provides certain tax relief to qualified plan participants and IRA owners impacted by the COVID-19 pandemic in 2020. These tax relief provisions are intended to make it easier for impacted individuals to access funds from qualified plans if needed. In addition the Act waives the requirement to take a required minimum distribution in 2020.
The Act provides beneficial tax treatment for “coronavirus-related distributions” taken from a qualified plan or IRA. A “coronavirus-related distribution” is defined as a distribution from an eligible retirement plan that is:
•
made on or after January 1, 2020 and before December 31, 2020, and

•
made to an individual (a) who is diagnosed (or whose spouse or dependent is diagnosed) with the virus SARS-CoV-2 or with the coronavirus disease 2019 (COVID-19) by a test approved by the Centers for Disease Control and Prevention, or (b) who experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by the Secretary of the Treasury.

The aggregate amount of distributions received by an individual, from all qualified plans and IRAs, that may be treated as coronavirus-related distributions may not exceed $100,000.
Under the Act, eligible retirement plans may allow participants to take a coronavirus-related distribution, even if the participant would not otherwise be eligible to take a current distribution from the plan. Coronavirus-related distributions will not be subject to the 10% penalty on premature distributions, nor will such distributions from a qualified plan be subject to the 20% mandatory federal withholding that generally applies to eligible rollover distributions from qualified retirement plans. Instead, such distributions will be subject to withholding at a rate of 10%, unless the individual is eligible to and elects to opt out of federal withholding. The Act allows an individual to include a coronavirus-related distribution in their taxable income ratably over a three year period, and permits the distribution to be recontributed to a qualified plan or IRA within three years.
The Act also waives the requirement to take required minimum distributions from defined contribution plans and IRAs in 2020. The waiver applies to any RMD due from such an arrangement in 2020, including an RMD with respect to the 2019 tax year that the individual was eligible to and chose to defer until 2020. The waiver applies to both lifetime and post-death RMDs, such as those being taken under a beneficiary IRA. If a beneficiary is taking post-death distributions under the “5 year rule” that generally applied to post-death distributions for deaths prior to 2020, the 5-year period will be determined without regard to 2020. An individual does not need to meet any qualification requirements in order to take advantage of the RMD waiver.
Tax-Sheltered Annuities Taxation and Withdrawal Restrictions
Under IRS regulations, effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.
The IRS regulations also make significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.
The IRC limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:
•
reaches age 59½;

•
has a severance from employment;

•
dies;

•
becomes disabled, as that term is defined in the IRC; or

•
the TSA plan terminates (starting January 1, 2009).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.
TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.
TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.
Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract
Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the participant’s:
•
attainment of age 70½;

•
severance from employment;

•
incurring an unforeseeable emergency; or

•
compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.
Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of IRC Section 401(a)(9). The sections of this prospectus related to qualified contracts contain more detailed information regarding these rules.
Required Minimum Distributions for Qualified Contracts
For qualified contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:
(1)
the calendar year in which you attained age 70½, if you attained age 70½ on or before December 31, 2019, otherwise the calendar year in which you attain age 72; or

(2)
the calendar year in which you retire.

The date set forth in (2) does not apply to an IRA or to a five percent owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your contract is held as a Roth IRA, there are no required minimum distributions during your life. However, upon your death your beneficiary is subject to required minimum distribution requirements. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.
These rules were significantly changed under the Setting Every Community Up for Retirement Enhancement (SECURE) Act, enacted in late 2019, and differ for qualified contracts when death occurs after December 31, 2019 versus those where death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement).
Where the owner’s death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), if the contract had not yet entered the income phase and death occurred after the required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of the owner’s death, or over the life or life expectancy of the designated beneficiary. If the contract had not entered the income phase and death occurred before the required beginning date, the remaining interest must be distributed within five years or over the life or life expectancy of the designated beneficiary. If the owner’s death occurred after the contract had entered the income phase, distributions must be made at least as rapidly as under the method in effect at the time of the owner’s death.
If your death occurs after December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and your designated beneficiary is not an “eligible designated beneficiary” as defined in IRC Section 401(a)(9), the remaining interest must be distributed within ten years, regardless of whether your death occurs before or after your required beginning date or whether your contract had entered the income phase. If your designated beneficiary is considered an eligible designated beneficiary, the remaining interest must be distributed within ten years or over the life or life expectancy of the designated beneficiary.
If your death occurs after December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and you do not have a designated beneficiary (including where your estate or certain trusts are the beneficiary), the pre-2019 distribution rules generally apply. If your contract has not yet entered the income phase and death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If the contract has not yet entered the income phase and your death occurs before your required beginning date, the remaining interest must be distributed within five years. If your death occurs after your contract has entered the income phase, distributions must be made at least as rapidly as under the method in effect at the time of your death.
The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Taxation of Death Benefit Proceeds
Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows:
•
if distributed in a lump sum, they are taxed in the same manner as a full withdrawal of the contract; or

•
if distributed under a payout option, they are taxed in the same way as annuity payments.

Section 1035 Tax Free Exchanges
IRC Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to annuity payments that are based on life expectancy or on a period certain of ten or more years. You should consult a tax adviser before entering into any 1035 exchange.
Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.
Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the income phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the income phase and the contract or the resulting annuity payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.
The IRS has also issued guidance allowing a beneficiary of a non-qualified annuity contract to enter into a 1035 exchange of the death benefit for a new annuity contract, provided that the new contract will be administered as if the owner is deceased for purposes of the death benefit requirements of IRC Section 72(s). In order to allow the death benefit under a non-qualified annuity contract to be exchanged, we may require additional documentation from the issuer of the new contract, in order to ensure that this requirement is met.
Income Tax Reporting and Withholding
Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each beneficiary who receives a payment under the contract.
The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to:
•
a series of substantially equal payments made at least annually for:

◦
the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated beneficiary; or

◦
for a specified period of ten years or more;

•
distributions which are required minimum distributions; or

•
hardship distributions from a 401(k) plan or a tax-sheltered annuity.

You should consult a tax adviser regarding withholding requirements.
Generation Skipping Transfer Tax Withholding
Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax
A Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations, the taxable portion of any distribution from a non-qualified annuity contract – including surrenders, withdrawals,  and annuity payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your contract.
Non-Resident Aliens and Foreign Entities
Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:
•
proof of residency (in accordance with IRS requirements); and

•
the applicable individual taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.
Civil Unions and Domestic Partnerships
Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.
Non-Natural Owner
When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. If any beneficiary (including a contingent beneficiary) of a trust is a non-natural person, the contract will not be treated as owned by an agent for a natural person, and gain in the contract will be taxed annually, whether or not the trust is a grantor trust for income tax purposes. This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.
Other Information
Terminal Illness Benefit
In most states, you may elect to receive payment under your Terminal Illness Benefit. We will require written proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child.
We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit will equal the death benefit we would pay out on your contract. Payment of the Terminal Illness Benefit will terminate the contract. If joint owners are named, we will use the age of the oldest to determine the Terminal Illness Benefit. If the contract is owned by a non-natural person, the Terminal Illness Benefit applies to the annuitant.

Distribution
The contracts are no longer for sale to the public. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, serves as principal underwriter of the contracts sold by its registered representatives, and MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual, serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.
Both MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the contract by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts. We also pay expense allowances in connection with the sales of the contracts. The maximum commission payable for the contract is 8.63% of purchase payments made to a contract and/or up to 2.4% of contract value annually.
Additional Compensation Paid to MMLIS
Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the contract by their registered representatives.
Additional Compensation Paid to Certain Broker-Dealers
We and MSD make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote the contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. For a list of the broker-dealers to whom we currently pay additional compensation for selling the contract, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center at the number shown on page 1 of this prospectus.
The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MSD or us and will not result in any additional direct charge to you.
The additional compensation arrangements may provide a registered representative with an incentive to sell the contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the contract.
We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements
For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce or waive the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.
We reserve the right to modify or terminate this arrangement.
Assignment
You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment in good order. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.
If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.
We are not responsible for the validity of an assignment.
Unclaimed Property
Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on contract owners, beneficiaries, and any other payees of proceeds from a contract. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center.
Voting Rights
We are the legal owner of the fund shares. When a fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
During the accumulation phase of your contract, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.
We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a fund or to approve or disapprove an investment advisory contract for the fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the fund’s objectives and purpose. If we disregard owner voting instructions, we will advise owners of our action and the reasons for such action in the next available annual or semi-annual report.
Changes to the Contract
We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers
We may be required to suspend or postpone transfers from the funds or payments from the funds for withdrawals or death benefits during any period when:
•
the NYSE is closed (other than customary weekend and holiday closings);

•
trading on the NYSE is restricted;

•
an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•
during any other period when the SEC, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.
If, pursuant to the SEC’s rules, a money market fund (Fund) suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market sub-account until the Fund is liquidated.
Termination of Contract
We will terminate your contract upon the occurrence of any of the following events:
•
the date of the last annuity payment;

•
the date payment is made of the entire contract value;

•
the date of the last payment upon death to the last beneficiary; or

•
the date your contract is returned under the right to examine contract provision.

Anti-Money Laundering
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a purchase payment or block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.
Our Ability to Make Payments Under the Contract
Our Claims Paying Ability
Our “claims-paying ability” is our ability to meet any contractual obligation we have to make payments under the contract. These amounts include death benefits, annuity payments, withdrawals and any amounts paid out through the contract’s additional features. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing the contract. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the contract when purchasing a contract and making investment decisions.
Obligations of Our Separate Account
Contract value you allocate to the funds is maintained in our separate account. Any withdrawals or transfers of contract value from the funds will be taken from the separate account. We cannot use the separate account’s assets to pay any of our liabilities other than those arising from the contracts. See “Investment Choices – The Separate Account.”
Obligations of Our General Account
Contract value you allocate to the fixed accounts is maintained in our general account. The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general account assets for many purposes including to pay death benefits, annuity payments, withdrawals and transfers from the fixed accounts and to pay amounts we provide to you through an elected additional feature that are in excess of your contract value allocated to the separate account.

Because of exemptive and exclusionary provisions, the general account, unlike the separate account, has not been registered under the 1933 Act or the 1940 Act. Because of this, the general account is generally not subject to the provisions of the 1933 Act or the 1940 Act. However, disclosures regarding the general account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.
Our Financial Statements
We encourage both existing and prospective owners to read and understand our financial statements and those of the separate account. Our audited statutory financial statements and the separate account’s audited U.S. GAAP financial statements are included in the SAI. You can request an SAI by contacting our Service Center at the number or address on page 1 of this prospectus.
Computer System, Cybersecurity, and Service Disruption Risks
The Company relies on its parent, MassMutual, for various operating and administrative services including computer systems. MassMutual and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While MassMutual and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, their respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond their control. The failure of MassMutual’s or its business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.
MassMutual and its business partners retain confidential information on their respective computer systems, including customer information and proprietary business information. Any compromise of the security of MassMutual’s or its business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.
Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company and MassMutual. These events may adversely affect computer and other systems on which MassMutual and the Company rely, interfere with the processing of contract-related transactions (including the processing of orders from owners and orders with the funds) and the Company’s ability to administer this contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the funds invest, which may cause the funds underlying the contract to lose value. There can be no assurance that we, the funds or our service providers will avoid losses affecting the contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.
Legal Proceedings
The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.
While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the contract.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.
Table of Contents of the Statement of Additional Information
Assignment of Contract
Distribution and Administration
Accumulation Units and Unit Value
Transfers During the Income Phase
Payment of Death Benefit
Annuity Payments
Experts
Financial Statements

To obtain a free copy of the Statement of Additional Information, return this request form to the address shown below or call our Service Center at (800) 272-2216.
To:
MassMutual
Document Management Services – Annuities W360
P.O. Box 9067
Springfield, MA 01102-9067

Please send me the Statement of Additional Information for C.M. Life’s Panorama Premier (AN2000SAI).
Name
Address

City	State	Zip
Telephone

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A
Condensed Financial Information
The following schedules include accumulation unit values for the periods indicated. We have extracted some of this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.
Accumulation Unit Values
Sub-Account	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Value at Inception Date
Fidelity® VIP Contrafund®	$49.17	$37.89	$41.05	$34.15	$32.07	$32.30	$29.26	$22.60	$19.69	$20.48	$10.00(b)
Invesco Oppenheimer V.I. Capital Appreciation	26.50	19.73	21.22	16.97	17.60	17.23	15.14	11.84	10.52	10.79	10.00(c)
Invesco Oppenheimer V.I. Conservative Balanced(l)	16.02	13.83	14.81	13.75	13.24	13.32	12.48	11.19	10.10	10.17	10.00(a)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth	23.89	17.38	18.77	14.78	14.65	13.93	13.36	9.96	8.67	8.70	10.00(c)
Invesco Oppenheimer V.I. Global	41.11	31.63	36.95	27.42	27.78	27.10	26.87	21.40	17.90	19.79	10.00(c)
Invesco Oppenheimer V.I. Global Strategic Income	22.55	20.64	21.90	20.89	19.89	20.63	20.35	20.66	18.46	18.56	10.00(c)
Invesco Oppenheimer V.I. Government Money(o)	12.00	11.96	11.97	12.09	12.26	12.43	12.60	12.78	12.96	13.14	10.00(b)
Invesco Oppenheimer V.I. High Income(m)(n)	―	―	—	—	—	—	—	—	3.69	3.84	10.00(c)
Invesco Oppenheimer V.I. International Growth	36.68	28.92	36.40	29.23	30.28	29.69	32.45	26.14	21.69	23.70	10.00(b)
Invesco Oppenheimer V.I. Main Street	24.47	18.79	20.69	17.94	16.30	16.00	14.66	11.28	9.79	9.93	10.00(c)
Invesco Oppenheimer V.I. Total Return Bond(m)	15.35	14.21	14.56	14.12	13.87	13.93	13.17	13.37	12.29	11.51	10.00(b)
Invesco V.I. Diversified Dividend	14.34	11.63	12.76	11.92	10.52	10.46	9.40	7.27	6.21	6.43	10.00(a)
Invesco V.I. Health Care	32.06	24.54	24.66	21.59	24.73	24.31	20.60	14.86	12.47	12.16	10.00(a)
Invesco V.I. Technology	8.24	6.15	6.27	4.70	4.80	4.56	4.17	3.38	3.08	3.29	10.00(a)
MML Aggressive Allocation	20.19	16.52	18.23	15.57	14.54	14.87	14.25	11.34	9.94	10.27	10.00(e)
MML Asset Allocation(k)	―	―	—	—	—	—	—	—	13.11	13.07	10.00(d)
MML Balanced Allocation	16.87	14.66	15.56	14.15	13.52	13.76	13.25	11.73	10.59	10.55	10.00(e)
MML Blend	22.71	18.97	20.11	17.70	16.40	16.62	15.18	12.80	11.52	11.15	10.00(f)
MML Blue Chip Growth	48.31	37.73	37.56	27.96	28.10	25.65	23.83	17.10	14.66	14.66	10.00(d)
MML Concentrated Growth(k)	―	―	—	—	—	—	—	—	8.17	8.35	10.00(c)
MML Conservative Allocation	16.38	14.42	15.16	14.02	13.44	13.68	13.20	12.02	10.94	10.82	10.00(e)
MML Emerging Growth(k)	―	―	—	—	—	—	—	—	4.79	5.20	10.00(a)
MML Enhanced Index Core Equity(k)	―	―	—	—	—	—	—	—	10.26	10.14	10.00(g)
MML Equity	18.33	14.76	16.63	14.56	13.12	13.78	12.52	9.53	8.33	8.77	10.00(f)
MML Equity Income	31.58	25.33	28.34	24.71	21.11	22.99	21.68	16.92	14.63	14.95	10.00(d)
MML Equity Index	24.34	18.86	20.09	16.79	15.27	15.34	13.74	10.57	9.28	9.26	10.00(f)
MML Focused Equity	24.55	19.19	19.27	16.07	13.84	15.45	13.99	10.31	—	—	10.00(h)
MML Foreign	14.57	13.05	15.74	13.11	13.11	13.87	15.12	12.69	10.81	12.17	10.00(c)

Sub-Account	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Value at Inception Date
MML Fundamental Growth(*)	$23.98	$18.24	$18.38	$14.64	$14.34	$13.73	$12.56	$9.65	$—	$—	$10.00(h)
MML Fundamental Value	18.48	15.30	17.34	15.32	13.74	14.40	13.15	10.22	—	—	10.00(h)
MML Global	17.68	13.73	15.40	12.56	11.85	12.18	11.88	9.38	7.69	8.13	10.00(c)
MML Growth & Income	32.02	24.58	26.30	21.56	20.10	20.28	18.50	14.15	12.01	12.41	10.00(d)
MML Growth Allocation	18.90	15.81	17.22	15.05	14.18	14.49	13.89	11.48	10.17	10.36	10.00(e)
MML High Yield	17.11	15.51	16.31	15.33	13.37	13.75	13.85	12.70	11.05	10.59	10.00(i)
MML Income & Growth	26.65	21.72	24.94	21.53	18.76	19.04	17.68	14.39	13.03	12.52	10.00(b)
MML Inflation-Protected and Income	14.42	13.50	13.87	13.63	13.14	13.53	13.26	14.72	13.97	12.48	10.00(d)
MML Large Cap Growth	21.66	16.64	17.27	13.12	13.35	12.88	11.93	9.06	7.93	8.35	10.00(c)
MML Managed Bond	13.47	12.47	12.74	12.37	12.24	12.53	11.97	12.37	11.89	11.27	10.00(j)
MML Managed Volatility	15.64	14.18	15.09	14.03	13.72	13.51	13.12	11.29	10.12	10.68	10.00(a)
MML Mid Cap Growth	83.50	64.50	66.86	54.32	51.83	49.22	44.07	32.69	29.14	29.92	10.00(b)
MML Mid Cap Value	45.12	35.43	41.30	37.50	30.86	31.75	27.60	21.46	18.65	19.03	10.00(c)
MML Moderate Allocation	17.80	15.22	16.33	14.61	13.86	14.15	13.59	11.72	10.50	10.54	10.00(e)
MML NASDAQ-100®(k)	―	―	—	—	—	—	—	—	5.04	4.95	10.00(a)
MML Short-Duration Bond	10.83	10.54	10.55	10.46	10.34	10.42	10.45	10.52	10.38	10.19	10.00(i)
MML Small Cap Equity	39.19	31.43	35.49	31.47	26.99	29.01	26.23	18.86	16.16	16.75	10.00(b)
MML Small Cap Growth Equity	45.77	34.55	36.84	30.42	27.36	29.23	27.99	19.12	17.09	18.29	10.00(f)
MML Small Cap Index(k)	―	―	—	—	—	—	—	—	17.11	17.26	10.00(c)
MML Small/Mid Cap Value	35.50	29.93	35.68	31.89	25.85	27.75	25.71	18.87	16.07	17.62	10.00(d)
MML Total Return Bond	11.00	10.27	10.45	10.31	10.22	10.37	10.07	10.41	—	—	10.00(h)
MML U.S. Government Money Market	8.93	8.90	8.91	9.01	9.12	9.25	9.38	9.51	9.65	9.78	10.00(e)
Panorama Growth(k)	―	―	—	—	—	—	—	—	12.98	13.13	10.00(b)
Panorama Total Return(k)	―	―	—	—	—	—	—	—	12.48	12.62	10.00(b)
PIMCO CommodityRealReturn® Strategy	5.36	4.88	5.77	5.73	5.06	6.90	8.60	10.22	9.86	10.82	10.00(p)
VY® Clarion Global Real Estate	16.48	13.44	14.94	13.71	13.82	14.19	12.64	12.36	9.97	10.68	10.00(p)
Accumulation Units Outstanding
Sub-Account	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Fidelity® VIP Contrafund®(b)	824,508	938,892	1,067,338	1,182,729	1,339,995	1,446,406	1,605,545	1,840,598	2,156,192	2,636,677
Invesco Oppenheimer V.I. Capital Appreciation(c)	747,668	844,296	952,965	1,066,001	1,151,318	1,264,742	1,427,529	1,674,240	1,908,252	2,419,622
Invesco Oppenheimer V.I. Conservative Balanced(a)(l)	467,936	548,617	642,320	766,268	851,506	974,270	1,123,061	1,333,036	664,402	817,593
Invesco Oppenheimer V.I. Discovery Mid Cap Growth(c)	511,285	587,075	675,746	741,868	823,112	918,239	1,052,350	1,196,348	1,337,613	1,556,380
Invesco Oppenheimer V.I. Global(c)	731,042	849,985	955,853	1,061,049	1,176,088	1,276,806	1,443,253	1,663,876	2,037,250	2,469,057
Invesco Oppenheimer V.I. Global Strategic Income(c)	520,231	591,202	620,753	693,224	827,244	951,785	1,096,027	1,264,514	1,366,747	1,756,929

Sub-Account	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Invesco Oppenheimer V.I. Government Money(b)(o)	208,099	224,911	243,701	294,841	350,309	407,465	482,207	585,712	759,677	908,142
Invesco Oppenheimer V.I. High Income(c)(m)(n)	―	―	—	—	—	—	—	—	690,965	881,933
Invesco Oppenheimer V.I. International Growth(b)	237,314	264,078	287,626	332,430	370,788	403,475	443,575	511,944	631,017	774,533
Invesco Oppenheimer V.I. Main Street(c)	1,146,801	1,312,969	1,488,353	1,639,262	1,828,764	2,027,191	2,281,420	2,619,710	2,236,623	2,715,463
Invesco Oppenheimer V.I. Total Return Bond(b)(m)	331,432	389,704	437,442	502,647	583,546	671,763	785,698	945,089	1,147,903	1,424,488
Invesco V.I. Diversified Dividend(a)	61,889	71,841	88,711	91,166	83,662	93,792	106,897	119,118	125,897	144,527
Invesco V.I. Health Care(a)	99,462	112,460	125,406	148,988	188,864	195,633	218,535	220,957	258,237	310,017
Invesco V.I. Technology(a)	268,463	318,864	337,274	350,589	405,972	469,289	540,390	605,432	668,579	818,831
MML Aggressive Allocation(e)	75,022	80,614	100,977	92,174	120,482	138,725	108,347	102,651	98,717	100,464
MML Asset Allocation(d)(k)	―	―	—	—	—	—	—	—	963,449	1,162,520
MML Balanced Allocation(e)	237,282	249,018	285,419	294,384	302,082	371,904	407,744	345,309	256,385	213,535
MML Blend(f)	1,082,177	1,156,583	1,263,270	1,375,581	1,565,491	1,747,045	1,897,320	2,126,956	2,108,112	2,460,821
MML Blue Chip Growth(d)	218,156	238,469	252,722	287,313	319,377	342,770	362,318	395,148	304,329	359,573
MML Concentrated Growth(c)(k)	―	―	—	—	—	—	—	—	1,055,587	1,299,438
MML Conservative Allocation(e)	162,715	182,320	202,486	182,144	181,505	214,055	224,230	271,730	263,748	235,253
MML Emerging Growth(a)(k)	―	―	—	—	—	—	—	—	175,984	205,946
MML Enhanced Index Core Equity(g)(k)	―	―	—	—	—	—	—	—	269,484	334,752
MML Equity(f)	146,758	647,432	718,827	794,961	887,566	956,167	1,061,191	1,193,669	1,381,341	1,658,258
MML Equity Income(d)	264,668	166,034	192,320	233,048	255,061	286,133	334,365	386,054	444,020	529,145
MML Equity Index(f)	587,976	308,337	342,047	373,105	436,265	469,018	557,106	623,325	729,481	897,109
MML Focused Equity(h)	10,100	9,365	16,162	16,485	18,913	18,689	20,815	8,606	—	—
MML Foreign(c)	182,657	206,125	237,100	272,062	297,231	316,834	363,649	432,196	502,665	642,320
MML Fundamental Growth(h)(*)	5,852	6,832	6,411	4,726	4,865	2,825	1,545	—	—	—
MML Fundamental Value(h)	13,804	15,241	19,116	16,035	5,996	6,712	5,211	1,085	—	—
MML Global(c)	413,837	472,133	515,418	568,727	629,837	693,449	770,453	852,912	969,660	1,159,508
MML Growth & Income(d)	355,294	393,155	428,710	463,317	534,645	594,205	677,292	788,695	969,806	1,247,260
MML Growth Allocation(e)	153,292	159,636	153,390	163,478	179,040	198,985	230,541	204,727	158,376	148,607
MML High Yield(i)	37,442	44,668	45,928	46,493	59,072	86,146	90,118	75,665	43,914	15,556
MML Income & Growth(b)	452,309	524,483	587,872	656,343	728,584	825,290	944,370	1,108,592	1,318,197	1,602,102
MML Inflation-Protected and Income(d)	193,081	216,028	242,769	279,389	314,448	366,938	467,759	567,801	608,544	649,971
MML Large Cap Growth(c)	338,564	403,464	459,681	509,649	581,849	646,815	743,300	872,816	983,662	1,184,209
MML Managed Bond(j)	184,230	184,606	220,199	243,226	225,621	260,378	370,223	485,296	354,608	308,915
MML Managed Volatility(a)	172,846	188,889	218,304	254,796	296,503	333,210	398,406	457,023	530,239	675,000
MML Mid Cap Growth(b)	513,614	603,344	678,994	748,069	843,192	926,070	1,034,940	1,182,628	1,424,068	1,703,506

Sub-Account	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
MML Mid Cap Value(c)	371,695	426,068	478,883	554,366	610,808	685,207	763,774	882,575	1,047,398	1,290,203
MML Moderate Allocation(e)	363,658	351,642	358,075	389,518	389,527	396,833	397,276	388,884	371,284	336,168
MML NASDAQ-100®(a)(k)	―	―	—	—	—	—	—	—	413,279	497,497
MML Short-Duration Bond(i)	67,599	79,898	84,042	145,842	61,568	63,074	72,243	70,621	40,187	11,032
MML Small Cap Equity(b)	181,169	208,083	233,482	259,172	282,962	330,494	383,551	428,663	477,385	599,617
MML Small Cap Growth Equity(f)	117,510	130,492	148,099	161,627	171,466	182,619	221,508	238,467	283,514	364,333
MML Small Cap Index(c)(k)	―	―	—	—	—	—	—	—	246,112	299,878
MML Small/Mid Cap Value(d)	76,181	93,457	101,025	115,439	127,056	137,423	163,747	178,339	224,357	288,867
MML Total Return Bond(h)	32,553	28,392	24,709	27,313	21,733	34,106	29,315	10,372	—	—
MML U.S. Government Money Market(e)	847,745	877,116	971,852	1,141,215	1,316,270	1,432,392	1,569,313	1,849,963	474,994	284,549
Panorama Growth(b)(k)	―	―	—	—	—	—	—	—	573,905	690,152
Panorama Total Return(b)(k)	―	―	—	—	—	—	—	—	759,709	856,610
PIMCO CommodityRealReturn® Strategy(p)	58,075	63,625	73,942	83,493	75,444	91,702	108,911	130,959	149,542	156,798
VY® Clarion Global Real Estate(p)	57,211	63,603	64,452	75,927	71,870	79,225	67,880	68,864	61,219	65,525
Notes to Condensed Financial Information
(a)
Commencement of public offering was May 1, 2000.

(b)
Commencement of public offering was September 1, 1998.

(c)
Commencement of public offering was September 1, 1999.

(d)
Commencement of public offering was May 1, 2003.

(e)
Commencement of public offering was January 19, 2008.

(f)
Commencement of public offering was May 1, 1999.

(g)
Commencement of public offering was May 1, 2001.

(h)
Commencement of public offering was May 1, 2012.

(i)
Commencement of public offering was May 1, 2010.

(j)
Commencement of public offering was May 1, 2009.

(k)
Beginning April 30, 2012, this sub-account is unavailable as an investment choice.

(l)
This sub-account is unavailable in contracts issued on or after April 30, 2012.

(m)
Effective May 1, 2009 and after, you may not allocate any new money to this sub-account via purchase payments or transfers.

(n)
Effective October 26, 2012, Oppenheimer High Income was merged into Oppenheimer Global Strategic Income.

(o)
This sub-account is unavailable in contracts issued on or after January 19, 2008.

(p)
Commencement of public offering was May 1, 2006.

*
Individual Sub-Account Footnote(s):

Effective March 2, 2020, MML Fundamental Growth sub-account known as MML Fundamental Equity sub-account.

PART B
INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION
PANORAMA PREMIER
C.M. LIFE INSURANCE COMPANY
(Depositor)
C.M. MULTI-ACCOUNT A
(Registrant)
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2020
This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2020, for the individual variable deferred annuity contracts with flexible purchase payments which are referred to herein.
For a copy of the prospectus call (800) 272-2216 or write to: MassMutual, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067.
1

ASSIGNMENT OF CONTRACT
The Company will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the Company receives the original or a true copy thereof in good order at our Service Center. The Company assumes no responsibility for the validity of any assignment.
For qualified contracts, the following exceptions and provisions should be noted:
(1)
No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by the Company at our Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)
If an assignment of a contract is in effect on the maturity date, the Company reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, the Company will pay to the assignee in one sum, the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected.

(3)
Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Internal Revenue Code of 1986, as amended (IRC); and

(4)
Contracts issued under a plan for an Individual Retirement Annuity pursuant to IRC Section 408, or for a Roth Individual Retirement Annuity pursuant to IRC Section 408A, must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than the Company, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.
2

DISTRIBUTION AND ADMINISTRATION
The contracts are no longer for sale to the public. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, serves as principal underwriter of the contracts sold by its registered representatives, and MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual, serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who entered into distribution agreements with MSD.
MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).
During the last three years, MMLIS and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the contracts described in the prospectus.
Year	MMLIS	MSD
2019	$176,072	$14,324
2018	$171,719	$14,525
2017	$158,269	$16,414
Commissions for sales of the contracts by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the contracts by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.
During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MSD as shown below.
Year	MMLIS	MSD
2019	$1,693,409	$246,037
2018	$1,875,481	$257,672
2017	$1,846,959	$274,930
We no longer offer the contract for sale to the public. However, contract owners may continue to make purchase payments to existing contracts, subject to the limitations described in the prospectus.
The offering is on a continuous basis.
Under an administration agreement with the separate account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of contracts with assets held by the separate account; and (2) all services and expenses required for the administration of the separate account. C.M. Life compensated MassMutual for providing these administrative services as shown below.
2019	2018	2017
$11,426,725	$12,611,765	$6,873,101
ACCUMULATION UNITS AND UNIT VALUE
During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts as a result of purchase payments, withdrawals, transfers, or fees and charges. The Company will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received in good order at our Service Center.
The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (business day) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.
The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:
A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the sub-account.
3

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day, minus the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the sub-account as of the immediately preceding business day.
C is the cumulative charge since the immediately preceding business day for the insurance charges.
The accumulation unit value may increase or decrease from business day to business day.
TRANSFERS DURING THE INCOME PHASE
Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.
The amount transferred to the general account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.
See the “Transfers and Transfer Programs – Transfers During the Income Phase” section in the prospectus for more information about transfers during the income phase.
PAYMENT OF DEATH BENEFIT
The Company will require due proof of death before any death benefit is paid. Due proof of death will be:
(1)
a certified death certificate;

(2)
a certified decree of a court of competent jurisdiction as to the finding of death; or

(3)
any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.
The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:
(1)
to the primary beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or

(2)
if there is no primary beneficiary who survives the contract owner’s death and/or any annuitant’s death, as applicable, to the contingent beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or

(3)
if there is no primary or contingent beneficiary who survives the contract owner’s death and/or any annuitant’s death, as applicable, to the contract owner or the contract owner’s estate.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.
See the “Death Benefit” section in the prospectus for more information on death benefits.
ANNUITY PAYMENTS
A variable annuity payment is an annuity with payments which; 1) are not predetermined as to dollar amount; and 2) will vary in amount with the net investment results of the applicable sub-accounts. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:
(1)
The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

(2)
For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

4

(3)
The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:
(1)
The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

(2)
For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:
(1)
The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

(2)
The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See “The Income Phase” section in the prospectus for more information.
EXPERTS
The financial statements of C.M. Multi-Account A as of December 31, 2019 and for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of C.M. Life Insurance Company (the Company) as of December 31, 2019 and 2018, and for each of the years in the three-year period ended December 31, 2019, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 24, 2020, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.
5

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and Contract Owners of C. M. Multi-Account A:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of C. M. Multi-Account A, (comprised of the sub-accounts listed in Appendix A to the opinion) (collectively, “the Separate Account”) as of December 31, 2019, the related statements of operations and changes in net assets for each of the years (as described in Appendix A) in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2019, the results of its operation and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account’s auditor since 2004.

Boston, Massachusetts

April 3, 2020

LA2053	F-1

Appendix A

C. M. Multi-Account A is comprised of the following sub-accounts and the activities of each sub- account have been included within the accompanying statements of assets and liabilities as of December 31, 2019 and the related statements of operations and changes in net assets for each of the years in the two-year period then ended.

Sub-Accounts

Fidelity® VIP Contrafund® Sub-Account

Invesco Oppenheimer V.I. Capital Appreciation Sub-Account *

Invesco Oppenheimer V.I. Conservative Balanced Sub-Account *

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Sub-Account *

Invesco Oppenheimer V.I. Global Strategic Income Sub-Account *

Invesco Oppenheimer V.I. Global Sub-Account *

Invesco Oppenheimer V.I. Government Money Sub-Account *

Invesco Oppenheimer V.I. International Growth Sub-Account *

Invesco Oppenheimer V.I. Main Street Sub-Account *

Invesco Oppenheimer V.I. Total Return Bond Sub-Account *

Invesco V.I. Diversified Dividend Sub-Account

Invesco V.I. Health Care Sub-Account

Invesco V.I. Technology Sub-Account

MML Aggressive Allocation Sub-Account

MML Balanced Allocation Sub-Account

MML Blend Sub-Account

MML Blue Chip Growth Sub-Account

MML Conservative Allocation Sub-Account

MML Core Allocation Sub-Account

MML Equity Sub-Account

MML Equity Income Sub-Account

MML Equity Index Sub-Account

Sub-Accounts

MML Focused Equity Sub-Account

MML Foreign Sub-Account

MML Fundamental Growth Sub-Account

MML Fundamental Value Sub-Account

MML Global Sub-Account

MML Growth Sub-Account

MML Growth & Income Sub-Account

MML Growth Allocation Sub-Account

MML Growth Sub-Account

MML High Yield Sub-Account

MML Income & Growth Sub-Account

MML Inflation-Protected and Income Sub- Account

MML International Sub-Account

MML International Equity Sub-Account

MML Large Cap Growth Sub-Account

MML Managed Bond Sub-Account (Initial Class)

MML Managed Bond Sub-Account (Service Class)

MML Managed Volatility Sub-Account

MML Mid Cap Growth Sub-Account

MML Mid Cap Value Sub-Account

MML Moderate Allocation Sub-Account

MML Short-Duration Bond Sub-Account

MML Small Cap Equity Sub-Account

MML Small Cap Growth Equity Sub-Account

MML Small Company Value Sub-Account

MML Small/Mid Cap Value Sub-Account

MML Strategic Emerging Markets Sub-Account

MML Total Return Bond Sub-Account

MML U.S. Government Money Market Sub-Account

Oppenheimer Global Multi-Alternatives Sub-Account**

PIMCO CommodityRealReturn® Strategy Sub-Account

VY® Clarion Global Real Estate Sub-Account

* See Note 2 to the financial statements for information regarding the merger of this sub-account.

**Effective April 29, 2019 this Sub-Account liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on April 29, 2019 was automatically transferred to the MML U.S. Government Money Market Sub-Account.

LA2053	F-2

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2019

	Fidelity® VIP Contrafund®	Invesco Oppenheimer V.I. Capital Appreciation	Invesco Oppenheimer V.I. Conservative Balanced	Invesco Oppenheimer V.I. Discovery Mid Cap Growth	Invesco Oppenheimer V.I. Global	Invesco Oppenheimer V.I. Government Money	Invesco Oppenheimer V.I. International Growth	Invesco Oppenheimer V.I. Main Street
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

ASSETS
Investments
Number of shares	2,611,276	758,943	727,751	373,492	1,979,327	6,554,173	8,182,050	1,674,430
Identified cost	$76,981,901	$37,593,001	$9,550,620	$25,217,345	$66,676,067	$6,554,173	$17,117,392	$45,550,459
Value	$97,061,137	$45,362,019	$11,869,614	$31,306,083	$84,220,364	$6,554,173	$20,046,023	$49,295,231
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	97,061,137	45,362,019	11,869,614	31,306,083	84,220,364	6,554,173	20,046,023	49,295,231

LIABILITIES
Annuitant mortality fluctuation reserve	2,489	8,490	3,442	3,719	11,477	727	853	5,223
Payable to C.M. Life Insurance Company	62	176	97	122	257	25	54	132
Total liabilities	2,551	8,666	3,539	3,841	11,734	752	907	5,355

NET ASSETS	$97,058,586	$45,353,353	$11,866,075	$31,302,242	$84,208,630	$6,553,421	$20,045,116	$49,289,876

Net Assets:
Accumulation units - value	$96,960,265	$45,064,089	$11,751,355	$31,178,267	$83,815,292	$6,529,162	$20,016,697	$49,115,781
Contracts in payout (annuitization) period	98,321	289,264	114,720	123,975	393,338	24,259	28,419	174,095

Net assets	$97,058,586	$45,353,353	$11,866,075	$31,302,242	$84,208,630	$6,553,421	$20,045,116	$49,289,876

Outstanding units
Contract owners	2,458,365	1,928,344	735,358	1,770,670	2,454,009	588,953	821,541	2,019,490

UNIT VALUE
Panorama Premier	$49.17	$26.50	$16.02	$23.89	$41.11	$12.00	$36.68	$24.47
Panorama Passage®
Tier 1	36.81	26.49	15.74	23.54	40.51	10.30	23.59	24.88
Tier 2	35.84	25.79	15.33	22.92	39.45	10.03	22.97	24.22
Tier 3	38.72	27.86	16.53	24.76	42.62	10.84	24.82	26.17
Tier 4	37.08	26.68	15.83	23.71	40.81	10.38	23.77	25.06
MassMutual Artistry	33.31	19.47	16.20	13.24	28.49	10.54	17.57	22.79

See Notes to Financial Statements.

F-3

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

	Invesco
	Oppenheimer V.I.	Invesco V.I.			MML	MML		MML
	Total Return	Diversified	Invesco V.I.	Invesco V.I.	Aggressive	Balanced	MML	Blue Chip
	Bond	Dividend	Health Care	Technology	Allocation	Allocation	Blend	Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

ASSETS
Investments
Number of shares	667,391	137,399	307,506	194,046	2,636,345	2,480,618	2,886,660	1,793,628
Identified cost	$5,039,976	$3,498,595	$8,821,099	$4,168,641	$27,582,379	$25,663,021	$60,629,327	$28,378,882
Value	$5,292,408	$3,741,369	$9,295,918	$5,283,879	$26,785,264	$24,533,309	$66,191,928	$29,576,930
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	6	-	-	-
Total assets	5,292,408	3,741,369	9,295,918	5,283,879	26,785,270	24,533,309	66,191,928	29,576,930

LIABILITIES
Annuitant mortality fluctuation reserve	5,962	-	160	829	-	-	3,955	396
Payable to C.M. Life Insurance Company	98	6	68	75	-	15	109	34
Total liabilities	6,060	6	228	904	-	15	4,064	430

NET ASSETS	$5,286,348	$3,741,363	$9,295,690	$5,282,975	$26,785,270	$24,533,294	$66,187,864	$29,576,500

Net Assets:
Accumulation units - value	$5,087,627	$3,741,363	$9,290,354	$5,255,358	$26,785,270	$24,395,726	$66,049,432	$29,563,289
Contracts in payout (annuitization) period	198,721	-	5,336	27,617	-	137,568	138,432	13,211

Net assets	$5,286,348	$3,741,363	$9,295,690	$5,282,975	$26,785,270	$24,533,294	$66,187,864	$29,576,500

Outstanding units
Contract owners	344,378	269,088	301,899	642,180	1,294,689	1,425,889	2,740,641	600,266

UNIT VALUE
Panorama Premier	$15.35	$14.34	$32.06	$8.24	$20.19	$16.87	$22.71	$48.31
Panorama Passage®
Tier 1	-	14.09	31.50	8.10	19.97	16.69	24.02	47.59
Tier 2	-	13.72	30.67	7.88	19.59	16.38	23.39	46.34
Tier 3	-	14.80	33.09	8.51	20.58	17.20	25.27	49.61
Tier 4	-	14.17	31.68	8.14	19.95	16.67	24.19	47.51
MassMutual Artistry	-	13.02	28.87	8.10	20.72	17.32	25.03	50.11

See Notes to Financial Statements.

F-4

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

	MML	MML		MML	MML	MML		MML
	Conservative	Core	MML	Equity	Equity	Focused	MML	Fundamental
	Allocation	Allocation	Equity	Income	Index	Equity	Foreign	Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

ASSETS
Investments
Number of shares	1,878,677	1,042,108	1,171,204	1,803,056	603,783	115,948	908,134	67,785
Identified cost	$18,826,708	$12,581,404	$28,285,833	$20,350,404	$14,307,572	$804,122	$8,638,197	$696,401
Value	$18,692,836	$12,213,509	$32,906,121	$20,158,162	$19,598,796	$757,137	$9,172,151	$657,518
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	18,692,836	12,213,509	32,906,121	20,158,162	19,598,796	757,137	9,172,151	657,518

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	6,014	-	1,189	-	1,723	-
Payable to C.M. Life Insurance Company	7	2	114	14	25	22	31	11
Total liabilities	7	2	6,128	14	1,214	22	1,754	11

NET ASSETS	$18,692,829	$12,213,507	$32,899,993	$20,158,148	$19,597,582	$757,115	$9,170,397	$657,507

Net Assets:
Accumulation units - value	$18,554,543	$12,213,507	$32,699,542	$20,158,148	$19,557,947	$757,115	$9,112,959	$657,507
Contracts in payout (annuitization) period	138,286	-	200,451	-	39,635	-	57,438	-

Net assets	$18,692,829	$12,213,507	$32,899,993	$20,158,148	$19,597,582	$757,115	$9,170,397	$657,507

Outstanding units
Contract owners	1,120,073	521,484	1,607,887	623,194	799,452	30,588	642,373	27,078

UNIT VALUE
Panorama Premier	$16.38	$-	$18.33	$31.58	$24.34	$24.55	$14.57	$23.98
Panorama Passage®
Tier 1	16.21	-	20.34	31.11	25.26	24.38	14.67	23.82
Tier 2	15.90	-	19.81	30.30	24.60	24.08	14.29	23.53
Tier 3	16.70	-	21.40	32.44	26.57	24.85	15.43	24.28
Tier 4	16.19	-	20.49	31.06	25.45	24.36	14.78	23.80
MassMutual Artistry	16.82	23.42	21.87	32.76	23.12	24.96	13.76	24.39

See Notes to Financial Statements.

F-5

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

								MML
	MML			MML	MML		MML	Inflation-
	Fundamental	MML	MML	Growth	Growth	MML	Income	Protected
	Value	Global	Growth	& Income	Allocation	High Yield	& Growth	and Income
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

ASSETS
Investments
Number of shares	87,612	1,002,175	366,862	1,674,249	6,040,387	323,140	2,482,938	1,044,618
Identified cost	$1,194,117	$11,185,838	$4,984,610	$17,391,887	$59,163,782	$3,155,596	$24,970,618	$11,174,221
Value	$1,124,067	$13,198,642	$5,257,131	$32,530,655	$54,605,099	$3,079,523	$24,680,402	$10,738,671
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	1,124,067	13,198,642	5,257,131	32,530,655	54,605,099	3,079,523	24,680,402	10,738,671

LIABILITIES
Annuitant mortality fluctuation reserve	-	539	-	1,651	-	-	1,617	880
Payable to C.M. Life Insurance Company	19	25	-	42	2	6	42	34
Total liabilities	19	564	-	1,693	2	6	1,659	914

NET ASSETS	$1,124,048	$13,198,078	$5,257,131	$32,528,962	$54,605,097	$3,079,517	$24,678,743	$10,737,757

Net Assets:
Accumulation units - value	$1,124,048	$13,180,108	$5,257,131	$32,473,943	$54,605,097	$3,079,517	$24,624,840	$10,707,947
Contracts in payout (annuitization) period	-	17,970	-	55,019	-	-	53,903	29,810

Net assets	$1,124,048	$13,198,078	$5,257,131	$32,528,962	$54,605,097	$3,079,517	$24,678,743	$10,737,757

Outstanding units
Contract owners	60,094	795,611	129,472	994,687	2,819,559	177,623	1,074,242	728,154

UNIT VALUE
Panorama Premier	$18.48	$17.68	$-	$32.02	$18.90	$17.11	$26.65	$14.42
Panorama Passage®
Tier 1	18.35	17.13	-	31.54	18.69	16.96	20.52	14.20
Tier 2	18.12	16.68	-	30.71	18.34	16.70	19.98	13.83
Tier 3	18.70	18.02	-	32.88	19.26	17.38	21.59	14.81
Tier 4	18.33	17.25	-	31.49	18.67	16.94	20.67	14.18
MassMutual Artistry	18.79	12.68	40.60	33.22	19.40	17.48	19.44	14.96

See Notes to Financial Statements.

F-6

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

		MML	MML	MML	MML	MML	MML	MML
	MML	International	Large Cap	Managed	Managed	Managed	Mid Cap	Mid Cap
	International	Equity	Growth	Bond	Bond	Volatility	Growth	Value
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
				(Initial Class)	(Service Class)
ASSETS
Investments
Number of shares	237,124	17,495	1,471,568	2,047,619	196,939	782,480	5,488,022	4,568,651
Identified cost	$2,429,025	$184,138	$16,034,358	$26,034,091	$2,470,050	$9,530,788	$82,019,269	$50,758,093
Value	$2,416,294	$175,128	$16,319,690	$25,864,346	$2,482,040	$10,248,522	$87,149,783	$48,427,701
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-
Total assets	2,416,294	175,128	16,319,690	25,864,346	2,482,040	10,248,522	87,149,783	48,427,701

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	6,445	107	-	4,156	9,274	11,932
Payable to C.M. Life Insurance Company	-	6	129	3	1	77	235	210
Total liabilities	-	6	6,574	110	1	4,233	9,509	12,142

NET ASSETS	$2,416,294	$175,122	$16,313,116	$25,864,236	$2,482,039	$10,244,289	$87,140,274	$48,415,559

Net Assets:
Accumulation units - value	$2,416,294	$175,122	$16,046,045	$25,860,681	$2,482,039	$10,059,583	$86,814,601	$48,017,821
Contracts in payout (annuitization) period	-	-	267,071	3,555	-	184,706	325,673	397,738

Net assets	$2,416,294	$175,122	$16,313,116	$25,864,236	$2,482,039	$10,244,289	$87,140,274	$48,415,559

Outstanding units
Contract owners	116,551	16,121	789,748	1,241,432	184,230	640,820	1,322,636	996,092

UNIT VALUE
Panorama Premier	$-	$-	$21.66	$-	$13.47	$15.64	$83.50	$45.12
Panorama Passage®
Tier 1	-	-	21.86	20.33	-	15.37	61.89	47.82
Tier 2	-	-	21.28	19.79	-	14.96	60.26	46.56
Tier 3	-	-	22.99	21.38	-	16.14	65.11	50.31
Tier 4	-	-	22.01	20.48	-	15.46	62.35	48.17
MassMutual Artistry	20.73	10.86	17.81	20.55	-	16.19	49.91	51.03

See Notes to Financial Statements.

F-7

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

		MML		MML	MML	MML	MML	MML
	MML	Short-	MML	Small Cap	Small	Small/Mid	Strategic	Total
	Moderate	Duration	Small Cap	Growth	Company	Cap	Emerging	Return
	Allocation	Bond	Equity	Equity	Value	Value	Markets	Bond
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

ASSETS
Investments
Number of shares	6,238,504	287,457	2,153,183	1,026,125	68,153	1,101,106	113,477	192,195
Identified cost	$68,125,821	$2,804,341	$20,062,092	$14,625,608	$1,037,520	$12,569,108	$1,168,008	$1,983,121
Value	$65,691,443	$2,782,579	$20,109,689	$14,502,505	$968,451	$12,178,229	$1,438,893	$2,041,111
Dividends receivable	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	1	-	-	-
Total assets	65,691,443	2,782,579	20,109,689	14,502,505	968,452	12,178,229	1,438,893	2,041,111

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	386	3,009	-	376	-	-
Payable to C.M. Life Insurance Company	5	6	16	47	-	17	-	16
Total liabilities	5	6	402	3,056	-	393	-	16

NET ASSETS	$65,691,438	$2,782,573	$20,109,287	$14,499,449	$968,452	$12,177,836	$1,438,893	$2,041,095

Net Assets:
Accumulation units - value	$65,525,464	$2,782,573	$20,096,424	$14,399,138	$968,452	$12,165,314	$1,438,893	$2,041,095
Contracts in payout (annuitization) period	165,974	-	12,863	100,312	-	12,522	-	-

Net assets	$65,691,438	$2,782,573	$20,109,287	$14,499,449	$968,452	$12,177,836	$1,438,893	$2,041,095

Outstanding units
Contract owners	3,611,492	254,160	552,308	398,655	31,116	334,180	87,776	183,407

UNIT VALUE
Panorama Premier	$17.80	$10.83	$39.19	$45.77	$-	$35.50	$-	$11.00
Panorama Passage®
Tier 1	17.61	10.73	35.31	40.44	-	34.97	-	10.92
Tier 2	17.28	10.57	34.38	39.38	-	34.05	-	10.79
Tier 3	18.14	11.00	37.15	42.54	-	36.46	-	11.13
Tier 4	17.59	10.72	35.57	40.74	-	34.91	-	10.92
MassMutual Artistry	18.27	11.06	34.08	28.88	31.12	36.82	16.39	11.19

See Notes to Financial Statements.

F-8

C.M. Multi-Account A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2019

	MML U.S.	PIMCO	VY®
	Government	Commodity-	Clarion
	Money	RealReturn®	Global
	Market	Strategy	Real Estate
	Sub-Account	Sub-Account	Sub-Account

ASSETS
Investments
Number of shares	20,953,889	201,231	175,891
Identified cost	$20,943,785	$1,624,717	$2,104,920
Value	$20,953,889	$1,305,990	$2,293,615
Dividends receivable	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-
Total assets	20,953,889	1,305,990	2,293,615

LIABILITIES
Annuitant mortality fluctuation reserve	6,134	63	-
Payable to C.M. Life Insurance Company	104	27	30
Total liabilities	6,238	90	30

NET ASSETS	$20,947,651	$1,305,900	$2,293,585

Net Assets:
Accumulation units - value	$20,743,161	$1,303,646	$2,293,585
Contracts in payout (annuitization) period	204,490	2,254	-

Net assets	$20,947,651	$1,305,900	$2,293,585

Outstanding units
Contract owners	2,312,249	238,693	137,153

UNIT VALUE
Panorama Premier	$8.93	$5.36	$16.48
Panorama Passage®
Tier 1	8.84	5.29	16.28
Tier 2	8.67	5.18	15.93
Tier 3	9.10	5.47	16.85
Tier 4	8.83	5.28	16.26
MassMutual Artistry	9.17	5.52	16.98

See Notes to Financial Statements.

F-9

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For The Year Ended December 31, 2019

	Fidelity® VIP Contrafund®	Invesco Oppenheimer V.I. Capital Appreciation	Invesco Oppenheimer V.I. Conservative Balanced	Invesco Oppenheimer V.I. Discovery Mid Cap Growth	Invesco Oppenheimer V.I. Global	Invesco Oppenheimer V.I. Global Strategic Income	Invesco Oppenheimer V.I. Government Money	Invesco Oppenheimer V.I. International Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income
Dividends	$430,250	$26,026	$281,425	$-	$750,894	$1,433,068	$117,598	$201,836

Expenses
Mortality and expense risk fees and administrative charges	1,208,781	544,151	164,466	382,822	1,039,927	474,017	87,388	245,684

Net investment income (loss)	(778,531)	(518,125)	116,959	(382,822)	(289,033)	959,051	30,210	(43,848)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,399,908	1,750,447	685,389	1,959,534	3,303,314	(651,614)	-	584,066
Realized gain distribution	10,979,800	4,098,293	199,338	3,853,894	11,860,872	-	-	989,671
Realized gain (loss)	14,379,708	5,848,740	884,727	5,813,428	15,164,186	(651,614)	-	1,573,737

Change in net unrealized appreciation/ depreciation of investments	10,967,040	7,206,440	851,453	3,890,046	6,524,285	3,122,158	-	3,013,529

Net gain (loss) on investments	25,346,748	13,055,180	1,736,180	9,703,474	21,688,471	2,470,544	-	4,587,266

Net increase (decrease) in net assets resulting from operations	24,568,217	12,537,055	1,853,139	9,320,652	21,399,438	3,429,595	30,210	4,543,418

Capital transactions:
Transfer of net premiums	1,537,719	591,072	81,554	441,531	1,300,835	586,480	217,955	357,038
Transfers due to death benefits	(2,602,521)	(759,282)	(353,997)	(322,047)	(2,363,381)	(536,961)	(103,731)	(243,175)
Transfers due to annuity benefit payments	(16,090)	(23,034)	(16,733)	(11,152)	(37,088)	(22,823)	(5,931)	(2,957)
Transfers due to withdrawal of funds	(11,226,115)	(4,859,779)	(1,910,875)	(3,468,624)	(9,169,416)	(4,329,556)	(1,221,673)	(1,865,037)
Transfers due to loans, net of repayments	23,263	21,793	1,006	40,163	49,320	22,730	8,495	(6,670)
Transfers due to rider and contingent deferred sales charges	(7,412)	(2,591)	(526)	(1,357)	(4,086)	(2,629)	(578)	(628)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(2,530)	3,805	4,888	(2,235)	(6,535)	128	196	(427)
Transfers between Sub-Accounts and to/from Fixed Account	(1,863,471)	(760,936)	(48,762)	(497,977)	(1,982,441)	(818,504)	348,049	(693,355)

Net increase (decrease) in net assets resulting from capital transactions	(14,157,157)	(5,788,952)	(2,243,445)	(3,821,698)	(12,212,792)	(5,101,135)	(757,218)	(2,455,211)
Total increase (decrease)	10,411,060	6,748,103	(390,306)	5,498,954	9,186,646	(1,671,540)	(727,008)	2,088,207

NET ASSETS, at beginning of the year	86,647,526	38,605,250	12,256,381	25,803,288	75,021,984	38,180,577	7,280,429	17,956,909

NET ASSETS, at end of the year	$97,058,586	$45,353,353	$11,866,075	$31,302,242	$84,208,630	$36,509,037	$6,553,421	$20,045,116

See Notes to Financial Statements.

F-10

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

	Invesco Oppenheimer V.I.	Invesco Oppenheimer V.I. Total Return	Invesco V.I. Diversified	Invesco V.I.	Invesco V.I.	MML Aggressive	MML Balanced	MML
	Main Street	Bond	Dividend	Health Care	Technology	Allocation	Allocation	Blend
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income
Dividends	$507,411	$188,015	$108,387	$3,672	$-	$491,572	$615,299	$1,561,824

Expenses
Mortality and expense risk fees and administrative charges	622,598	74,662	46,671	106,697	66,135	299,129	296,661	810,359

Net investment income (loss)	(115,187)	113,353	61,716	(103,025)	(66,135)	192,443	318,638	751,465

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,749,452	(267,838)	125,388	265,590	379,602	(280,524)	(358,633)	2,792,392
Realized gain distribution	7,638,493	-	201,145	204,096	420,212	2,230,222	1,106,751	3,181,748
Realized gain (loss)	9,387,945	(267,838)	326,533	469,686	799,814	1,949,698	748,118	5,974,140

Change in net unrealized appreciation/ depreciation of investments	3,168,266	594,679	391,035	1,935,857	793,821	2,881,484	2,352,183	4,976,589

Net gain (loss) on investments	12,556,211	326,841	717,568	2,405,543	1,593,635	4,831,182	3,100,301	10,950,729

Net increase (decrease) in net assets resulting from operations	12,441,024	440,194	779,284	2,302,518	1,527,500	5,023,625	3,418,939	11,702,194

Capital transactions:
Transfer of net premiums	451,332	-	97,917	233,945	123,000	1,379,119	853,742	830,286
Transfers due to death benefits	(745,796)	(140,957)	(69,819)	(99,655)	(47,061)	(14,064)	(354,461)	(1,404,161)
Transfers due to annuity benefit payments	(25,896)	(18,223)	-	(2,067)	(6,806)	-	(7,281)	(21,817)
Transfers due to withdrawal of funds	(4,834,314)	(595,267)	(472,150)	(931,155)	(1,198,093)	(2,446,577)	(2,564,870)	(7,951,117)
Transfers due to loans, net of repayments	(10,715)	-	3,411	8,423	1,730	43,287	15,756	(4,296)
Transfers due to rider and contingent deferred sales charges	(2,295)	(570)	(408)	(538)	(315)	(68)	(534)	(2,519)
Transfers due to net charge (credit) to annuitant mortality fluctuation	2,139	4,619	-	(1,093)	(995)	-	664	1,390
Transfers between Sub-Accounts and to/from Fixed Account	(956,102)	(133,942)	(36,522)	(157,972)	(35,825)	35,374	75,771	896,880

Net increase (decrease) in net assets resulting from capital transactions	(6,121,647)	(884,340)	(477,571)	(950,112)	(1,164,365)	(1,002,929)	(1,981,213)	(7,655,354)
Total increase (decrease)	6,319,377	(444,146)	301,713	1,352,406	363,135	4,020,696	1,437,726	4,046,840

NET ASSETS, at beginning of the year	42,970,499	5,730,494	3,439,650	7,943,284	4,919,840	22,764,574	23,095,568	62,141,024

NET ASSETS, at end of the year	$49,289,876	$5,286,348	$3,741,363	$9,295,690	$5,282,975	$26,785,270	$24,533,294	$66,187,864

See Notes to Financial Statements.

F-11

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

	MML	MML	MML		MML	MML	MML
	Blue Chip	Conservative	Core	MML	Equity	Equity	Focused	MML
	Growth	Allocation	Allocation	Equity	Income	Index	Equity	Foreign
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income
Dividends	$-	$493,444	$290,087	$644,696	$447,693	$492,864	$307	$162,710

Expenses
Mortality and expense risk fees and administrative charges	361,804	226,565	141,335	396,919	242,837	237,763	9,322	114,239

Net investment income (loss)	(361,804)	266,879	148,752	247,777	204,856	255,101	(9,015)	48,471

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	474,439	(334,761)	(103,756)	492,584	428,518	1,478,030	(126,449)	109,088
Realized gain distribution	3,640,377	683,610	861,093	1,670,076	1,802,702	1,597,395	15,467	134,965
Realized gain (loss)	4,114,816	348,849	757,337	2,162,660	2,231,220	3,075,425	(110,982)	244,053

Change in net unrealized appreciation/ depreciation of investments	3,216,562	1,725,745	931,031	4,418,754	1,866,360	1,394,355	302,682	722,405

Net gain (loss) on investments	7,331,378	2,074,594	1,688,368	6,581,414	4,097,580	4,469,780	191,700	966,458

Net increase (decrease) in net assets resulting from operations	6,969,574	2,341,473	1,837,120	6,829,191	4,302,436	4,724,881	182,685	1,014,929

Capital transactions:
Transfer of net premiums	588,874	701,500	759,867	482,842	381,771	290,271	22,364	174,131
Transfers due to death benefits	(117,274)	(321,946)	(25,559)	(334,445)	(247,058)	(427,173)	-	(101,851)
Transfers due to annuity benefit payments	(2,190)	(12,881)	-	(15,544)	-	(4,278)	-	(5,632)
Transfers due to withdrawal of funds	(3,147,904)	(1,994,691)	(1,198,265)	(3,237,658)	(2,005,646)	(2,121,788)	(221,478)	(948,377)
Transfers due to loans, net of repayments	22,317	13,779	(17,578)	16,476	20,072	3,589	1,133	17,558
Transfers due to rider and contingent deferred sales charges	(1,646)	(240)	-	(1,345)	(948)	(332)	-	(734)
Transfers due to net charge (credit) to annuitant mortality fluctuation	398	4,315	-	3,532	-	1,123	-	1,535
Transfers between Sub-Accounts and to/from Fixed Account	(147,666)	542,618	(305,197)	(99,806)	(356,055)	36,017	169,798	(21,937)

Net increase (decrease) in net assets resulting from capital transactions	(2,805,091)	(1,067,546)	(786,732)	(3,185,948)	(2,207,864)	(2,222,571)	(28,183)	(885,307)
Total increase (decrease)	4,164,483	1,273,927	1,050,388	3,643,243	2,094,572	2,502,310	154,502	129,622

NET ASSETS, at beginning of the year	25,412,017	17,418,902	11,163,119	29,256,750	18,063,576	17,095,272	602,613	9,040,775

NET ASSETS, at end of the year	$29,576,500	$18,692,829	$12,213,507	$32,899,993	$20,158,148	$19,597,582	$757,115	$9,170,397

See Notes to Financial Statements.

F-12

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

	MML	MML			MML	MML		MML
	Fundamental	Fundamental	MML	MML	Growth	Growth	MML	Income
	Growth	Value	Global	Growth	& Income	Allocation	High Yield	& Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income
Dividends	$2,576	$20,308	$73,979	$14,942	$293,365	$1,213,243	$185,148	$483,117

Expenses
Mortality and expense risk fees and administrative charges	7,547	15,032	167,426	54,809	385,797	630,474	39,123	316,679

Net investment income (loss)	(4,971)	5,276	(93,447)	(39,867)	(92,432)	582,769	146,025	166,438

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(39,560)	(65,627)	476,254	33,043	1,736,547	(1,301,566)	(35,419)	170,182
Realized gain distribution	120,550	137,460	398,964	604,245	2,786,404	4,399,684	-	916,313
Realized gain (loss)	80,990	71,833	875,218	637,288	4,522,951	3,098,118	(35,419)	1,086,495

Change in net unrealized appreciation/ depreciation of investments	77,052	148,855	2,400,678	551,381	3,630,640	5,743,997	198,149	3,789,424

Net gain (loss) on investments	158,042	220,688	3,275,896	1,188,669	8,153,591	8,842,115	162,730	4,875,919

Net increase (decrease) in net assets resulting from operations	153,071	225,964	3,182,449	1,148,802	8,061,159	9,424,884	308,755	5,042,357

Capital transactions:
Transfer of net premiums	41,531	66,540	84,353	251,457	481,350	2,998,275	137,071	213,521
Transfers due to death benefits	-	-	(207,449)	(32,500)	(239,655)	-	(25,654)	(384,539)
Transfers due to annuity benefit payments	-	-	(2,576)	-	(6,682)	-	-	(6,481)
Transfers due to withdrawal of funds	(88,430)	(264,514)	(1,255,740)	(287,251)	(2,879,189)	(4,995,169)	(524,710)	(2,537,914)
Transfers due to loans, net of repayments	4,145	(791)	9,029	(2,970)	35,562	109,879	(17,017)	13,082
Transfers due to rider and contingent deferred sales charges	(7)	(1)	(635)	-	(2,001)	(110)	(188)	(1,511)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	275	-	(708)	-	-	1,166
Transfers between Sub-Accounts and to/from Fixed Account	121,604	(79,889)	(169,507)	258,583	(474,328)	(2,019,777)	205,688	(1,057,546)

Net increase (decrease) in net assets resulting from capital transactions	78,843	(278,655)	(1,542,250)	187,319	(3,085,651)	(3,906,902)	(224,810)	(3,760,222)
Total increase (decrease)	231,914	(52,691)	1,640,199	1,336,121	4,975,508	5,517,982	83,945	1,282,135

NET ASSETS, at beginning of the year	425,593	1,176,739	11,557,879	3,921,010	27,553,454	49,087,115	2,995,572	23,396,608

NET ASSETS, at end of the year	$657,507	$1,124,048	$13,198,078	$5,257,131	$32,528,962	$54,605,097	$3,079,517	$24,678,743

See Notes to Financial Statements.

F-13

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

	MML
	Inflation-		MML	MML	MML	MML	MML	MML
	Protected	MML	International	Large Cap	Managed	Managed	Managed	Mid Cap
	and Income	International	Equity	Growth	Bond	Bond	Volatility	Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
					(Initial Class)	(Service Class)
Investment income
Dividends	$261,122	$62,540	$2,908	$94,913	$964,540	$82,286	$168,410	$18,170

Expenses
Mortality and expense risk fees and administration charges	136,451	27,266	1,818	208,086	318,833	31,336	131,013	1,110,233

Net investment income (loss)	124,671	35,274	1,090	(113,173)	645,707	50,950	37,397	(1,092,063)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(203,539)	1,357	(2,612)	(172,714)	(154,581)	(8,195)	328,224	4,875,815
Realized gain distribution	-	115,297	10,843	2,006,732	-	-	-	11,391,352
Realized gain (loss)	(203,539)	116,654	8,231	1,834,018	(154,581)	(8,195)	328,224	16,267,167

Change in net unrealized appreciation/ depreciation of investments	821,062	282,736	20,519	2,471,882	1,657,671	134,501	685,221	6,796,989

Net gain (loss) on investments	617,523	399,390	28,750	4,305,900	1,503,090	126,306	1,013,445	23,064,156

Net increase (decrease) in net assets resulting from operations	742,194	434,664	29,840	4,192,727	2,148,797	177,256	1,050,842	21,972,093

Capital transactions:
Transfer of net premiums	307,370	118,384	17,263	121,729	632,880	22,500	178,558	916,953
Transfers due to death benefits	(88,095)	-	-	(331,683)	(345,752)	(27,370)	(156,061)	(2,185,095)
Transfers due to annuity benefit payments	(2,964)	-	-	(23,223)	(179)	-	(15,946)	(36,730)
Transfers due to withdrawal of funds	(1,112,000)	(243,735)	(11,622)	(1,805,317)	(2,937,186)	(341,265)	(1,118,091)	(9,396,113)
Transfers due to loans, net of repayments	9,569	2,172	(105)	7,134	25,493	-	14,444	29,497
Transfers due to rider and contingent deferred sales charges	(418)	-	-	(1,219)	(3,023)	(72)	(1,319)	(3,417)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(211)	-	-	5,423	(3)	-	5,122	2,065
Transfers between Sub-Accounts and to/from Fixed Account	(64,921)	(13,594)	41,970	(487,022)	(273,699)	348,401	(240,140)	(2,093,096)

Net increase (decrease) in net assets resulting from capital transactions	(951,670)	(136,773)	47,506	(2,514,178)	(2,901,469)	2,194	(1,333,433)	(12,765,936)
Total increase (decrease)	(209,476)	297,891	77,346	1,678,549	(752,672)	179,450	(282,591)	9,206,157

NET ASSETS, at beginning of the year	10,947,233	2,118,403	97,776	14,634,567	26,616,908	2,302,589	10,526,880	77,934,117

NET ASSETS, at end of the year	$10,737,757	$2,416,294	$175,122	$16,313,116	$25,864,236	$2,482,039	$10,244,289	$87,140,274

See Notes to Financial Statements.

F-14

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

			MML		MML	MML	MML	MML
	MML	MML	Short-	MML	Small Cap	Small	Small/Mid	Strategic
	Mid Cap	Moderate	Duration	Small Cap	Growth	Company	Cap	Emerging
	Value	Allocation	Bond	Equity	Equity	Value	Value	Markets
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income
Dividends	$776,429	$1,635,931	$80,370	$91,825	$-	$694	$74,598	$81

Expenses
Mortality and expense risk fees and administration charges	598,462	771,553	33,470	244,726	177,145	10,909	149,757	17,470

Net investment income (loss)	177,967	864,378	46,900	(152,901)	(177,145)	(10,215)	(75,159)	(17,389)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	329,709	(318,709)	(6,204)	241,768	(572,898)	(764)	475,116	54,603
Realized gain distribution	4,790,188	3,871,097	-	1,649,096	2,432,802	132,764	1,442,497	-
Realized gain (loss)	5,119,897	3,552,388	(6,204)	1,890,864	1,859,904	132,000	1,917,613	54,603

Change in net unrealized appreciation/ depreciation of investments	6,204,594	5,457,533	33,045	2,529,680	2,146,519	71,931	206,475	275,473

Net gain (loss) on investments	11,324,491	9,009,921	26,841	4,420,544	4,006,423	203,931	2,124,088	330,076

Net increase (decrease) in net assets resulting from operations	11,502,458	9,874,299	73,741	4,267,643	3,829,278	193,716	2,048,929	312,687

Capital transactions:
Transfer of net premiums	561,286	2,999,059	35,120	352,618	170,094	44,116	345,494	71,075
Transfers due to death benefits	(690,423)	(545,678)	(66,679)	(205,671)	(139,973)	-	(385,059)	-
Transfers due to annuity benefit payments	(36,180)	(14,152)	-	(1,360)	(7,810)	-	(1,324)	-
Transfers due to withdrawal of funds	(6,023,249)	(4,854,751)	(231,301)	(1,798,428)	(1,389,540)	(128,324)	(1,172,510)	(345,772)
Transfers due to loans, net of repayments	19,589	117,529	(1,959)	8,939	20,969	(718)	(47)	838
Transfers due to rider and contingent deferred sales charges	(3,784)	(642)	(60)	(1,709)	(617)	-	(357)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	7,195	4,101	-	202	1,609	-	284	-
Transfers between Sub-Accounts and to /from Fixes Account	(1,114,290)	445,779	368,536	(527,564)	(140,668)	27,139	86,181	714

Net increase (decrease) in net assets resulting from capital transactions	(7,279,856)	(1,848,755)	103,657	(2,172,973)	(1,485,936)	(57,787)	(1,127,338)	(273,145)
Total increase (decrease)	4,222,602	8,025,544	177,398	2,094,670	2,343,342	135,929	921,591	39,542

NET ASSETS, at beginning of the year	44,192,957	57,665,894	2,605,175	18,014,617	12,156,107	832,523	11,256,245	1,399,351

NET ASSETS, at end of the year	$48,415,559	$65,691,438	$2,782,573	$20,109,287	$14,499,449	$968,452	$12,177,836	$1,438,893

See Notes to Financial Statements.

F-15

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2019

	MML	MML U.S.		PIMCO	VY®
	Total	Government	Oppenheimer	Commodity-	Clarion
	Return	Money	Global Multi-	RealReturn®	Global
	Bond	Market	Alternatives	Strategy	Real Estate
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income
Dividends	$57,357	$368,225	$637	$58,014	$61,976

Expenses
Mortality and expense risk fees and administration charges	24,340	272,855	222	16,365	30,099

Net investment income (loss)	33,017	95,370	415	41,649	31,877

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,896)	5,449	(2,702)	(198,616)	34,288
Realized gain distribution	-	-	-	-	-
Realized gain (loss)	(1,896)	5,449	(2,702)	(198,616)	34,288

Change in net unrealized appreciation/ depreciation of investments	104,882	(5,450)	4,018	281,600	408,775

Net gain (loss) on investments	102,986	(1)	1,316	82,984	443,063

Net increase (decrease) in net assets resulting from operations	136,003	95,369	1,731	124,633	474,940

Capital transactions:
Transfer of net premiums	73,264	471,804	642	49,947	44,355
Transfers due to death benefits	(23,241)	(224,657)	-	(1,411)	(39,091)
Transfers due to annuity benefit payments	-	(21,827)	-	(134)	-
Transfers due to withdrawal of funds	(211,015)	(4,549,014)	(513)	(116,060)	(223,933)
Transfers due to loans, net of repayments	8,409	53,047	47	993	1,195
Transfers due to rider and contingent deferred sales charges	(4)	(1,087)	-	(21)	(164)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	2,757	-	(392)	-
Transfers between Sub-Accounts and to/from Fixed Account	197,162	2,669,783	(59,477)	(27,009)	(97,340)

Net increase (decrease) in net assets resulting from capital transactions	44,575	(1,599,194)	(59,301)	(94,087)	(314,978)
Total increase (decrease)	180,578	(1,503,825)	(57,570)	30,546	159,962

NET ASSETS, at beginning of the year	1,860,517	22,451,476	57,570	1,275,354	2,133,623

NET ASSETS, at end of the year	$2,041,095	$20,947,651	$-	$1,305,900	$2,293,585

See Notes to Financial Statements.

F-16

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For The Year Ended December 31, 2018

	Fidelity®	Invesco V.I.			MML	MML		MML
	VIP	Diversified	Invesco V.I.	Invesco V.I.	Aggressive	Balanced	MML	Blue Chip
	Contrafund®	Dividend	Health Care	Technology	Allocation	Allocation	Blend	Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income
Dividends	$704,765	$92,274	$-	$-	$352,551	$578,397	$1,477,266	$-

Expenses
Mortality and expense risk fees and administrative charges	1,315,894	50,483	111,144	73,709	308,332	313,246	886,985	365,034

Net investment income (loss)	(611,129)	41,791	(111,144)	(73,709)	44,219	265,151	590,281	(365,034)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,413,637	259,104	523,363	246,731	189,159	(187,360)	2,257,795	1,140,096
Realized gain distribution	8,951,747	132,488	1,124,774	253,970	1,283,664	950,440	4,771,820	5,414,066
Realized gain (loss)	12,365,384	391,592	1,648,137	500,701	1,472,823	763,080	7,029,615	6,554,162

Change in net unrealized appreciation/ depreciation of investments	(18,430,469)	(773,773)	(1,523,556)	(499,732)	(3,821,093)	(2,422,989)	(11,141,571)	(5,818,005)

Net gain (loss) on investments	(6,065,085)	(382,181)	124,581	969	(2,348,270)	(1,659,909)	(4,111,956)	736,157

Net increase (decrease) in net assets resulting from operations	(6,676,214)	(340,390)	13,437	(72,740)	(2,304,051)	(1,394,758)	(3,521,675)	371,123

Capital transactions:
Transfer of net premiums	2,038,352	85,049	197,131	110,367	1,628,211	1,072,202	1,725,726	803,970
Transfers due to death benefits	(1,122,431)	(33,280)	(82,491)	(24,773)	-	(21,397)	(2,284,996)	(215,446)
Transfers due to annuity benefit payments	(16,849)	-	(1,280)	(1,141)	-	(3,816)	(23,387)	(2,351)
Transfers due to withdrawal of funds	(10,687,795)	(478,913)	(989,002)	(466,426)	(2,492,632)	(2,471,135)	(6,528,750)	(2,681,849)
Transfers due to loans, net of repayments	(3,335)	(2,522)	4,238	(4,000)	22,660	(4,395)	(11,880)	8,915
Transfers due to rider and contingent deferred sales charges	(7,440)	(394)	(616)	(315)	(539)	(546)	(3,834)	(1,613)
Transfers due to net charge (credit) to annuitant mortality fluctuation	865	-	70	(144)	-	692	(572)	578
Transfers between Sub-Accounts and to/from Fixed Account	(1,508,146)	(227,862)	(492,173)	299,840	(219,487)	(454,003)	188,321	(50,898)

Net increase (decrease) in net assets resulting from capital transactions	(11,306,779)	(657,922)	(1,364,123)	(86,592)	(1,061,787)	(1,882,398)	(6,939,372)	(2,138,694)
Total increase (decrease)	(17,982,993)	(998,312)	(1,350,686)	(159,332)	(3,365,838)	(3,277,156)	(10,461,047)	(1,767,571)

NET ASSETS, at beginning of the year	104,630,519	4,437,962	9,293,970	5,079,172	26,130,412	26,372,724	72,602,071	27,179,588

NET ASSETS, at end of the year	$86,647,526	$3,439,650	$7,943,284	$4,919,840	$22,764,574	$23,095,568	$62,141,024	$25,412,017

See Notes to Financial Statements.

F-17

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

	MML	MML		MML	MML	MML		MML
	Conservative	Core	MML	Equity	Equity	Focused	MML	Fundamental
	Allocation	Allocation	Equity	Income	Index	Equity	Foreign	Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income
Dividends	$492,186	$200,991	$609,398	$400,510	$298,758	$16,568	$242,721	$4,633

Expenses
Mortality and expense risk fees and administrative charges	244,708	135,434	435,089	265,195	251,342	9,381	136,353	5,292

Net investment income (loss)	247,478	65,557	174,309	135,315	47,416	7,187	106,368	(659)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(417,397)	155,418	1,238,514	909,049	1,174,853	(70,018)	308,869	(5,085)
Realized gain distribution	385,124	805,253	4,812,625	2,069,714	694,195	361,928	-	125,871
Realized gain (loss)	(32,273)	960,671	6,051,139	2,978,763	1,869,048	291,910	308,869	120,786

Change in net unrealized appreciation/ depreciation of investments	(1,091,610)	(1,704,437)	(9,889,031)	(5,244,931)	(2,982,242)	(295,475)	(2,297,915)	(127,990)

Net gain (loss) on investments	(1,123,883)	(743,766)	(3,837,892)	(2,266,168)	(1,113,194)	(3,565)	(1,989,046)	(7,204)

Net increase (decrease) in net assets resulting from operations	(876,405)	(678,209)	(3,663,583)	(2,130,853)	(1,065,778)	3,622	(1,882,678)	(7,863)

Capital transactions:
Transfer of net premiums	731,924	1,403,492	565,020	410,196	283,839	32,824	187,996	27,690
Transfers due to death benefits	(10,166)	(29,500)	(260,753)	(136,633)	(322,934)	-	(99,717)	-
Transfers due to annuity benefit payments	(12,990)	-	(15,656)	-	(4,118)	-	(6,306)	-
Transfers due to withdrawal of funds	(2,948,231)	(1,209,526)	(3,565,219)	(2,084,714)	(1,470,723)	(192,559)	(1,174,274)	(35,178)
Transfers due to loans, net of repayments	21,730	(11,295)	(1,313)	22,852	(3,429)	915	7,714	1,010
Transfers due to rider and contingent deferred sales charges	(383)	-	(1,413)	(1,131)	(289)	-	(836)	(6)
Transfers due to net charge (credit) to annuitant mortality fluctuation	3,327	-	4,247	-	24,956	-	24,945	-
Transfers between Sub-Accounts and to/from Fixed Account	(695,288)	427,127	(353,353)	(455,937)	(142,617)	(180,826)	65,458	64,250

Net increase (decrease) in net assets resulting from capital transactions	(2,910,077)	580,298	(3,628,440)	(2,245,367)	(1,635,315)	(339,646)	(995,020)	57,766
Total increase (decrease)	(3,786,482)	(97,911)	(7,292,023)	(4,376,220)	(2,701,093)	(336,024)	(2,877,698)	49,903

NET ASSETS, at beginning of the year	21,205,384	11,261,030	36,548,773	22,439,796	19,796,365	938,637	11,918,473	375,690

NET ASSETS, at end of the year	$17,418,902	$11,163,119	$29,256,750	$18,063,576	$17,095,272	$602,613	$9,040,775	$425,593

See Notes to Financial Statements.

F-18

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

								MML
	MML			MML	MML		MML	Inflation-
	Fundamental	MML	MML	Growth	Growth	MML	Income	Protected
	Value	Global	Growth	& Income	Allocation	High Yield	& Growth	and Income
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income
Dividends	$20,104	$146,388	$11,733	$271,841	$980,334	$197,834	$478,325	$360,567

Expenses
Mortality and expense risk fees and administrative charges	16,221	174,863	50,976	398,030	652,615	41,031	354,769	146,783

Net investment income (loss)	3,883	(28,475)	(39,243)	(126,189)	327,719	156,803	123,556	213,784

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(846)	402,246	168,223	1,583,109	(215,874)	(66,014)	502,913	(210,459)
Realized gain distribution	122,639	1,602,755	479,135	-	3,500,823	-	6,364,596	-
Realized gain (loss)	121,793	2,005,001	647,358	1,583,109	3,284,949	(66,014)	6,867,509	(210,459)

Change in net unrealized appreciation/ depreciation of investments	(277,387)	(3,381,428)	(660,755)	(3,258,188)	(7,821,507)	(238,196)	(10,464,901)	(308,813)

Net gain (loss) on investments	(155,594)	(1,376,427)	(13,397)	(1,675,079)	(4,536,558)	(304,210)	(3,597,392)	(519,272)

Net increase (decrease) in net assets resulting from operations	(151,711)	(1,404,902)	(52,640)	(1,801,268)	(4,208,839)	(147,407)	(3,473,836)	(305,488)

Capital transactions:
Transfer of net premiums	73,649	141,463	255,600	520,428	3,729,149	174,907	473,505	311,243
Transfers due to death benefits	-	(86,024)	(8,508)	(342,110)	(142,263)	(1,393)	(246,222)	(123,872)
Transfers due to annuity benefit payments	-	(3,143)	-	(6,567)	-	-	(6,754)	(2,747)
Transfers due to withdrawal of funds	(79,809)	(910,303)	(494,773)	(2,830,377)	(6,444,964)	(527,061)	(2,697,599)	(1,535,191)
Transfers due to loans, net of repayments	3,840	(1,421)	12,085	16,297	18,514	1,308	9,742	4,002
Transfers due to rider and contingent deferred sales charges	(2)	(662)	-	(2,099)	(109)	(190)	(1,771)	(440)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	515	-	1,567	-	-	960	22,045
Transfers between Sub-Accounts and to/from Fixed Account	23,958	(154,529)	117,576	(440,310)	1,100,988	146,685	(262,962)	69,894

Net increase (decrease) in net assets resulting from capital transactions	21,636	(1,014,104)	(118,020)	(3,083,171)	(1,738,685)	(205,744)	(2,731,101)	(1,255,066)
Total increase (decrease)	(130,075)	(2,419,006)	(170,660)	(4,884,439)	(5,947,524)	(353,151)	(6,204,937)	(1,560,554)

NET ASSETS, at beginning of the year	1,306,814	13,976,885	4,091,670	32,437,893	55,034,639	3,348,723	29,601,545	12,507,787

NET ASSETS, at end of the year	$1,176,739	$11,557,879	$3,921,010	$27,553,454	$49,087,115	$2,995,572	$23,396,608	$10,947,233

See Notes to Financial Statements.

F-19

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

		MML	MML	MML	MML	MML	MML	MML
	MML	International	Large Cap	Managed	Managed	Managed	Mid Cap	Mid Cap
	International	Equity	Growth	Bond	Bond	Volatility	Growth	Value
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
				(Initial Class)	(Service Class)
Investment income
Dividends	$19,555	$1,854	$104,656	$965,756	$82,005	$142,036	$-	$819,764

Expenses
Mortality and expense risk fees and administrative charges	27,234	1,437	216,785	343,713	35,084	147,978	1,164,429	680,309

Net investment income (loss)	(7,679)	417	(112,129)	622,043	46,921	(5,942)	(1,164,429)	139,455

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	22,837	3,590	262,492	(225,215)	(64,735)	256,915	4,291,919	1,369,135
Realized gain distribution	78,318	933	1,182,319	-	-	-	11,287,746	5,617,543
Realized gain (loss)	101,155	4,523	1,444,811	(225,215)	(64,735)	256,915	15,579,665	6,986,678

Change in net unrealized appreciation/ depreciation of investments	(460,213)	(37,907)	(1,789,426)	(907,293)	(40,950)	(918,559)	(16,583,321)	(14,376,001)

Net gain (loss) on investments	(359,058)	(33,384)	(344,615)	(1,132,508)	(105,685)	(661,644)	(1,003,656)	(7,389,323)

Net increase (decrease) in net assets resulting from operations	(366,737)	(32,967)	(456,744)	(510,465)	(58,764)	(667,586)	(2,168,085)	(7,249,868)

Capital transactions:
Transfer of net premiums	143,864	21,814	141,343	827,101	18,250	187,987	1,131,861	710,402
Transfers due to death benefits	(8,076)	-	(111,473)	(591,948)	(43,801)	(235,998)	(1,128,777)	(1,068,254)
Transfers due to annuity benefit payments	-	-	(22,834)	-	-	(16,352)	(32,161)	(33,239)
Transfers due to withdrawal of funds	(160,476)	(1,559)	(1,725,325)	(3,080,814)	(574,271)	(1,343,473)	(9,342,917)	(5,369,385)
Transfers due to loans, net of repayments	3,203	-	(1,313)	5,930	-	10,771	11,508	9,787
Transfers due to rider and contingent deferred sales charges	-	-	(1,353)	(3,369)	(71)	(1,439)	(3,561)	(4,239)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	5,661	-	-	4,482	20,534	9,267
Transfers between Sub-Accounts and to/from Fixed Account	312,458	(36,783)	(269,851)	(579,489)	156,528	(108,391)	(1,661,661)	(879,663)

Net increase (decrease) in net assets resulting from capital transactions	290,973	(16,528)	(1,985,145)	(3,422,589)	(443,365)	(1,502,413)	(11,005,174)	(6,625,324)
Total increase (decrease)	(75,764)	(49,495)	(2,441,889)	(3,933,054)	(502,129)	(2,169,999)	(13,173,259)	(13,875,192)

NET ASSETS, at beginning of the year	2,194,167	147,271	17,076,456	30,549,962	2,804,718	12,696,879	91,107,376	58,068,149

NET ASSETS, at end of the year	$2,118,403	$97,776	$14,634,567	$26,616,908	$2,302,589	$10,526,880	$77,934,117	$44,192,957

See Notes to Financial Statements.

F-20

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

		MML		MML	MML	MML	MML	MML
	MML	Short-	MML	Small Cap	Small	Small/Mid	Strategic	Total
	Moderate	Duration	Small Cap	Growth	Company	Cap	Emerging	Return
	Allocation	Bond	Equity	Equity	Value	Value	Markets	Bond
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income
Dividends	$1,349,216	$70,795	$109,014	$-	$2,034	$65,445	$-	$32,156

Expenses
Mortality and expense risk fees and administrative charges	770,476	34,111	285,114	182,155	13,025	172,302	16,912	22,799

Net investment income (loss)	578,740	36,684	(176,100)	(182,155)	(10,991)	(106,857)	(16,912)	9,357

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	343,182	(8,839)	891,637	(110,829)	(3,759)	979,380	30,320	(9,495)
Realized gain distribution	2,884,036	-	2,714,987	1,584,878	65,383	1,478,731	-	-
Realized gain (loss)	3,227,218	(8,839)	3,606,624	1,474,049	61,624	2,458,111	30,320	(9,495)

Change in net unrealized appreciation/ depreciation of investments	(7,892,436)	(28,432)	(5,611,590)	(2,038,149)	(187,932)	(4,487,543)	(228,524)	(29,460)

Net gain (loss) on investments	(4,665,218)	(37,271)	(2,004,966)	(564,100)	(126,308)	(2,029,432)	(198,204)	(38,955)

Net increase (decrease) in net assets resulting from operations	(4,086,478)	(587)	(2,181,066)	(746,255)	(137,299)	(2,136,289)	(215,116)	(29,598)

Capital transactions:
Transfer of net premiums	3,806,450	37,391	460,131	184,355	82,130	380,658	84,188	94,377
Transfers due to death benefits	(195,285)	(6,105)	(237,868)	(85,553)	-	(77,017)	(3,201)	(14,397)
Transfers due to annuity benefit payments	(14,380)	-	(1,265)	(7,694)	-	(1,305)	-	-
Transfers due to withdrawal of funds	(7,501,411)	(512,306)	(2,403,564)	(1,261,614)	(181,940)	(1,541,214)	(125,330)	(195,131)
Transfers due to loans, net of repayments	(76,819)	936	(18,165)	12,965	1,349	6,334	4,640	4,649
Transfers due to rider and contingent deferred sales charges	(377)	(110)	(1,967)	(624)	-	(372)	-	(3)
Transfers due to net charge (credit) to annuitant mortality fluctuation	3,461	-	9,746	1,972	-	(1,430)	-	-
Transfers between Sub-Accounts and to/from Fixed Account	725,731	273,063	(618,300)	32,355	(91,409)	(98,407)	273,076	98,403

Net increase (decrease) in net assets resulting from capital transactions	(3,252,630)	(207,131)	(2,811,252)	(1,123,838)	(189,870)	(1,332,753)	233,373	(12,102)
Total increase (decrease)	(7,339,108)	(207,718)	(4,992,318)	(1,870,093)	(327,169)	(3,469,042)	18,257	(41,700)

NET ASSETS, at beginning of the year	65,005,002	2,812,893	23,006,935	14,026,200	1,159,692	14,725,287	1,381,094	1,902,217

NET ASSETS, at end of the year	$57,665,894	$2,605,175	$18,014,617	$12,156,107	$832,523	$11,256,245	$1,399,351	$1,860,517

See Notes to Financial Statements.

F-21

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

	MML U.S.			Oppenheimer		Oppenheimer	Oppenheimer
	Government	Oppenheimer	Oppenheimer	Discovery		Global	Global	Oppenheimer
	Money	Capital	Conservative	Mid Cap	Oppenheimer	Multi-	Strategic	Government
	Market	Appreciation	Balanced	Growth	Global	Alternatives	Income	Money
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income
Dividends	$309,288	$146,013	$269,240	$-	$912,682	$100	$2,057,570	$101,528

Expenses
Mortality and expense risk fees and administrative charges	296,668	580,296	183,025	399,120	1,166,913	704	523,582	96,595

Net investment income (loss)	12,620	(434,283)	86,215	(399,120)	(254,231)	(604)	1,533,988	4,933

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	4,372	2,104,765	452,683	2,367,508	3,974,921	(132)	(367,272)	-
Realized gain distribution	-	3,434,006	318,370	4,343,733	6,452,619	-	-	-
Realized gain (loss)	4,372	5,538,771	771,053	6,711,241	10,427,540	(132)	(367,272)	-

Change in net unrealized appreciation/ depreciation of investments	(4,372)	(7,775,824)	(1,761,537)	(8,138,558)	(22,601,613)	(1,947)	(3,532,420)	-

Net gain (loss) on investments	-	(2,237,053)	(990,484)	(1,427,317)	(12,174,073)	(2,079)	(3,899,692)	-

Net increase (decrease) in net assets resulting from operations	12,620	(2,671,336)	(904,269)	(1,826,437)	(12,428,304)	(2,683)	(2,365,704)	4,933

Capital transactions:
Transfer of net premiums	525,455	788,054	67,558	297,712	1,551,412	1,845	752,630	560,230
Transfers due to death benefits	(156,594)	(282,945)	(570,349)	(214,141)	(779,473)	-	(503,547)	(59,345)
Transfers due to annuity benefit payments	(17,106)	(22,490)	(24,955)	(9,917)	(36,314)	-	(14,456)	(1,191)
Transfers due to withdrawal of funds	(3,349,450)	(4,777,040)	(1,431,557)	(2,978,228)	(9,131,713)	(769)	(4,560,165)	(485,721)
Transfers due to loans, net of repayments	137	(11,371)	1,380	8,621	(14,741)	202	26,191	10,937
Transfers due to rider and contingent deferred sales charges	(1,187)	(2,872)	(595)	(1,360)	(4,608)	-	(2,996)	(788)
Transfers due to net charge (credit) to annuitant mortality fluctuation	58,233	3,365	21,710	2,518	39,537	-	15,899	198
Transfers between Sub-Accounts and to/from Fixed Account	931,359	(1,044,981)	(50,480)	(1,315,646)	(1,474,745)	344	775,316	(584,673)

Net increase (decrease) in net assets resulting from capital transactions	(2,009,153)	(5,350,280)	(1,987,288)	(4,210,441)	(9,850,645)	1,622	(3,511,128)	(560,353)
Total increase (decrease)	(1,996,533)	(8,021,616)	(2,891,557)	(6,036,878)	(22,278,949)	(1,061)	(5,876,832)	(555,420)

NET ASSETS, at beginning of the year	24,448,009	46,626,866	15,147,938	31,840,166	97,300,933	58,631	44,057,409	7,835,849

NET ASSETS, at end of the year	$22,451,476	$38,605,250	$12,256,381	$25,803,288	$75,021,984	$57,570	$38,180,577	$7,280,429

See Notes to Financial Statements.

F-22

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2018

				PIMCO	VY®
	Oppenheimer		Oppenheimer	Commodity-	Clarion
	International	Oppenheimer	Total Return	RealReturn®	Global
	Growth	Main Street	Bond	Strategy	Real Estate
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income
Dividends	$196,156	$584,322	$202,429	$30,332	$121,073

Expenses
Mortality and expense risk fees and administrative charges	290,412	662,353	81,452	18,933	29,893

Net investment income (loss)	(94,256)	(78,031)	120,977	11,399	91,180

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	784,914	3,019,926	(245,129)	(360,008)	11,218
Realized gain distribution	443,888	4,395,054	-	-	-
Realized gain (loss)	1,228,802	7,414,980	(245,129)	(360,008)	11,218

Change in net unrealized appreciation/ depreciation of investments	(5,843,105)	(11,617,229)	(31,321)	118,008	(344,962)

Net gain (loss) on investments	(4,614,303)	(4,202,249)	(276,450)	(242,000)	(333,744)

Net increase (decrease) in net assets resulting from operations	(4,708,559)	(4,280,280)	(155,473)	(230,601)	(242,564)

Capital transactions:
Transfer of net premiums	507,030	527,665	-	65,065	58,229
Transfers due to death benefits	(252,053)	(520,974)	(83,449)	(10,210)	-
Transfers due to annuity benefit payments	(3,382)	(13,581)	(17,779)	(48)	-
Transfers due to withdrawal of funds	(2,048,303)	(4,868,337)	(534,686)	(166,882)	(275,228)
Transfers due to loans, net of repayments	17,000	(3,444)	-	1,589	3,293
Transfers due to rider and contingent deferred sales charges	(731)	(2,350)	(575)	(25)	(155)
Transfers due to net charge (credit) to annuitant mortality fluctuation	503	1,015	4,185	(112)	-
Transfers between Sub-Accounts and to/from Fixed Account	4,280	(1,301,332)	(62,724)	(117,516)	1,489

Net increase (decrease) in net assets resulting from capital transactions	(1,775,656)	(6,181,338)	(695,028)	(228,139)	(212,372)
Total increase (decrease)	(6,484,215)	(10,461,618)	(850,501)	(458,740)	(454,936)

NET ASSETS, at beginning of the year	24,441,124	53,432,117	6,580,995	1,734,094	2,588,559

NET ASSETS, at end of the year	$17,956,909	$42,970,499	$5,730,494	$1,275,354	$2,133,623

See Notes to Financial Statements.

F-23

C. M. Multi-Account A

Notes To Financial Statements

1.	ORGANIZATION

C.M. Multi-Account A (the “Separate Account”) is a separate investment account of C.M. Life Insurance Company (“C.M. Life”) established on August 3, 1994. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

C.M. Life is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

C.M. Life maintains three segments within the Separate Account, they are: Panorama Premier, Panorama Passage®, and MassMutual Artistry. One of the three segments, Panorama Passage®, has multiple tiers. The unit values of these tiers differ based on the associated expense ratio.

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other C.M. Life business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2019, the Separate Account consists of fifty-three sub-accounts which invest in the following mutual funds. All of the funds may not be available to all of the three segments of the Separate Account:

The sub-account listed in the first column
Sub-Accounts	invests in the fund in this column

Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Portfolio[1]
Invesco Oppenheimer V.I. Capital Appreciation Sub-Account	Invesco Oppenheimer V.I. Capital Appreciation Fund[2,3]
Invesco Oppenheimer V.I. Conservative Balanced Sub-Account	Invesco Oppenheimer V.I. Conservative Balanced Fund[2,3]
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Sub-Account	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund[2,3]
Invesco Oppenheimer V.I. Global Sub-Account	Invesco Oppenheimer V.I. Global Fund[2,3]
Invesco Oppenheimer V.I. Global Strategic Income Sub-Account	Invesco Oppenheimer V.I. Global Strategic Income Fund[2,3]
Invesco Oppenheimer V.I. Government Money Sub-Account	Invesco Oppenheimer V.I. Government Money Fund[2,3]
Invesco Oppenheimer V.I. Main Street Sub-Account	Invesco Oppenheimer V.I. Main Street Fund®[2,3]
Invesco Oppenheimer V.I. Total Return Bond Sub-Account	Invesco Oppenheimer V.I. Total Return Bond Fund[2,3]
Invesco V.I. Health Care Sub-Account	Invesco V.I. Health Care Fund[3]
Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Fund[3]
MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Fund[4]
MML Balanced Allocation Sub-Account	MML Balanced Allocation Fund[4]
MML Blend Sub-Account	MML Blend Fund[4]
MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Fund[4]
MML Conservative Allocation Sub-Account	MML Conservative Allocation Fund[4]
MML Core Allocation Sub-Account	MML Core Allocation[4]
MML Equity Sub-Account	MML Equity Fund[4]
MML Equity Income Sub-Account	MML Equity Income Fund[4]
MML Equity Index Sub-Account	MML Equity Index Fund[4]
MML Focused Equity Sub-Account	MML Focused Equity Fund[4]
MML Foreign Sub-Account	MML Foreign Fund[4]
MML Fundamental Growth Sub-Account	MML Fundamental Growth Fund[4]
MML Fundamental Value Sub-Account	MML Fundamental Value Fund[4]
MML Global Sub-Account	MML Global Fund[4]

F-24

Notes To Financial Statements (Continued)

MML Growth Sub-Account	MML Growth Fund[4]
MML Growth & Income Sub-Account	MML Growth & Income Fund[4]
MML Growth Allocation Sub-Account	MML Growth Allocation Fund[4]
MML High Yield Sub-Account (Service Class I)	MML High Yield Fund[4]
MML Income & Growth Sub-Account	MML Income & Growth Fund[4]
MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Fund[4]
MML International Sub-Account	MML International Fund[4]
MML International Equity Sub-Account	MML International Equity Fund[4]
MML Large Cap Growth Sub-Account	MML Large Cap Growth Fund[4]
MML Managed Bond Sub-Account (Initial Class)	MML Managed Bond Fund (Initial Class)[4]
MML Managed Bond Sub-Account (Service Class)	MML Managed Bond Fund (Service Class)[4]
MML Managed Volatility Sub-Account	MML Managed Volatility Fund[4]
MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Fund[4]
MML Mid Cap Value Sub-Account	MML Mid Cap Value Fund[4]
MML Moderate Allocation Sub-Account	MML Moderate Allocation Fund[4]
MML Short-Duration Bond Sub-Account	MML Short-Duration Bond Fund[4]
MML Small Cap Equity Sub-Account	MML Small Cap Equity Fund[4]
MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Fund[4]
MML Small Company Value Sub-Account	MML Small Company Value Fund[4]
MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Fund[4]
MML Strategic Emerging Markets Sub-Account	MML Strategic Emerging Markets Fund[4]
MML Total Return Bond Sub-Account	MML Total Return Bond Fund[4]
MML U.S. Government Money Market Sub-Account	MML U.S. Government Money Market Fund[4]
Oppenheimer Global Multi-Alternatives Sub-Account	Oppenheimer Global Multi-Alternatives Fund/VA3,7
PIMCO CommodityRealReturn® Strategy Sub-Account	PIMCO CommodityRealReturn® Strategy Portfolio[5]
VY® Clarion Global Real Estate Sub-Account	VY® Clarion Global Real Estate Portfolio[6]

In addition to the fifty-three sub-accounts, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”) which is part of C.M. Life’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

[1] Fidelity Management & Research Company is the investment adviser to this Portfolio.
[2]Effective after the close of the New York Stock Exchange on May 24, 2019, Invesco Ltd. completed its acquisition of OppenheimerFunds, Inc. The Acquiring Funds/Sub-Accounts assume the accounting and performance history of the corresponding Merging Funds/Sub-Accounts. In connection with that transaction the following Funds/Sub-Accounts merged:

MERGING FUND/SUB-ACCOUNT	ACQUIRING FUND/SUB-ACCOUNT
Fund: Oppenheimer Capital Appreciation Fund/VA	Fund: Invesco Oppenheimer V.I. Capital Appreciation Fund
Sub-Account: Oppenheimer Capital Appreciation Sub-Account	Sub-Account: Invesco Oppenheimer V.I. Capital Appreciation Sub-Account
Fund: Oppenheimer Conservative Balanced Fund/VA	Fund: Invesco Oppenheimer V.I. Conservative Balanced Fund
Sub-Account: Oppenheimer Conservative Balanced Sub-Account	Sub-Account: Invesco Oppenheimer V.I. Conservative Balanced Sub-Account
Fund: Oppenheimer Discovery Mid Cap Growth Fund/VA	Fund: Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Sub-Account: Oppenheimer Discovery Mid Cap Growth Sub-Account	Sub-Account: Invesco Oppenheimer V.I. Discovery Mid Cap Growth Sub-Account
Fund: Oppenheimer Global Fund/VA	Fund: Invesco Oppenheimer V.I. Global Fund
Sub-Account: Oppenheimer Global Sub-Account	Sub-Account: Invesco Oppenheimer V.I. Global Sub-Account
Fund: Oppenheimer Global Strategic Income Fund/VA	Fund: Invesco Oppenheimer V.I. Global Strategic Income Fund
Sub-Account: Oppenheimer Global Strategic Income Sub-Account	Sub-Account: Invesco Oppenheimer V.I. Global Strategic Income Sub-Account
Fund: Oppenheimer Government Money Fund/VA	Fund: Invesco Oppenheimer V.I. Government Money Fund
Sub-Account: Oppenheimer Government Money Sub-Account	Sub-Account: Invesco Oppenheimer V.I. Government Money Sub-Account
Fund: Oppenheimer International Growth Fund/VA	Fund: Invesco Oppenheimer V.I. International Growth Fund
Sub-Account: Oppenheimer International Growth Sub-Account	Sub-Account: Invesco Oppenheimer V.I. International Growth Sub-Account
Fund: Oppenheimer Main Street Fund®/VA	Fund: Invesco Oppenheimer V.I. Main Street Fund®

F-25

Notes To Financial Statements (Continued)

Sub-Account: Oppenheimer Main Street Sub-Account	Sub-Account: Invesco Oppenheimer V.I. Main Street Sub-Account
Fund: Oppenheimer Total Return Bond Fund/VA	Fund: Invesco Oppenheimer V.I. Total Return Bond Fund
Sub-Account: Oppenheimer Total Return Bond Sub-Account	Sub-Account: Invesco Oppenheimer V.I. Total Return Bond Sub-Account

[3] Invesco Advisers, Inc. is the investment adviser to this Fund.
[4] MML Investments Advisers, LLC is the investment adviser to this Fund.
[5] Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[6] Voya Investments, LLC is the investment adviser to this Portfolio.
[7] Effective April 29, 2019 this Sub-Account liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on April 29, 2019 was automatically transferred to the MML U.S. Government Money Market Sub-Account

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account C.M. Multi-Account A follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment sub-account.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

F-26

Notes To Financial Statements (Continued)

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from C.M. Life are then made quarterly to adjust the Separate Account. Net transfer from C.M. Life to the Separate Account totaled $43,803 for the year ended December 31, 2019. Net transfer from the Separate Account to C.M. Life totaled $284,791 for the year ended December 31, 2018. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by C.M. Life. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2019. There have been no transfers between levels for the year ended December 31, 2019.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts currently being offered are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (“MSD”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives, and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to C.M. Life

F-27

Notes To Financial Statements (Continued)

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

F-28

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales investments for the year ended December 31, 2019 were as follows:

	Fidelity® VIP Contrafund®	Invesco Oppenheimer V.I. Capital Appreciation	Invesco Oppenheimer V.I. Conservative Balanced	Invesco Oppenheimer V.I. Discovery Mid Cap Growth	Invesco Oppenheimer V.I. Global	Invesco Oppenheimer V.I. Global Strategic Income	Invesco Oppenheimer V.I. Government Money	Invesco Oppenheimer V.I. International Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Cost of purchases	$12,957,052	$4,438,172	$756,263	$4,318,745	$13,077,131	$1,829,465	$1,530,462	$1,560,264
Proceeds from sales	(16,912,386)	(6,645,124)	(2,682,489)	(4,668,078)	(13,714,595)	(5,971,084)	(2,251,826)	(3,069,514)

	Invesco Oppenheimer V.I.	Invesco Oppenheimer V.I. Total Return	Invesco V.I. Diversified	Invesco V.I.	Invesco V.I.	MML Aggressive	MML Balanced	MML
	Main Street	Bond	Dividend	Health Care	Technology	Allocation	Allocation	Blend
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Cost of purchases	$8,563,544	$252,659	$519,291	$472,033	$684,436	$4,255,525	$2,748,884	$6,407,881
Proceeds from sales	(7,160,555)	(1,023,438)	(733,994)	(1,321,071)	(1,494,631)	(2,835,793)	(3,304,700)	(10,129,955)

	MML	MML	MML		MML	MML	MML
	Blue Chip	Conservative	Core	MML	Equity	Equity	Focused	MML
	Growth	Allocation	Allocation	Equity	Income	Index	Equity	Foreign
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Cost of purchases	$4,820,432	$2,388,862	$1,856,524	$2,729,413	$2,490,346	$2,801,866	$236,001	$663,387
Proceeds from sales	(4,346,901)	(2,505,914)	(1,633,409)	(3,996,321)	(2,690,647)	(3,171,746)	(257,707)	(1,365,193)

	MML	MML			MML	MML		MML
	Fundamental	Fundamental	MML	MML	Growth	Growth	MML	Income
	Growth	Value	Global	Growth	& Income	Allocation	High Yield	& Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Cost of purchases	$396,314	$415,521	$675,375	$1,188,531	$3,354,602	$7,666,667	$696,573	$1,574,076
Proceeds from sales	(201,879)	(551,431)	(1,912,139)	(436,833)	(3,745,880)	(6,591,112)	(775,354)	(4,251,364)

F-29

Notes To Financial Statements (Continued)

6.	PURCHASE AND SALES OF INVESTMENTS (Continued)

	MML Inflation- Protected and Income	MML International	MML International Equity	MML Large Cap Growth	MML Managed Bond	MML Managed Bond	MML Managed Volatility	MML Mid Cap Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
						(Initial Class)	(Service Class)

Cost of purchases	$775,110	$369,443	$74,079	$2,199,451	$1,748,110	$456,661	$338,100	$12,044,185
Proceeds from sales	(1,601,995)	(355,646)	(14,642)	(2,818,849)	(4,003,760)	(403,515)	(1,633,955)	(14,508,760)

	MML Mid Cap Value	MML Moderate Allocation	MML Short-Duration Bond	MML Small Cap Equity	MML Small Cap Growth Equity	MML Small Company Value	MML Small/Mid Cap Value	MML Strategic Emerging Markets
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Cost of purchases	$6,031,124	$9,914,798	$674,653	$2,203,821	$2,770,818	$219,889	$1,902,312	$93,348
Proceeds from sales	(8,340,443)	(7,028,083)	(524,095)	(2,880,548)	(2,000,465)	(155,128)	(1,662,288)	(383,882)

	MML Total Return Bond	MML U.S. Government Money Market	Oppenheimer Global Multi- Alternatives	PIMCO Commodity- RealReturn® Strategy	VY® Clarion Global Real Estate
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Cost of purchases	$382,892	$4,181,348	$1,386	$153,378	$111,309
Proceeds from sales	(305,288)	(5,685,398)	(60,270)	(205,745)	(394,396)

F-30

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2019 were as follows:

	Fidelity® VIP Contrafund®	Invesco Oppenheimer V.I. Capital Appreciation	Invesco Oppenheimer V.I. Conservative Balanced	Invesco Oppenheimer V.I. Discovery Mid Cap Growth	Invesco Oppenheimer V.I. Global	Invesco Oppenheimer V.I. Global Strategic Income	Invesco Oppenheimer V.I. Government Money	Invesco Oppenheimer V.I. International Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2019

Units purchased	53,942	34,679	7,420	33,916	54,134	29,400	17,188	22,107
Units withdrawn	(393,559)	(274,210)	(149,312)	(235,780)	(373,533)	(224,207)	(122,548)	(99,568)
Units transferred between Sub-Accounts and to/from the Fixed Account	(54,379)	(39,123)	(3,331)	(28,392)	(64,793)	(37,735)	36,860	(33,851)
Net increase (decrease)	(393,997)	(278,654)	(145,224)	(230,256)	(384,192)	(232,543)	(68,500)	(111,311)

	Invesco Oppenheimer V.I.	Invesco Oppenheimer V.I. Total Return	Invesco V.I. Diversified	Invesco V.I.	Invesco V.I.	MML Aggressive	MML Balanced	MML
	Main Street	Bond	Dividend	Health Care	Technology	Allocation	Allocation	Blend
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2019 (Continued)

Units purchased	23,572	682	8,105	9,644	17,378	77,692	60,352	38,063
Units withdrawn	(256,838)	(50,544)	(42,213)	(39,483)	(172,597)	(131,148)	(186,429)	(416,507)
Units transferred between Sub-Accounts and to/from the Fixed Account	(42,845)	(8,951)	(2,517)	(5,709)	(4,850)	585	3,816	41,372
Net increase (decrease)	(276,111)	(58,813)	(36,625)	(35,548)	(160,068)	(52,871)	(122,261)	(337,072)

	MML Blue Chip Growth	MML Conservative Allocation	MML Core Allocation	MML Equity	MML Equity Income	MML Equity Index	MML Focused Equity	MML Foreign
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2019 (Continued)

Units purchased	14,336	44,911	36,038	26,806	13,856	14,026	1,027	15,213
Units withdrawn	(72,686)	(146,641)	(57,428)	(191,099)	(75,979)	(118,003)	(9,895)	(78,805)
Units transferred between Sub-Accounts and to/from the Fixed Account	(2,474)	33,957	(13,524)	(5,098)	(11,946)	1,416	8,290	(1,438)
Net increase (decrease)	(60,825)	(67,773)	(34,914)	(169,392)	(74,069)	(102,561)	(578)	(65,030)

	MML	MML			MML	MML		MML
	Fundamental	Fundamental	MML	MML	Growth	Growth	MML	Income
	Growth	Value	Global	Growth	& Income	Allocation	High Yield	& Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2019 (Continued)

Units purchased	2,096	3,879	7,449	7,104	18,269	174,609	8,227	12,487
Units withdrawn	(3,830)	(15,416)	(100,568)	(9,126)	(106,017)	(276,548)	(33,731)	(136,863)
Units transferred between Sub-Accounts and to/from the Fixed Account	5,714	(4,445)	(10,308)	7,217	(16,426)	(114,129)	12,303	(52,910)
Net increase (decrease)	3,980	(15,982)	(103,427)	5,195	(104,174)	(216,069)	(13,201)	(177,286)

F-31

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	MML Inflation- Protected and Income	MML International	MML International Equity	MML Large Cap Growth	MML Managed Bond	MML Managed Bond	MML Managed Volatility	MML Mid Cap Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2019 (Continued)						(Initial Class)	(Service Class)

Units purchased	23,210	6,507	1,824	8,474	35,258	1,718	13,077	21,240
Units withdrawn	(84,942)	(12,827)	(1,164)	(115,948)	(165,404)	(28,256)	(84,021)	(193,257)
Units transferred between Sub-Accounts and to/from the Fixed Account	(4,379)	(643)	4,400	(26,429)	(14,829)	26,161	(15,364)	(33,052)
Net increase (decrease)	(66,111)	(6,963)	5,060	(133,903)	(144,975)	(376)	(86,308)	(205,069)

	MML Mid Cap Value	MML Moderate Allocation	MML Short-Duration Bond	MML Small Cap Equity	MML Small Cap Growth Equity	MML Small Company Value	MML Small/Mid Cap Value	MML Strategic Emerging Markets
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2019 (Continued)

Units purchased	14,032	185,872	3,348	11,907	7,184	1,583	10,504	4,914
Units withdrawn	(151,853)	(317,233)	(27,875)	(60,862)	(47,151)	(4,541)	(46,238)	(22,779)
Units transferred between Sub-Accounts and to/from the Fixed Account	(24,473)	29,278	33,878	(15,779)	(5,845)	962	2,666	35
Net increase (decrease)	(162,294)	(102,083)	9,351	(64,734)	(45,812)	(1,995)	(33,069)	(17,829)

	MML Total Return Bond	MML U.S. Government Money Market	Oppenheimer Global Multi- Alternatives	PIMCO Commodity- RealReturn® Strategy	VY® Clarion Global Real Estate
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2019 (Continued)

Units purchased	7,621	59,875	73	10,636	2,987
Units withdrawn	(21,702)	(529,986)	(55)	(23,381)	(16,407)
Units transferred between Sub-Accounts and to/from the Fixed Account	18,128	294,760	(6,329)	(4,963)	(5,975)
Net increase (decrease)	4,048	(175,352)	(6,310)	(17,708)	(19,394)

F-32

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	Fidelity®	Invesco V.I.			MML	MML		MML
	VIP	Diversified	Invesco V.I.	Invesco V.I.	Aggressive	Balanced	MML	Blue Chip
	Contrafund®	Dividend	Health Care	Technology	Allocation	Allocation	Blend	Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2018

Units purchased	72,307	7,699	8,917	16,946	92,034	70,098	83,217	19,916
Units withdrawn	(354,310)	(44,129)	(44,416)	(72,525)	(137,057)	(161,023)	(407,298)	(68,777)
Units transferred between Sub-Accounts and to/from the Fixed Account	(40,785)	(19,075)	(19,918)	43,185	(12,035)	(29,154)	7,265	(1,066)
Net increase (decrease)	(322,787)	(55,505)	(55,417)	(12,394)	(57,058)	(120,079)	(316,816)	(49,927)

	MML Conservative Allocation	MML Core Allocation	MML Equity	MML Equity Income	MML Equity Index	MML Focused Equity	MML Foreign	MML Fundamental Growth
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2018 (Continued)

Units purchased	50,467	68,553	32,036	15,470	15,761	1,702	16,522	1,437
Units withdrawn	(196,220)	(59,937)	(208,156)	(77,744)	(87,458)	(9,633)	(89,201)	(1,736)
Units transferred between Sub-Accounts and to/from the Fixed Account	(44,991)	19,984	(19,638)	(15,819)	(6,686)	(9,304)	5,997	3,123
Net increase (decrease)	(190,744)	28,600	(195,757)	(78,093)	(78,384)	(17,236)	(66,681)	2,825

								MML
	MML			MML	MML		MML	Inflation-
	Fundamental	MML	MML	Growth	Growth	MML	Income	Protected
	Value	Global	Growth	& Income	Allocation	High Yield	& Growth	and Income
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2018 (Continued)

Units purchased	4,468	12,332	7,832	20,703	221,389	10,769	24,275	24,853
Units withdrawn	(4,521)	(70,879)	(14,305)	(116,992)	(380,819)	(32,115)	(137,578)	(120,393)
Units transferred between Sub-Accounts and to/from the Fixed Account	1,423	(11,321)	3,430	(15,651)	64,540	9,064	(12,279)	4,723
Net increase (decrease)	1,371	(69,869)	(3,043)	(111,941)	(94,891)	(12,282)	(125,582)	(90,818)

	MML International	MML International Equity	MML Large Cap Growth	MML Managed Bond	MML Managed Bond	MML Managed Volatility	MML Mid Cap Growth	MML Mid Cap Value
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2018 (Continued)				(Initial Class)	(Service Class)

Units purchased	7,644	1,972	9,893	46,270	1,466	13,917	25,973	17,070
Units withdrawn	(8,842)	(144)	(110,634)	(195,009)	(49,467)	(105,130)	(195,715)	(146,840)
Units transferred between Sub-Accounts and to/from the Fixed Account	15,386	(3,271)	(16,791)	(30,962)	12,408	(7,520)	(30,813)	(19,137)
Net increase (decrease)	14,189	(1,444)	(117,532)	(179,701)	(35,594)	(98,733)	(200,555)	(148,906)

F-33

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

	MML Moderate Allocation	MML Short- Duration Bond	MML Small Cap Equity	MML Small Cap Growth Equity	MML Small Company Value	MML Small/Mid Cap Value	MML Strategic Emerging Markets	MML Total Return Bond
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2018 (Continued)

Units purchased	238,729	3,579	15,391	7,826	2,885	11,538	5,974	9,576
Units withdrawn	(477,409)	(48,726)	(78,218)	(44,639)	(6,249)	(45,210)	(8,404)	(20,233)
Units transferred between Sub-Accounts and to/from the Fixed Account	43,325	25,737	(18,604)	1,819	(3,091)	(2,706)	18,013	9,690
Net increase (decrease)	(195,355)	(19,410)	(81,430)	(34,993)	(6,455)	(36,378)	15,583	(966)

	MML U.S. Government Money Market	Oppenheimer Capital Appreciation	Oppenheimer Conservative Balanced	Oppenheimer Discovery Mid Cap Growth	Oppenheimer Global	Oppenheimer Global Multi- Alternatives	Oppenheimer Global Strategic Income	Oppenheimer Government Money
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2018 (Continued)

Units purchased	71,128	46,023	7,243	28,239	61,915	215	37,964	52,181
Units withdrawn	(396,720)	(265,708)	(140,281)	(218,662)	(327,214)	(81)	(237,830)	(48,462)
Units transferred between Sub-Accounts and to/from the Fixed Account	102,059	(56,031)	(3,408)	(85,236)	(48,733)	35	34,646	(53,598)
Net increase (decrease)	(223,532)	(275,715)	(136,446)	(275,659)	(314,031)	169	(165,220)	(49,880)

				PIMCO	VY®
	Oppenheimer		Oppenheimer	Commodity-	Clarion
	International	Oppenheimer	Total Return	RealReturn®	Global
	Growth	Main Street	Bond	Strategy	Real Estate
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
2018 (Continued)

Units purchased	30,759	28,254	288	12,230	4,312
Units withdrawn	(104,299)	(265,171)	(44,584)	(31,145)	(18,869)
Units transferred between Sub-Accounts and to/from the Fixed Account	(609)	(64,023)	(4,405)	(20,182)	117
Net increase (decrease)	(74,149)	(300,940)	(48,700)	(39,098)	(14,440)

F-34

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2019 follows:

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
Fidelity® VIP Contrafund® Sub-Account
2019	2,458,365	$33.31	to	$35.84	$97,058,586	0.45%	1.18%	to	1.65%	29.43%	to	30.04%
2018	2,852,362	25.61	to	27.69	86,647,526	0.69	1.18	to	1.65	(7.92)	to	(7.48)
2017	3,175,149	27.68	to	30.08	104,630,519	0.99	1.18	to	1.65	19.89	to	20.45
2016	3,435,408	22.98	to	25.09	94,426,543	0.79	1.18	to	1.65	6.24	to	6.74
2015	3,760,878	21.53	to	23.61	97,558,649	1.02	1.18	to	1.65	(0.98)	to	(0.51)

Invesco Oppenheimer V.I. Capital Appreciation Sub-Account[6]
2019	1,928,344	19.47	to	25.79	45,353,353	0.06	1.18	to	1.65	33.97	to	34.60
2018	2,206,998	14.47	to	19.25	38,605,250	0.32	1.18	to	1.65	(7.28)	to	(6.84)
2017	2,482,713	15.53	to	20.76	46,626,866	0.24	1.18	to	1.65	24.76	to	25.35
2016	2,754,488	12.39	to	16.64	41,341,632	0.41	1.18	to	1.65	(3.80)	to	(3.35)
2015	3,033,101	12.82	to	17.30	47,274,816	0.09	1.18	to	1.65	1.85	to	2.33

Invesco Oppenheimer V.I. Conservative Balanced Sub-Account[6]
2019	735,358	15.33	to	16.20	11,866,075	2.26	1.18	to	1.65	15.59	to	16.14
2018	880,582	13.26	to	13.95	12,256,381	1.95	1.18	to	1.65	(6.88)	to	(6.44)
2017	1,017,028	14.24	to	14.91	15,147,938	1.93	1.18	to	1.65	7.47	to	7.97
2016	1,174,081	13.25	to	13.81	16,213,364	2.39	1.18	to	1.65	3.54	to	4.03
2015	1,290,912	12.80	to	13.27	17,161,471	2.29	1.18	to	1.65	(0.82)	to	(0.35)

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Sub-Account[6]
2019	1,770,670	13.24	to	22.92	31,302,242	-	1.18	to	1.65	37.08	to	37.73
2018	2,000,926	9.61	to	16.72	25,803,288	-	1.18	to	1.65	(7.63)	to	(7.19)
2017	2,276,585	10.36	to	18.10	31,840,166	0.03	1.18	to	1.65	26.69	to	27.29
2016	2,514,983	8.14	to	14.29	27,549,095	-	1.18	to	1.65	0.66	to	1.14
2015	2,812,469	8.05	to	14.19	30,572,498	-	1.18	to	1.65	4.86	to	5.36

Invesco Oppenheimer V.I. Global Sub-Account[6]
2019	2,454,009	28.49	to	39.45	84,208,630	0.91	1.18	to	1.65	29.63	to	30.24
2018	2,838,202	21.88	to	30.43	75,021,984	0.99	1.18	to	1.65	(14.61)	to	(14.20)
2017	3,152,233	25.50	to	35.64	97,300,933	0.93	1.18	to	1.65	34.44	to	35.07
2016	3,495,514	18.88	to	26.51	79,956,106	1.07	1.18	to	1.65	(1.55)	to	(1.09)
2015	3,845,545	19.09	to	26.93	89,330,979	1.30	1.18	to	1.65	2.24	to	2.72

Invesco Oppenheimer V.I. Government Money Sub-Account[6]
2019	588,953	10.03	to	10.54	6,553,421	1.70	1.18	to	1.65	0.04	to	0.51
2018	657,453	10.03	to	10.49	7,280,429	1.34	1.18	to	1.65	(0.31)	to	0.16
2017	707,333	10.06	to	10.47	7,835,849	0.38	1.18	to	1.65	(1.25)	to	(0.78)
2016	833,182	10.19	to	10.55	9,311,868	0.01	1.18	to	1.65	(1.62)	to	(1.16)
2015	925,890	10.35	to	10.68	10,512,210	0.01	1.18	to	1.65	(1.63)	to	(1.16)

Invesco Oppenheimer V.I. International Growth Sub-Account[6]
2019	821,541	17.57	to	$22.97	20,045,116	1.05	1.18	to	1.65	26.50	to	27.09
2018	932,853	13.82	to	18.16	17,956,909	0.87	1.18	to	1.65	(20.74)	to	(20.37)
2017	1,007,002	17.36	to	22.91	24,441,124	1.43	1.18	to	1.65	24.23	to	24.81
2016	1,134,303	13.91	to	18.45	22,166,213	1.12	1.18	to	1.65	(3.71)	to	(3.26)
2015	1,238,909	14.38	to	19.16	25,245,664	1.17	1.18	to	1.65	1.74	to	2.22
								-
Invesco Oppenheimer V.I. Main Street Sub-Account[6]
2019	2,019,490	22.79	to	24.22	49,289,876	1.06	1.18	to	1.65	29.92	to	30.53
2018	2,295,601	17.46	to	18.64	42,970,499	1.16	1.18	to	1.65	(9.40)	to	(8.97)
2017	2,596,541	19.18	to	20.58	53,432,117	1.24	1.18	to	1.65	15.00	to	15.54
2016	2,843,438	16.60	to	17.89	50,728,929	1.12	1.18	to	1.65	9.80	to	10.31
2015	3,117,294	15.05	to	16.30	50,489,499	0.93	1.18	to	1.65	1.64	to	2.12

F-35

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)

Invesco Oppenheimer V.I. Main Street Sub-Account[6]
2019	344,378	$-	-	$15.35	$5,286,348	3.36%	-%	-	1.40%	-%	-	8.00%
2018	1,007,002	17.36	to	22.91	24,441,124	1.43	1.18	to	1.65	24.23	to	24.81
2017	1,134,303	13.91	to	18.45	22,166,213	1.12	1.18	to	1.65	(3.71)	to	(3.26)
2016	1,238,909	14.38	to	19.16	25,245,664	1.17	1.18	to	1.65	1.74	to	2.22

Invesco Oppenheimer V.I. Total Return Bond Sub-Account[6]
2019	269,088			13.72	3,741,363	2.91			1.65			23.62
2018	2,596,541	19.18	to	20.58	53,432,117	1.24	1.18	to	1.65	15.00	to	15.54
2017	2,843,438	16.60	to	17.89	50,728,929	1.12	1.18	to	1.65	9.80	to	10.31
2016	3,117,294	15.05	to	16.30	50,489,499	0.93	1.18	to	1.65	1.64	to	2.12

Invesco V.I. Health Care Sub-Account
2019	301,899	28.87	to	30.67	9,295,690	0.04	1.18	to	1.65	30.34	to	30.95
2018	337,447	22.05	to	23.53	7,943,284	-	1.18	to	1.65	(0.76)	to	(0.29)
2017	392,864	22.11	to	23.71	9,293,970	0.36	1.18	to	1.65	13.94	to	14.47
2016	448,618	19.31	to	20.81	9,280,562	-	1.18	to	1.65	(12.91)	to	(12.50)
2015	524,071	22.07	to	23.89	12,440,091	-	1.18	to	1.65	1.47	to	1.95

Invesco V.I. Technology Sub-Account
2019	642,180	7.88	to	8.10	5,282,975	-	1.18	to	1.65	33.66	to	34.29
2018	802,248	5.90	to	6.03	4,919,840	-	1.18	to	1.65	(2.09)	to	(1.63)
2017	814,642	6.02	to	6.13	5,079,172	-	1.18	to	1.65	32.93	to	33.55
2016	835,480	4.53	to	4.59	3,907,171	-	1.18	to	1.65	(2.38)	to	(1.92)
2015	941,519	4.64	to	4.68	4,497,422	-	1.18	to	1.65	5.07	to	5.56

MML Aggressive Allocation Sub-Account
2019	1,294,689	19.59	to	20.72	26,785,270	1.96	1.18	to	1.65	21.91	to	22.48
2018	1,347,559	16.07	to	16.92	22,764,574	1.37	1.18	to	1.65	(9.63)	to	(9.20)
2017	1,404,617	17.78	to	18.63	26,130,412	1.13	1.18	to	1.65	16.83	to	17.38
2016	1,364,390	15.22	to	15.88	21,629,103	1.57	1.18	to	1.65	6.77	to	7.27
2015	1,268,155	14.26	to	14.80	18,734,536	2.06	1.18	to	1.65	(2.47)	to	(2.01)

MML Balanced Allocation Sub-Account
2019	1,425,889	16.38	to	17.32	24,533,294	2.55	1.18	to	1.65	14.84	to	15.38
2018	1,548,150	14.26	to	15.01	23,095,568	2.29	1.18	to	1.65	(6.04)	to	(5.60)
2017	1,668,229	15.18	to	15.90	26,372,724	1.95	1.18	to	1.65	9.66	to	10.18
2016	1,646,473	13.84	to	14.43	23,634,064	2.36	1.18	to	1.65	4.42	to	4.91
2015	1,617,612	13.25	to	13.76	22,139,385	2.75	1.18	to	1.65	(1.99)	to	(1.53)

MML Blend Sub-Account
2019	2,740,641	23.39	to	25.03	66,187,864	2.42	1.18	to	1.65	19.40	to	19.96
2018	3,077,713	19.59	to	20.87	62,141,024	2.10	1.18	to	1.65	(5.91)	to	(5.47)
2017	3,394,529	20.82	to	22.07	72,602,071	2.11	1.18	to	1.65	13.37	to	13.91
2016	3,664,243	18.36	to	19.38	68,848,544	2.14	1.18	to	1.65	7.63	to	8.14
2015	3,997,772	17.06	to	17.92	69,425,034	2.13	1.18	to	1.65	(1.56)	to	(1.09)

MML Blue Chip Growth Sub-Account
2019	600,266	46.34	to	50.11	29,576,500	-	1.18	to	1.65	27.72	to	28.32
2018	661,091	36.28	to	39.05	25,412,017	-	1.18	to	1.65	0.20	to	0.68
2017	711,018	36.21	to	38.79	27,179,588	0.01	1.18	to	1.65	34.00	to	34.63
2016	766,144	27.02	to	28.81	21,756,807	-	1.18	to	1.65	(0.74)	to	(0.27)
2015	809,762	27.22	to	28.89	23,072,860	-	1.18	to	1.65	9.28	to	9.79

F-36

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Conservative Allocation Sub-Account
2019	1,120,073	$15.90	to	$16.82	$18,692,829	2.70%	1.18%	to	1.65%	13.31%	to	13.85%
2018	1,187,846	14.03	to	14.77	17,418,902	2.52	1.18	to	1.65	(5.08)	to	(4.63)
2017	1,378,590	14.78	to	15.49	21,205,384	2.20	1.18	to	1.65	7.83	to	8.34
2016	1,493,545	13.71	to	14.30	21,187,308	2.35	1.18	to	1.65	4.06	to	4.55
2015	1,530,928	13.18	to	13.68	20,792,882	2.85	1.18	to	1.65	(2.01)	to	(1.55)

MML Core Allocation Sub-Account
2019	521,484	-	-	23.42	12,213,507	2.42	-	-	1.18	-	-	16.73
2018	556,398	-	-	20.06	11,163,119	1.76	-	-	1.18	-	-	(5.96)
2017	527,798	-	-	21.34	11,261,030	1.50	-	-	1.18	-	-	13.60
2016	451,008	-	-	18.78	8,470,814	2.03	-	-	1.18	-	-	7.70
2015	338,043	-	-	17.44	5,895,426	1.32	-	-	1.18	-	-	(2.28)

MML Equity Sub-Account
2019	1,607,887			21.87	32,899,993	2.03			1.65			24.45
2018	1,777,279			17.58	29,256,750	1.76			1.65			(11.05)
2017	1,973,037			19.76	36,548,773	1.79			1.65			14.44
2016	2,201,031			17.27	35,675,557	1.75			1.65			11.28
2015	2,430,415			15.52	35,410,690	2.07			1.65			(4.56)

MML Equity Income Sub-Account
2019	623,194	30.30	to	32.76	20,158,148	2.29	1.18	to	1.65	24.38	to	24.97
2018	697,263	24.36	to	26.22	18,063,576	1.88	1.18	to	1.65	(10.86)	to	(10.43)
2017	775,356	27.32	to	29.27	22,439,796	2.12	1.18	to	1.65	14.44	to	14.97
2016	869,081	23.88	to	25.46	21,879,950	2.06	1.18	to	1.65	16.75	to	17.29
2015	956,478	20.45	to	21.71	20,546,904	1.88	1.18	to	1.65	(8.41)	to	(7.98)

MML Equity Index Sub-Account
2019	799,452	23.12	to	24.60	19,597,582	2.66	1.18	to	1.65	28.72	to	29.32
2018	902,013	17.87	to	19.11	17,095,272	1.53	1.18	to	1.65	(6.37)	to	(5.93)
2017	980,397	19.00	to	20.41	19,796,365	0.98	1.18	to	1.65	19.36	to	19.92
2016	1,066,286	15.84	to	17.10	18,019,741	1.65	1.18	to	1.65	9.66	to	10.18
2015	1,161,343	14.38	to	15.59	17,880,570	1.46	1.18	to	1.65	(0.66)	to	(0.19)

MML Focused Equity Sub-Account
2019	30,588	24.08	to	24.96	757,115	0.04	1.18	to	1.65	27.60	to	28.20
2018	31,166	18.87	to	19.47	602,613	2.27	1.18	to	1.65	(0.67)	to	(0.20)
2017	48,402	19.00	to	19.51	938,637	2.92	1.18	to	1.65	19.63	to	20.19
2016	41,349	15.88	to	16.23	667,528	1.17	1.18	to	1.65	15.82	to	16.37
2015	49,281	13.71	to	13.95	685,058	1.63	1.18	to	1.65	(10.64)	to	(10.22)

MML Foreign Sub-Account
2019	642,373	13.76	to	14.29	9,170,397	1.77	1.18	to	1.65	11.31	to	11.84
2018	707,403	12.30	to	12.83	9,040,775	2.24	1.18	to	1.65	(17.28)	to	(16.89)
2017	774,085	14.80	to	15.52	11,918,473	2.07	1.18	to	1.65	19.75	to	20.31
2016	876,603	12.30	to	12.96	11,227,448	1.98	1.18	to	1.65	(0.22)	to	0.25
2015	931,453	12.27	to	12.99	11,924,207	2.82	1.18	to	1.65	(5.74)	to	(5.30)

MML Fundamental Growth Sub-Account
2019	27,078	23.53	to	24.39	657,507	0.43	1.18	to	1.65	31.15	to	31.77
2018	23,098	17.94	to	18.51	425,593	1.09	1.18	to	1.65	(1.00)	to	(0.53)
2017	20,273	18.12	to	18.61	375,690	1.00	1.18	to	1.65	25.24	to	25.83
2016	15,835	14.47	to	14.79	233,385	0.57	1.18	to	1.65	1.85	to	2.32
2015	10,906	14.21	to	14.45	157,032	0.76	1.18	to	1.65	4.18	to	4.67

F-37

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Fundamental Value Sub-Account
2019	60,094	$18.12	to	$18.79	$1,124,048	1.67%	1.18%	to	1.65%	20.49%	to	21.05%
2018	76,076	15.04	to	15.52	1,176,739	1.54	1.18	to	1.65	(12.03)	to	(11.61)
2017	74,706	17.10	to	17.56	1,306,814	1.84	1.18	to	1.65	12.91	to	13.44
2016	63,677	15.15	to	15.48	982,565	1.25	1.18	to	1.65	11.21	to	11.73
2015	49,236	13.62	to	13.86	681,047	1.21	1.18	to	1.65	(4.77)	to	(4.32)

MML Global Sub-Account
2019	795,611	12.68	to	16.68	13,198,078	0.58	1.18	to	1.65	28.45	to	29.05
2018	899,038	9.82	to	12.98	11,557,879	1.10	1.18	to	1.65	(11.06)	to	(10.64)
2017	968,907	10.99	to	14.60	13,976,885	1.20	1.18	to	1.65	22.27	to	22.84
2016	1,051,923	8.95	to	11.94	12,408,798	1.13	1.18	to	1.65	5.78	to	6.28
2015[5]	1,140,447	8.42	to	11.29	12,731,922	1.14	1.18	to	1.65	(2.97)	to	(2.51)

MML Growth Sub-Account
2019	129,472	-	-	40.60	5,257,131	0.32	-	-	1.18	-	-	28.70
2018	124,277	-	-	31.55	3,921,010	0.27	-	-	1.18	-	-	(1.82)
2017	127,321	-	-	32.14	4,091,670	0.30	-	-	1.18	-	-	26.29
2016	122,084	-	-	25.45	3,106,643	0.21	-	-	1.18	-	-	7.73
2015	110,713	-	-	23.62	2,615,119	0.68	-	-	1.18	-	-	5.16

MML Growth & Income Sub-Account
2019	994,687			33.22	32,528,962	0.95			1.65			30.55
2018	1,098,861			25.44	27,553,454	0.86			1.65			(6.32)
2017	1,210,802			27.16	32,437,893	0.91			1.65			22.25
2016	1,351,810			22.22	29,657,322	1.05			1.65			7.50
2015	1,527,989			20.67	31,202,539	1.17			1.65			(0.69)

MML Growth Allocation Sub-Account
2019	2,819,559	18.34	to	19.40	54,605,097	2.29	1.18	to	1.65	19.23	to	19.79
2018	3,035,628	15.38	to	16.19	49,087,115	1.80	1.18	to	1.65	(8.44)	to	(8.00)
2017	3,130,519	16.80	to	17.60	55,034,639	1.51	1.18	to	1.65	14.18	to	14.72
2016	3,132,279	14.71	to	15.34	48,001,493	1.95	1.18	to	1.65	5.82	to	6.31
2015	3,038,614	13.90	to	14.43	43,796,409	2.44	1.18	to	1.65	(2.34)	to	(1.88)

MML High Yield Sub-Account (Service Class I)
2019	177,623	16.70	to	17.48	3,079,517	5.92	1.18	to	1.65	10.03	to	10.55
2018	190,824	15.18	to	15.81	2,995,572	6.05	1.18	to	1.65	(5.13)	to	(4.68)
2017	203,106	16.00	to	16.59	3,348,723	6.84	1.18	to	1.65	6.12	to	6.62
2016	196,217	15.08	to	15.56	3,032,315	7.21	1.18	to	1.65	14.36	to	14.89
2015	192,542	13.18	to	13.54	2,591,309	6.41	1.18	to	1.65	(3.00)	to	(2.54)

MML Income & Growth Sub-Account
2019	1,074,242	19.44	to	19.98	24,678,743	1.96	1.18	to	1.65	22.40	to	22.97
2018	1,251,528	15.81	to	16.33	23,396,608	1.74	1.18	to	1.65	(13.14)	to	(12.73)
2017	1,377,109	18.11	to	18.80	29,601,545	1.65	1.18	to	1.65	15.52	to	16.06
2016	1,516,847	15.61	to	16.27	28,175,347	1.78	1.18	to	1.65	14.50	to	15.04
2015	1,659,931	13.57	to	14.21	26,884,539	1.87	1.18	to	1.65	(1.73)	to	(1.27)

MML Inflation-Protected and Income Sub-Account
2019	728,154	13.83	to	14.96	10,737,757	2.38	1.18	to	1.65	6.54	to	7.04
2018	794,266	12.98	to	13.97	10,947,233	3.09	1.18	to	1.65	(2.91)	to	(2.45)
2017	885,083	13.37	to	14.33	12,507,787	3.23	1.18	to	1.65	1.52	to	2.00
2016	1,012,229	13.17	to	14.04	14,015,157	2.37	1.18	to	1.65	3.49	to	3.98
2015	1,117,936	12.73	to	13.51	14,894,536	1.12	1.18	to	1.65	(3.12)	to	(2.66)

F-38

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML International Sub-Account
2019	116,551	$-	-	$20.73	$2,416,294	2.71%	-%	-	1.18%	-%	-	20.88%
2018	123,514	-	-	17.15	2,118,403	0.85	-	-	1.18	-	-	(14.54)
2017	109,325	-	-	20.07	2,194,167	0.84	-	-	1.18	-	-	30.11
2016	105,446	-	-	15.43	1,626,575	1.18	-	-	1.18	-	-	1.77
2015	94,847	-	-	15.16	1,437,683	0.91	-	-	1.18	-	-	(6.05)

MML International Equity Sub-Account
2019	16,121			10.86	175,122	1.88			1.18			22.89
2018	11,061			8.84	97,776	1.53			1.18			(24.94)
2017	12,505			11.78	147,271	1.83			1.18			28.64
2016	3,988			9.16	36,513	2.08			1.18			6.70
2015	3,457			8.58	29,661	0.20			1.18			(6.21)

MML Large Cap Growth Sub-Account
2019	789,748			21.28	16,313,116	0.59			1.65			30.44
2018	923,652			16.39	14,634,567	0.63			1.65			(3.42)
2017	1,041,184			17.05	17,076,456	0.37			1.65			31.95
2016	1,176,967			12.98	14,628,079	0.13			1.65			(1.55)
2015	1,347,339			13.25	17,064,632	-			1.65			3.89

MML Managed Bond Sub-Account (Initial Class)
2019	1,241,432	19.79	to	20.55	25,864,236	3.67	1.18	to	1.65	8.01	to	8.52
2018	1,386,407	18.32	to	18.93	26,616,908	3.44	1.18	to	1.65	(2.08)	to	(1.61)
2017	1,566,108	18.71	to	19.24	30,549,962	3.14	1.18	to	1.65	2.99	to	3.47
2016	1,700,540	18.17	to	18.60	32,063,321	2.82	1.18	to	1.65	1.07	to	1.55
2015	1,849,581	17.98	to	18.32	34,372,554	2.83	1.18	to	1.65	(2.37)	to	(1.91)

MML Managed Bond Sub-Account (Service Class)
2019	184,230	-	-	13.47	2,482,039	3.51	-	-	1.40	-	-	8.01
2018	184,606	-	-	12.47	2,302,589	3.13	-	-	1.40	-	-	(2.07)
2017	220,199	-	-	12.74	2,804,718	2.91	-	-	1.40	-	-	2.99
2016	243,226	-	-	12.37	3,008,199	2.61	-	-	1.40	-	-	1.07
2015	225,621	-	-	12.24	2,760,859	2.57	-	-	1.40	-	-	(2.37)

MML Managed Volatility Sub-Account
2019	640,820			16.19	10,244,289	1.60			1.65			10.58
2018	727,128			14.64	10,526,880	1.20			1.65			(5.81)
2017	825,862			15.55	12,696,879	1.26			1.65			7.76
2016	913,825			14.43	13,044,886	1.76			1.65			2.48
2015	1,028,682			14.08	14,337,163	1.76			1.65			1.80

MML Mid Cap Growth Sub-Account
2019	1,322,636	49.91	to	60.26	87,140,274	0.02	1.18	to	1.65	29.15	to	29.76
2018	1,527,705	38.46	to	46.66	77,934,117	-	1.18	to	1.65	(3.78)	to	(3.33)
2017	1,728,260	39.78	to	48.50	91,107,376	0.03	1.18	to	1.65	22.78	to	23.35
2016	1,894,157	32.25	to	39.50	81,121,920	-	1.18	to	1.65	4.55	to	5.04
2015	2,080,312	30.70	to	37.78	85,632,767	-	1.18	to	1.65	5.04	to	5.53

MML Mid Cap Value Sub-Account
2019	996,092	46.56	to	51.03	48,415,559	1.62	1.18	to	1.65	27.02	to	27.62
2018	1,158,386	36.66	to	39.99	44,192,957	1.51	1.18	to	1.65	(14.42)	to	(14.02)
2017	1,307,293	42.84	to	46.51	58,068,149	1.53	1.18	to	1.65	9.88	to	10.40
2016	1,473,440	38.99	to	42.13	59,238,934	1.62	1.18	to	1.65	21.22	to	21.79
2015	1,622,728	32.16	to	34.59	53,609,224	1.89	1.18	to	1.65	(3.07)	to	(2.61)

F-39

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML Moderate Allocation Sub-Account
2019	3,611,492	$17.28	to	$18.27	$65,691,438	2.57%	1.18%	to	1.65%	16.64%	to	17.19%
2018	3,713,575	14.81	to	15.59	57,665,894	2.13	1.18	to	1.65	(7.04)	to	(6.60)
2017	3,908,930	15.93	to	16.69	65,005,002	1.80	1.18	to	1.65	11.48	to	12.00
2016	4,014,419	14.29	to	14.90	59,592,060	2.12	1.18	to	1.65	5.14	to	5.64
2015	3,950,939	13.59	to	14.11	55,534,384	2.37	1.18	to	1.65	(2.27)	to	(1.81)

MML Short-Duration Bond Sub-Account
2019	254,160	10.57	to	11.06	2,782,573	3.08	1.18	to	1.65	2.47	to	2.95
2018	244,808	10.31	to	10.74	2,605,175	2.66	1.18	to	1.65	(0.38)	to	0.09
2017	264,218	10.35	to	10.73	2,812,893	2.41	1.18	to	1.65	0.62	to	1.10
2016	367,977	10.29	to	10.62	3,871,578	2.05	1.18	to	1.65	0.88	to	1.35
2015	273,140	10.20	to	10.47	2,843,717	2.12	1.18	to	1.65	(0.97)	to	(0.50)

MML Small Cap Equity Sub-Account
2019	552,308	34.08	to	34.38	20,109,287	0.47	1.18	to	1.65	24.40	to	24.98
2018	617,042	27.27	to	27.64	18,014,617	0.48	1.18	to	1.65	(11.66)	to	(11.25)
2017	698,473	30.72	to	31.29	23,006,935	0.83	1.18	to	1.65	12.50	to	13.03
2016	755,563	27.18	to	27.81	22,062,649	1.06	1.18	to	1.65	16.29	to	16.83
2015	816,603	23.26	to	23.92	20,466,039	0.84	1.18	to	1.65	(7.18)	to	(6.74)

MML Small Cap Growth Equity Sub-Account
2019	398,655	28.88	to	39.38	14,499,449	-	1.18	to	1.65	32.13	to	32.75
2018	444,467	21.75	to	29.80	12,156,107	-	1.18	to	1.65	(6.44)	to	(6.00)
2017	479,460	23.14	to	31.85	14,026,200	-	1.18	to	1.65	20.81	to	21.38
2016	536,448	19.07	to	26.37	12,870,317	-	1.18	to	1.65	10.91	to	11.43
2015	575,491	17.11	to	23.77	12,458,633	-	1.18	to	1.65	(6.65)	to	(6.21)

MML Small Company Value Sub-Account
2019	31,116	-	-	31.12	968,452	0.08	-	-	1.18	-	-	23.79
2018	33,111	-	-	25.14	832,523	0.19	-	-	1.18	-	-	(14.22)
2017	39,566	-	-	29.31	1,159,692	0.43	-	-	1.18	-	-	10.11
2016	43,534	-	-	26.62	1,158,805	0.40	-	-	1.18	-	-	30.62
2015	38,850	-	-	20.38	791,729	0.14	-	-	1.18	-	-	(6.75)

MML Small/Mid Cap Value Sub-Account
2019	334,180			36.82	12,177,836	0.61			1.65			18.86
2018	367,249			30.98	11,256,245	0.47			1.65			(15.93)
2017	403,626			36.85	14,725,287	0.49			1.65			12.11
2016	450,095			32.86	14,649,539	0.56			1.65			23.63
2015	499,238			26.58	13,148,757	0.71			1.65			(6.64)

MML Strategic Emerging Markets Sub-Account
2019	87,776	-	-	16.39	1,438,893	0.01	-	-	1.18	-	-	23.71
2018	105,605	-	-	13.25	1,399,351	-	-	-	1.18	-	-	(13.63)
2017	90,022	-	-	15.34	1,381,094	-	-	-	1.18	-	-	32.27
2016	79,823	-	-	11.60	925,854	0.24	-	-	1.18	-	-	4.87
2015	74,450	-	-	11.06	823,451	0.89	-	-	1.18	-	-	(15.36)

MML Total Return Bond Sub-Account
2019	183,407			11.19	2,041,095	2.92			1.65			7.38
2018	179,359			10.42	1,860,517	1.75			1.65			(1.52)
2017	180,325			10.58	1,902,217	1.99			1.65			1.53
2016	156,180			10.42	1,622,669	1.66			1.65			1.10
2015	138,282			10.31	1,422,121	3.19			1.65			(1.22)

F-40

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
						Investment
		Unit Value[3]				Income	Expense Ratio[2]			Total Return[3]
	Units	(Lowest to Highest)			Net Assets	Ratio[1]	(Lowest to Highest)			(Lowest to Highest)
MML U.S. Government Money Market Sub-Account
2019	2,312,249	$8.67	to	$9.17	$20,947,651	1.70%	1.18	to	1.65%	0.04	to	0.52%
2018	2,487,601	8.66	to	9.12	22,451,476	1.32	1.18	to	1.65	(0.33)	to	0.14
2017	2,711,134	8.69	to	9.11	24,448,009	0.35	1.18	to	1.65	(1.28)	to	(0.82)
2016	3,202,908	8.81	to	9.18	29,154,959	-	1.18	to	1.65	(1.53)	to	(1.06)
2015	3,438,830	8.94	to	9.28	31,656,366	0.01	1.18	to	1.65	(1.64)	to	(1.17)

Oppenheimer Global Multi-Alternatives Sub-Account
2019[7]	-	-	-	9.40	-	1.11	-	-	1.18	-	-	3.00
2018	6,310	-	-	9.12	57,570	0.17	-	-	1.18	-	-	(4.44)
2017	6,140	-	-	9.55	58,631	0.85	-	-	1.18	-	-	(0.98)
2016	5,075	-	-	9.64	48,942	1.45	-	-	1.18	-	-	2.28
2015	3,667	-	-	9.43	34,575	0.11	-	-	1.18	-	-	(5.00)
PIMCO CommodityRealReturn® Strategy Sub-Account
2019	238,693	5.18	to	5.52	1,305,900	4.35	1.18	to	1.65	9.53	to	10.04
2018	256,401	4.73	to	5.02	1,275,354	1.98	1.18	to	1.65	(15.61)	to	(15.21)
2017	295,499	5.60	to	5.92	1,734,094	11.09	1.18	to	1.65	0.38	to	0.85
2016	315,431	5.58	to	5.86	1,832,922	1.01	1.18	to	1.65	13.00	to	13.53
2015	299,974	4.94	to	5.17	1,536,894	4.52	1.18	to	1.65	(26.88)	to	(26.54)

VY® Clarion Global Real Estate Sub-Account
2019	137,153	15.93	to	16.98	2,293,585	2.62	1.18	to	1.65	22.31	to	22.89
2018	156,547	13.02	to	13.82	2,133,623	5.20	1.18	to	1.65	(10.25)	to	(9.82)
2017	170,987	14.51	to	15.33	2,588,559	3.51	1.18	to	1.65	8.70	to	9.21
2016	192,736	13.35	to	14.03	2,672,729	1.08	1.18	to	1.65	(1.02)	to	(0.56)
2015	196,168	13.49	to	14.11	2,740,032	2.96	1.18	to	1.65	(2.88)	to	(2.42)

[1]The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owners accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[4]For the period January 1, 2014 through April 27, 2014. Effective April 28, 2014, MML China Fund merged into MML Foreign Fund.

[5]For the period May 1, 2014 (date this fund became available as an investment option in the Separate Account) through December 31, 2014.

[6]Effective after the close of the New York Stock Exchange on May 24, 2019, Invesco Ltd. completed its acquisition of OppenheimerFunds, Inc. See Note 2 to the financial statements for information regarding the merger of this division.

[7]For the period January 1, 2019 through April 29, 2019. Effective April 29, 2019 this Sub-Account liquidated and any contract value in the Sub-Account after the close of the New York Stock Exchange on April 29, 2019 was automatically transferred to the MML U.S. Government Money Market Sub-Account.

8.	Financial Highlights (Continued)

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

F-41

Notes To Financial Statements (Continued)

Mortality and Expense Risk Charge*	This charge is equal, on an annual basis, to
This charge is assessed through a reduction in unit values.	1.03% - 1.50% of the daily value of the assets
invested in each fund.

Administrative Charge	This charge is equal, on an annual basis, to 0.15%
This charge is assessed through a reduction in unit values.	of the daily value of the assets invested in each
fund.

Annual Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 8.00%
This charge is assessed through the redemption of units.

Death Benefit Options
Charges for these options are annualized and are assessed through a redemption of units.

A. Reset Death Benefit**	0.00% - 0.20%

B. Ratchet Death Benefit***	0.00% - 0.70%

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, contracts issued on or after September 10, 2001 will receive an increase in the contract value allocated to the fund by 0.15% on each contract anniversary.
**	For Panorama Passage the charge for the Reset Death Benefit is 0.10% on an annual basis of the daily value of the contract value allocated to the funds and the fixed accounts, unless the charge exceeds the maximum charge, in which case, the charge is the maximum charge. The maximum charge is 0.20% on an annual basis of the daily value of the contract value allocated to the funds.
***	The Ratchet Death Benefit is 0.25% for Panorama Passage and 0.15% for Panorama Premier on an annual basis of the daily value of the contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum, in this case the charge is the maximum charge. The maximum charge is 0.35% if age 60 or less at contract issue, 0.50% if age 61 through age 70 at contract issue, and 0.70% if age 71 or older at contract issue, of the contract value allocated to the funds.

9.	SUBSEQUENT EVENTS

The spread of the coronavirus, causing increased cases of COVID-19, around the world in the first quarter of 2020 has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies and, as such, C.M. Life is actively monitoring the extent of the impact to its operations.

The Separate Account’s management has reviewed events occurring through April 3, 2020, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-42

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2019 and 2018 and

for the years ended December 31, 2019, 2018 and 2017

C.M. LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors and Shareholder of
C.M. Life Insurance Company:

We have audited the accompanying statutory financial statements of C.M. Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2019 and 2018, and the related statutory statements of operations, changes in shareholder’s equity, and cash flows for the three-year period ended December 31, 2019, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statutory financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statutory financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for the three-year period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the three-year period ended December 31, 2019, in accordance with statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

/s/ KPMG LLP

Hartford, Connecticut
February 24, 2020

2

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	As of December 31,
	2019	2018
	($ In Millions Except for Par Value)
Assets:
Bonds	$3,810	$4,068
Preferred stocks	7	26
Common stocks – subsidiary and affiliates	311	321
Common stocks – unaffiliated	4	3
Mortgage loans	933	921
Policy loans	151	149
Partnerships and limited liability companies	161	168
Derivatives	533	334
Cash, cash equivalents and short-term investments	463	391
Other invested assets	315	213
Total invested assets	6,688	6,594
Investment income due and accrued	93	95
Federal income taxes	2	11
Net deferred income taxes	30	24
Other than invested assets	16	(8)
Total assets excluding separate accounts	6,829	6,716
Separate account assets	1,810	1,597
Total assets	$8,639	$8,313
Liabilities:
Policyholders’ reserves	$3,939	$3,977
Liabilities for deposit-type contracts	86	90
Contract claims and other benefits	19	18
Transfers due from separate accounts	(4)	(4)
Payable to parent	33	53
Asset valuation reserve	107	101
Repurchase agreements	—	233
Collateral	114	72
Derivatives	593	384
Other liabilities	207	155
Total liabilities excluding separate accounts	5,094	5,079
Separate account liabilities	1,810	1,597
Total liabilities	6,904	6,676
Shareholder’s equity:
Common stock, $200 par value 50,000 shares authorized, 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	450	450
Surplus	1,282	1,184
Total shareholder’s equity	1,735	1,637
Total liabilities and shareholder’s equity	$8,639	$8,313

3

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Revenue:
Premium income	$315	$332	$285
Net investment income	327	296	307
Fees and other income	127	130	75
Total revenue	769	758	667
Benefits, expenses and other deductions:
Policyholders’ benefits	635	650	602
Change in policyholders’ reserves	(186)	(167)	(148)
General insurance expenses	114	117	64
Commissions	57	60	34
State taxes, licenses and fees	12	12	10
Other deductions	(6)	(7)	(6)
Total benefits, expenses and other deductions	626	665	556
Net gain from operations before federal income taxes	143	93	111
Federal income tax expense	20	7	32
Net gain from operations	123	86	79
Net realized capital (losses) gains	(7)	1	(12)
Net income	$116	$87	$67

4

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Shareholder’s equity, beginning of year	$1,637	$1,573	$1,547
Net increase due to:
Net income	116	87	67
Change in net unrealized capital gains (losses), net of tax	(24)	26	(43)
Change in net unrealized foreign exchange capital gains (losses), net of tax	11	(24)	37
Change in other net deferred income taxes	(22)	(2)	(52)
Change in nonadmitted assets	32	(3)	43
Change in reserve valuation basis	—	(8)	—
Change in asset valuation reserve	(6)	(5)	(15)
Prior period adjustments	—	—	(3)
Other	(9)	(7)	(8)
Net increase	98	64	26
Shareholder’s equity, end of year	$1,735	$1,637	$1,573

5

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Cash from operations:
Premium collected net of reinsurance	$426	$469	$292
Net investment income	336	294	289
Miscellaneous income	—	—	62
Benefit payments	(637)	(645)	(598)
Net transfers from separate accounts	154	136	120
Commissions and other expenses	(206)	(179)	(107)
Federal and foreign income taxes paid	(12)	(31)	(27)
Net cash from operations	61	44	31

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	910	764	1,155
Preferred and common stocks – unaffiliated	23	7	6
Common stocks – affiliated	(4)	6	—
Mortgage loans	89	80	131
Partnerships and limited liability companies	33	71	59
Derivatives	80	(41)	36
Other	(92)	39	(2)
Total investment proceeds	1,039	926	1,385
Cost of investments acquired:
Bonds	(647)	(740)	(1,155)
Preferred and common stocks – unaffiliated	(3)	(4)	(3)
Mortgage loans	(97)	(67)	(97)
Partnerships and limited liability companies	(31)	(44)	(35)
Derivatives	(7)	(4)	(1)
Other	(14)	15	—
Total investments acquired	(799)	(844)	(1,291)
Net increase in policy loans	(2)	(1)	(4)
Net cash from investing activities	238	81	90

Cash from financing and miscellaneous sources:
Net (withdrawals) deposits on deposit-type contracts	(14)	3	2
Change in repurchase and reverse repurchase agreements	(233)	1	(5)
Change in collateral	74	(29)	(17)
Other cash used	(54)	(13)	42
Net cash from financing and miscellaneous sources	(227)	(38)	22

Net change in cash, cash equivalents and short-term investments	72	87	143
Cash, cash equivalents and short-term investments, beginning of period	391	304	161
Cash, cash equivalents and short-term investments, end of period	$463	$391	$304
6

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include C.M. Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company is domiciled in the State of Connecticut. It provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts. MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts (GIC) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), Digital Direct to Consumer and Business to Business (DTC&B2B), Institutional Solutions (IS) and Workplace Solutions distribution channels.

MMFA is a sales force that includes financial advisors that operate in the U.S. MMFA sells individual life and individual annuities. The Company’s DTC&B2B distribution channel sells individual life primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s IS distribution channel sells group life through insurance benefit advisors.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting principles are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows:

Invested assets

●	Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity
●	Changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge
●	Embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value
●	Income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation
●	Certain majority-owned subsidiaries are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities

Policyholders’ liabilities

●	Statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method (CRVM), Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest
●	Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts due from reinsurers for the amounts ceded

7

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

●	Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

●	Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period

Net realized capital gains (losses)

●	After-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Shareholder’s Equity

●	Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation

●	Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances

●	An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve

●	Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Shareholder’s Equity, whereas U.S. GAAP reports these changes in net realized capital gains (losses)

●	Statutory Statements of Changes in Shareholder’s Equity includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR prior period adjustments, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income

●	The change in the fair value for unaffiliated common stock is recorded in surplus, whereas the change in the fair value for ownership interests in an entity not accounted for under the equity method or consolidated are recorded in revenue for U.S. GAAP

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

8

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

c.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Common stock - subsidiary and affiliate

The Company accounts for the value of its subsidiary and affiliate, primarily, MML Bay State Life Insurance Company (MML Bay State), a wholly owned stock life insurance subsidiary, at their underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded in net investment income when declared. The

9

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

cost basis of common stock – subsidiary and affiliate is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

e.	Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

f.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers.

h.	Partnerships and limited liability companies

Partnerships and limited liability companies, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

10

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Derivatives

Derivatives are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments are recorded as unrealized capital gains (losses) in shareholder’s equity. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded in net realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

j.	Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

k.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

l.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected life insurance premium, reinsurance recoverables and other receivables.

m.	Separate accounts

Separate and sub-accounts accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

The Company only has separate accounts classified as nonguaranteed for which the policyholder/contract holder assumes the investment risk.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

n.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, certain investments in partnerships and limited liability companies for which qualifying audits are not performed, advances and prepayments,

11

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

investment income due and accrued, and certain other receivables. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a charge against shareholder’s equity.

o.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

p.	Policyholders’ reserves

Policyholders’ reserves are developed by actuarial methods and are determined based on statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

The fixed index annuity (FIA) product offers guaranteed lifetime withdrawal benefit (GLWB). A GLWB provides the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

Certain individual variable annuity and fixed annuity products offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statement of Operations.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

q.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

12

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

r.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

s.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

t.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize shareholder’s equity against fluctuations in the carrying value of common stocks, real estate, partnerships and limited liability companies as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Shareholder’s Equity.

u.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

v.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

13

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

w.	Other liabilities

Other liabilities primarily consist of interest due on derivatives, affiliated payables and remittances and items not allocated.

x.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

y.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

14

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

15

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and limited liability companies

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and limited liability companies, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in shareholder’s equity net of tax.

16

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3.	New accounting standards

a.	Adoption of new accounting standards

In October 2018, the NAIC issued modifications to Statements of Statutory Accounting Principles (SSAP) No. 86, Derivatives, effective January 1, 2019. This guidance permits the use of the Overnight Index Swap (OIS) rate based on the Secured Overnight Financing Rate as a U.S. benchmark interest rate for hedge accounting purposes under ASC Topic 815 in addition to the U.S. Treasury rate, the LIBOR swap rate, the OIS rate based on the Fed Funds Effective Rate, and the SIFMA Municipal Swap Rate. The Company has not elected to apply hedge accounting, therefore adoption of this guidance did not have an impact on the Company’s financial statements.

In November 2018, the NAIC issued SSAP No. 30R, Unaffiliated Common Stock, effective January 1, 2019. The modification included a clarification to the scope for unaffiliated common stock including Securities Exchange Commission registered investment companies, such as closed-end mutual funds and unit investments trusts. The modification also includes public stock warrants, while nonpublic stock warrants would be classified as derivative instruments. The modifications did not have a material effect on the Company’s financial statements.

In November 2018, the NAIC adopted modifications to the liquidity risk disclosure requirements of SSAP No. 51R, Life Contracts, No. 52, Deposit-Type Contracts, and No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, effective December 31, 2019. The modifications require the Company to provide additional liquidity risk information such as current surrender charges, amount of account value, cash value and reserves breakouts by withdrawal characteristics for certain general and separate account products and groups of products. Additionally, a reconciliation of amounts of total reserves disclosed to the applicable annual statement exhibits, and the corresponding financial statement line items is required. The modifications did not have a material effect on the Company’s financial statements.

In April 2019, the NAIC adopted modifications to SSAP Nos. 26R, Bonds, 43R, Loan-Backed and Structured Securities, and 86, Derivatives, reclassifying structured notes as specifically defined that expose the investor to the risk of principal loss as derivative instruments, effective December 31, 2019. These types of structured notes where there is an embedded derivative wrapped by a bond include underlying risks that are not linked to the issuer’s credit. Structured notes are currently reported as long-term bonds valued at amortized cost; while as derivative instruments, structured notes would be carried at fair value. The adoption of these modifications did not have a material impact on the Company’s financial statements.

b.	Future adoption of new accounting standards

In June 2016, the NAIC adopted modifications to SSAP No. 51R, Life Contracts, to incorporate references to the Valuation Manual and to facilitate the implementation of principles-based reserving (PBR), which were effective on January 1, 2017. The adoption of PBR only applies to new life insurance policies issued after January 1, 2017, however the Company plans to adopt these revisions to SSAP No. 51R using the 3-year phased in approach by no later than January 1, 2020. The Company currently uses formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under PBR, the Company will be required to hold the higher of (a) the reserve using prescribed factors and (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. At the time of adoption, the modifications are not expected to have a material effect on the Company’s total life reserves and surplus in the financial statements.

In November 2018, the NAIC issued SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees, to provide special accounting guidance for limited derivatives hedging variable annuity guarantee benefits that are subject to fluctuations from interest rates, effective January 1, 2020 with early adoption permitted as of January 1, 2019. This modification applies to variable annuity contracts and other contracts involving certain guaranteed benefits that are valued under principles-based reserving. This modification permits an insurer to use macro-hedging by designating as the host contract, an entire book of business or subsection consisting of interest sensitive variable annuity guarantee benefits, in a fair value hedge. The Company is required to record at fair value the interest rate sensitive variable annuity guarantee (that is, the hedged item) and the related derivative hedging instrument. Changes in the fair value

17

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

of the derivatives attributable to the hedged item are recorded in realized gains and losses to offset the changes in the fair value of the hedged item. The excess or deficiency of the change in fair value of the derivative compared to the change in the fair value of the hedged item should be recorded as an admitted deferred asset or deferred liability, and amortized through realized capital gains and losses over the remaining term of the interest rate sensitive variable annuity, not to exceed 10 years. The Company is also required to record a special surplus allocation of an amount equal to the deferred asset and deferred liability from unassigned surplus. Changes in the fair value of the derivative that is not attributable to the hedge risk should be recorded in unrealized gains and losses. The Company will be required to disclose information about the derivative and related hedged items. The Company is currently evaluating this guidance, but it’s not expected to have a material impact on its financial statements.

In August 2019, the NAIC adopted modifications to SSAP No. 51R, Life Contracts, to incorporate references to the Valuation Manual and to facilitate the implementation of principles-based reserving (PBR). The adoption, effective January 1, 2020, only applies to certain annuity products and includes inforce policies issued after 1980. The Company currently uses formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under PBR, the aggregate reserve for contracts falling within the scope of these requirements shall equal the stochastic reserve plus the additional standard projection amount less the projected IMR included in the starting assets. These requirements constitute the Commissioners Annuity Reserve Valuation Method (CARVM) for all contracts encompassed by the scope. At the time of adoption, the modifications are not expected to have a material effect on the Company’s total annuity reserves and surplus in the financial statements.

18

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2019
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$4	$4	$-	$4	$-
All other governments	1	1	-	1	-
States, territories and possessions	29	32	-	32	-
Political subdivisions	18	20	-	20	-
Special revenue	115	130	-	130	-
Industrial and miscellaneous	3,439	3,708	-	1,783	1,925
Parent, subsidiaries and affiliates	204	209	-	7	202
Preferred stocks	7	9	-	-	9
Common stocks - subsidiaries and affiliates	18	18	18	-	-
Common stocks - unaffiliated	4	4	-	-	4
Mortgage loans - commercial	831	867	-	-	867
Mortgage loans - residential	102	100	-	-	100
Derivatives:
Interest rate swaps	466	466	-	466	-
Options	31	31	-	31	-
Currency swaps	36	36	-	36	-
Cash, cash equivalents and short-term investments	463	463	54	409	-
Separate account assets	1,810	1,810	1,810	-	-
Financial liabilities:
Individual annuity contracts	2,991	3,641	-	-	3,641
Supplementary contracts	81	82	-	-	82
Derivatives:
Interest rate swaps	561	561	-	561	-
Options	8	8	-	8	-
Currency swaps	4	4	-	4	-
Forward contracts	4	4	-	4	-
Financial futures	16	16	16	-	-

Common stock – subsidiary and affiliates does not include MML Bay State, which has a statutory carry value of $293 million.

19

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2018
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$274	$275	$-	$275	$-
All other governments	1	1	-	1	-
States, territories and possessions	29	31	-	31	-
Political subdivisions	18	19	-	19	-
Special revenue	118	128	-	128	-
Industrial and miscellaneous	3,382	3,400	-	1,628	1,772
Parent, subsidiaries and affiliates	246	251	-	25	226
Preferred stocks	26	25	17	-	8
Common stocks - subsidiaries and affiliates	11	11	11	-	-
Common stocks - unaffiliated	3	3	-	-	3
Mortgage loans - commercial	812	829	-	-	829
Mortgage loans - residential	109	103	-	-	103
Derivatives:
Interest rate swaps	250	250	-	250	-
Options	14	14	-	14	-
Currency swaps	35	35	-	35	-
Forward contracts	4	4	-	4	-
Financial futures	31	31	-	31	-
Cash, cash equivalents and short-term investments	391	391	12	379	-
Separate account assets	1,597	1,597	1,597	-	-
Financial liabilities:
Repurchase agreements	233	233	-	233	-
Individual annuity contracts	2,995	3,313	-	-	3,313
Supplementary contracts	90	91	-	-	91
Derivatives:
Interest rate swaps	375	375	-	375	-
Currency swaps	8	8	-	8	-
Forward contracts	1	1	-	1	-

Common stock – subsidiary and affiliates does not include MML Bay State, which has a statutory carry value of $310 million.

20

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

21

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2019
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Industrial and miscellaneous	$-	$4	$9	$13
Common stocks - subsidiaries and affiliates	18	-	-	18
Common stocks - unaffiliated	-	-	4	4
Derivatives:
Interest rate swaps	-	466	-	466
Options	-	31	-	31
Currency swaps	-	36	-	36
Separate account assets	1,810	-	-	1,810
Total financial assets carried at fair value	$1,828	$537	$13	$2,378

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$561	$-	$561
Options	-	8	-	8
Currency swaps	-	4	-	4
Forward contracts	-	4	-	4
Financial futures	16	-	-	16
Total financial liabilities carried at fair value	$16	$577	$-	$593

22

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2018
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds:
Special revenue	$-	$1	$-	$1
Industrial and miscellaneous	-	-	4	4
Parent, subsidiaries and affiliates	-	2	6	8
Common stocks - subsidiaries and affiliates	11	-	-	11
Common stocks - unaffiliated	-	-	2	2
Derivatives:
Interest rate swaps	-	250	-	250
Options	-	14	-	14
Currency swaps	-	35	-	35
Forward contracts	-	4	-	4
Financial futures	-	31	-	31
Separate account assets	1,597	-	-	1,597
Total financial assets carried at fair value	$1,608	$337	$12	$1,957

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$375	$-	$375
Currency swaps	-	8	-	8
Forward contracts	-	1	-	1
Total financial liabilities carried at fair value	$-	$384	$-	$384

23

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

The following presents changes in the Company’s Level 3 assets carried at fair value:

		Gains	Losses
	Balance	(Losses)	(Gains)								Balance
	as of	in Net	in					Transfers			as of
	1/1/19	Income	Surplus	Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/19
	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$4	$-	$-	$-	$-	$-	$(1)	$-	$-	$6	$9
Parent, subsidiaries, and affiliates	6	-	-	-	-	-	-	-	-	(6)	-
Common stocks - subsidiaries
Common stocks - unaffiliated	2	1	2	-	-	-	(1)	-	-	-	4
Total financial assets	$12	$1	$2	$-	$-	$-	$(2)	$-	$-	$-	$13

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

24

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

		Gains	Losses
	Balance	(Losses)	(Gains)								Balance
	as of	in Net	in					Transfers			as of
	1/1/18	Income	Surplus	Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/18
	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$2	$-	$(1)	$-	$-	$-	$(1)	$-	$-	$4	$4
Parent, subsidiaries, and affiliates	7	-	(1)	-	-	-	-	-	-	-	6
Common stocks - subsidiaries
Common stocks - unaffiliated	3	1	-	-	1	-	(3)	-	-	-	2
Derivatives:
Total financial assets	$12	$1	$(2)	$-	$1	$-	$(4)	$-	$-	$4	$12

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis.

5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2019
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$4	$-	$-	$4
All other governments	1	-	-	1
States, territories and possessions	29	3	-	32
Political subdivisions	18	2	-	20
Special revenue	115	15	-	130
Industrial and miscellaneous	3,439	279	10	3,708
Parent, subsidiaries and affiliates	204	5	-	209
Total	$3,810	$304	$10	$4,104

The December 31, 2019 gross unrealized losses exclude $1 million of losses included in the carrying value. These losses include $1 million from NAIC Class 6 bonds and were primarily included in industrial and miscellaneous or parents, subsidiaries and affiliates.

25

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2018
		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(In Millions)

U.S. government and agencies	$274	$1	$-	$275
All other governments	1	-	-	1
States, territories and possessions	29	2	-	31
Political subdivisions	18	1	-	19
Special revenue	118	10	-	128
Industrial and miscellaneous	3,382	84	66	3,400
Parent, subsidiaries and affiliates	246	8	3	251
Total	$4,068	$106	$69	$4,105

The December 31, 2018 gross unrealized losses exclude $2 million of losses included in the carrying value of NAIC Class 6 bonds and RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous.

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2019		2018
NAIC	Equivalent Rating	Carrying	% of	Carrying	% of
Class	Agency Designation	Value	Total	Value	Total
		($ In Millions)

1	Aaa/Aa/A	$1,743	45%	$2,100	52%
2	Baa	1,528	40	1,522	37
3	Ba	309	8	123	3
4	B	59	2	124	3
5	Caa and lower	142	4	177	4
6	In or near default	29	1	22	1
	Total	$3,810	100%	$4,068	100%

26

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December, 31
	2019				2018
	RMBS		CMBS		RMBS		CMBS
NAIC	Carrying	% of	Carrying	% of	Carrying	% of	Carrying	% of
Class	Value	Total	Value	Total	Value	Total	Value	Total
	($ In Millions)

1	$29	100%	$104	93%	$36	100%	$98	98%
2	-	-	3	3	-	-	1	1
3	-	-	2	2	-	-	-	-
4	-	-	1	1	-	-	1	1
5	-	-	1	1	-	-	-	-
6	-	-	-	-	-	-	-	-
	$29	100%	$111	100%	$36	100%	$100	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2019 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying	Fair
	Value	Value
	(In Millions)

Due in one year or less	$106	$107
Due after one year through five years	908	937
Due after five years through ten years	802	856
Due after ten years	1,994	2,204
Total	$3,810	$4,104

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Proceeds from sales	$318	$332	$340
Gross realized capital gains from sales	7	8	7
Gross realized capital losses from sales	(5)	(6)	(11)

27

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2019
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)

U.S. government and agencies	$-	$-	-	$3	$-	1
States, territories and possessions	2	-	1	-	-	-
Special revenue	5	-	2	-	-	1
Industrial and miscellaneous	118	2	151	355	9	233
Total	$125	$2	154	$358	$9	235

The December 31, 2019 gross unrealized losses include $1 million of losses included in the carrying value of NAIC Class 6 bonds. These losses were primarily included in the industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2018
	Less Than 12 Months			12 Months or Longer
			Number			Number
	Fair	Unrealized	of	Fair	Unrealized	of
	Value	Losses	Issuers	Value	Losses	Issuers
	($ In Millions)

Industrial and miscellaneous	$1,279	$36	745	$474	$31	380
Parent, subsidiaries and affiliates	21	1	9	209	3	5
Total	$1,300	$37	754	$683	$34	385

The December 31, 2018 gross unrealized losses include $2 million of losses included in the carrying value of NAIC Class 6 bonds and RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2019 and 2018, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2019, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $319 million. Securities in an unrealized loss position for less than 12 months had a fair value of $64 million and unrealized losses of $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $255 million and unrealized losses of $4 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2018, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $439 million. Securities in an unrealized loss position for less than 12 months had a fair value of $359 million and unrealized losses of $7 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $80 million and unrealized losses of $3 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the

28

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

NAIC Designation 3 or below for the years ended December 31, 2019 or 2018, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $4 million as of December 31, 2019 and $3 million as of December 31, 2018.

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2019, RMBS had a total carrying value of $41 million and a fair value of $45 million, of which approximately 36%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $20 million and a fair value of $22 million. As of December 31, 2018, RMBS had a total carrying value of $49 million and a fair value of $53 million, of which approximately 36%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $25 million and a fair value of $28 million.

During the year ended December 31, 2019, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2019, total leveraged loans and leveraged loan CDOs had a carrying value of $768 million and a fair value of $774 million, of which approximately 76%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2018, total leveraged loans and leveraged loan CDOs had a carrying value of $736 million and a fair value of $733 million, of which approximately 76%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $111 million and fair value of $114 million as of December 31, 2019 and a carrying value of $100 million and fair value of $100 million as of December 31, 2018.

29

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2019	2018
	(In Millions)

Carrying value	$7	$26
Gross unrealized gains	2	1
Gross unrealized losses	-	(2)
Fair value	$9	$25

As of December 31, 2019, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $2 million in 2 issuers, $2 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2018, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $19 million in 24 issuers, $12 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2019 or 2018.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $7 million as of December 31, 2019 and 2018.

c.	Common stocks - subsidiary and affiliates

MML Bay State primarily provides variable life and bank-owned life insurance business. It declared and paid $30 million in dividends to the Company for the year ended December 31, 2019. The Company did not receive a dividend from MML Bay State in 2018 or 2017. A majority of MML Bay State’s shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $29 million of shareholder’s equity is available for distribution to the shareholder in 2020 without prior regulatory approval. The Company does not rely on dividends from its subsidiary to meet its operating cash flow requirements.

The Company did not hold any affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2019 or 2018.

Summarized below is certain statutory financial information for MML Bay State:

	As of and for Years Ended December 31,
	2019	2018	2017
	(In Millions)

Total revenue	$23	$24	$24
Net income	14	18	15
Assets	5,118	4,860	4,961
Liabilities	4,824	4,550	4,666
Equity	293	310	295

30

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2019	2018
	(In Millions)

Adjusted cost basis	$2	$2
Gross unrealized gains	2	1
Carrying value	$4	$3

As of December 31, 2019, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million from 4 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2018, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than 1 million from 6 issuers, less than $1 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2y. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2019 or 2018.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $3 million as of December 31, 2019 and $2 million as of December 31, 2018.

e.	Mortgage loans

Mortgage loans comprised commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans include seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2019 and December 31, 2018, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2019 or 2018.

31

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2019		2018
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(In Millions)
Commercial mortgage loans:
Primary lender	$831	$867	$807	$824
Mezzanine loans	-	-	5	5
Total commercial mortgage loans	831	867	812	829

Residential mortgage loans:
FHA insured and VA guaranteed	91	89	108	102
Other residential loans	11	11	1	1
Total residential mortgage loans	102	100	109	103
Total mortgage loans	$933	$967	$921	$932

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2019
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$407	$369	$43	$9	$3	$831
Total commercial mortgage loans	407	369	43	9	3	831
Residential mortgage loans:
FHA insured and VA guaranteed	91	-	-	-	-	91
Other residential loans	1	10	-	-	-	11
Total residential mortgage loans	92	10	-	-	-	102
Total mortgage loans	$499	$379	$43	$9	$3	$933

	December 31, 2018
					CCC and
	AAA/AA/A	BBB	BB	B	Lower	Total
	(In Millions)
Commercial mortgage loans:
Primary lender	$432	$330	$28	$14	$3	$807
Mezzanine loans	-	-	5	-	-	5
Total commercial mortgage loans	432	330	33	14	3	812
Residential mortgage loans:
FHA insured and VA guaranteed	108	-	-	-	-	108
Other residential loans	1	-	-	-	-	1
Total residential mortgage loans	109	-	-	-	-	109
Total mortgage loans	$541	$330	$33	$14	$3	$921

32

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2019 and 2018, the loan-to-value ratios of more than 99% of the Company’s commercial mortgage loans’ loan-to-value ratios are below 81%.

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 79.3% as of December 31, 2019 and 2018.

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2019
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)

California	$237	49%
New York	93	50%
Illinois	84	49%
Texas	58	56%
District of Columbia	54	51%
United Kingdom	60	51%
Washington	47	51%
All Other	198	54%
Total commercial mortgage loans	$831	51%

All other consists of 22 jurisdictions, with no individual exposure exceeding $19 million.

	December 31, 2018
		Average
	Carrying	Loan-to-Value
	Value	Ratio
	($ In Millions)

California	$228	50%
New York	91	50%
Illinois	80	46%
Texas	59	57%
District of Columbia	49	50%
United Kingdom	52	46%
Washington	47	48%
All other	206	53%
Total commercial mortgage loans	$812	50%

All other consists of 22 jurisdictions, with no individual exposure exceeding $21 million.

33

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on the Company's portfolio of mortgage loans were:

	December 31,
	2019		2018

	Low	High	Low	High

Commercial mortgage loans	3.3%	10.0%	3.1%	10.6%
Residential mortgage loans	3.3%	10.0%	3.0%	9.7%
Mezzanine mortgage loans	—%	—%	11.4%	12.0%

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2019		2018

	Low	High	Low	High

Commercial mortgage loans	3.7%	6.8%	4.0%	8.9%
Residential mortgage loans	5.9%	6.1%	3.7%	4.2%

As of December 31, 2019, the Company had no impaired mortgage loans with or without a valuation allowance, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction.

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2019 or 2018. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $831 million as of December 31, 2019 and $812 million as of December 31, 2018.

f.     Partnerships and limited liability companies

The carrying value of partnership and limited liability companies holdings by annual statement category were:

	December 31,
	2019	2018
	(In Millions)
Joint venture interests:
Real estate	$49	$54
Common stocks	81	88
Fixed maturities/preferred stock	5	4
Other	10	9
Surplus notes	15	12
LIHTCs	1	1
Total	$161	$168

The Company’s unexpired tax credits expire within a range of less than one year to 13 years.

The Company recorded tax credits on these investments of less than $1 million for 2019 and 2018. The minimum holding period required for the Company’s LIHTC investments extends from one year to 15 years.

34

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 1.5% for future benefits of two years to 1.8% for future benefits of ten or more years, and compares the result to its current carry value. The Tax Cuts and Jobs Act, enacted into law on December 22, 2017, reduced the statutory federal tax rate from 35% to 21%, effective January 1, 2018. Due to this law change, impairments of less than $1 million to LIHTC investments were recorded for the years ended December 31, 2019 and 2018.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2019 or 2018, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review for the years ended December 31, 2019 or 2018.

g.     Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments are created either to hedge and reduce the Company's credit exposure or to create an investment in a particular asset. The Company held synthetic investments with a notional amount of $60 million as of December 31, 2019 and $60 million as of December 31, 2018. These notional amounts included no replicated asset transaction values as of December 31, 2019 and 2018, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.

The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps and equity options, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for FIA and variable annuity guaranteed living benefits (VAGLB).

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the

35

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized, and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged to the counterparties was $124 million as of December 31, 2019 and $114 million as of December 31, 2018. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral was $3 million as of December 31, 2019 and $5 million as of December 31, 2018. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $9 million as of December 31, 2019 and $6 million as of December 31, 2018.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2019
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)

Interest rate swaps	$466	$6,105	$561	$5,903
Options	31	350	8	269
Currency swaps	36	397	4	123
Forward contracts	—	69	4	248
Financial futures	—	—	16	(450)
Total	$533	$6,921	$593	$6,093

36

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2018
	Assets		Liabilities
	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount
	(In Millions)

Interest rate swaps	$250	$6,600	$375	$5,176
Options	14	274	—	125
Currency swaps	35	338	8	130
Financial futures	31	450	—	—
Forward contracts	4	263	1	106
Total	$334	$7,925	$384	$5,537

The average fair value of outstanding derivative assets was $531 million for the year ended December 31, 2019 and $315 million for the year ended December 31, 2018. The average fair value of outstanding derivative liabilities was $554 million for the year ended December 31, 2019 and $420 million for the year ended December 31, 2018.

The company did not have notional due after one year through five years for the year ended December 31, 2019 and had $1 million of notional due after one year through five years for the years ended December 31, 2018.

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2019	2018
	(In Millions)

Open interest rate swaps in a fixed pay position	$5,565	$5,851
Open interest rate swaps in a fixed receive position	6,443	5,925
Total interest rate swaps	$12,008	$11,776

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended
	December 31, 2019
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$(2)	$30
Currency swaps	1	4
Options	1	8
Forward contracts	10	(7)
Financial futures	113	(47)
Total	$123	$(12)

37

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2018
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$(1)	$(42)
Currency swaps	3	30
Options	(3)	(6)
Forward contracts	9	6
Financial futures	(53)	32
Total	$(45)	$20

	Year Ended
	December 31, 2017
	Net Realized	Change In Net
	Gains (Losses)	Unrealized Gains
	on Closed	(Losses) on
	Contracts	Open Contracts
	(In Millions)

Interest rate swaps	$(1)	$(11)
Currency swaps	8	(56)
Options	(3)	(4)
Forward contracts	(8)	(2)
Financial futures	37	-
Total	$33	$(73)

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2019			December 31, 2018
	Derivative	Derivative		Derivative	Derivative
	Assets	Liabilities	Net	Assets	Liabilities	Net
	(In Millions)

Gross	$533	$593	$(60)	$334	$384	$(50)
Due and accrued	37	108	(71)	32	99	(67)
Gross amounts offset	(525)	(525)	—	(343)	(343)	—
Net asset	45	176	(131)	23	140	(117)
Collateral posted	(124)	(248)	124	(77)	(191)	114
Net	$(79)	$(72)	$(7)	$(54)	$(51)	$(3)

38

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.     Repurchase agreements

The Company had no repurchase agreements as of December 31, 2019 and $233 million as of December 31, 2018. The outstanding amounts were collateralized by cash and bonds with a carrying value of $236 million as of December 31, 2018.

i.     Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Bonds	$196	$196	$193
Preferred stocks	1	2	1
Common stocks - affiliates	30	—	1
Mortgage loans	40	41	42
Policy loans	7	7	7
Partnerships and limited liability companies	40	33	29
Derivatives	14	21	32
Cash, cash equivalents and short-term investments	7	4	3
Other	9	3	2
Subtotal investment income	344	307	310
Amortization of the IMR	1	7	11
Investment expenses	(18)	(18)	(14)
Net investment income	$327	$296	$307

39

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.     Net realized capital gains (losses)

Net realized capital gains (losses), which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Bonds	$(11)	$(4)	$(7)
Preferred stocks	1	—	—
Common stocks - subsidiaries and affiliates	(1)	—	—
Common stocks - unaffiliated	1	1	—
Mortgage loans	—	(1)	(2)
Partnerships and limited liability companies	(3)	(1)	(5)
Derivatives	123	(45)	33
Other	(2)	2	7
Net realized capital (losses) gains before federal and state taxes and deferral to the IMR	108	(48)	26
Net federal and state tax expense	(2)	(5)	(7)
Net realized capital gains (losses) before deferral to the IMR	106	(53)	19
Net after tax (gains) losses deferred to the IMR	(113)	54	(31)
Net realized capital gains (losses)	$(7)	$1	$(12)

IMR had a liability balance of $108 million as of December 31, 2019 and a nonadmitted asset balance of $4 million as of December 31, 2018. Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Bonds	$(12)	$(6)	$(4)
Partnerships and LLCs	(3)	(1)	(4)
Total OTTI	$(15)	$(7)	$(8)

The Company recognized OTTI of less than $1 million for the year ended December 31, 2019 and 2018, and $1 million for the year ended December 31, 2017, on structured and loan backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

The Company utilized internally-developed models to determine less than 1% of the $12 million of bond OTTI for the year ended December 31, 2019, less than 1% of the $6 million of bond OTTI for the year ended December 31, 2018, and less than 1% of the $4 million of bond OTTI for the year ended December 31, 2017. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2y. "Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)" for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 17. "Impairment listing for loan-backed and structured securities" for a CUSIP level list of impaired

40

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

6.     Federal income taxes

On December 22, 2017, the president signed into law H.R. 1/Public Law 115-97, commonly known as the Act. The Act contains several key provisions that have significant financial statement effects in both the current and prior reporting periods. Effective January 1, 2018, the Act reduced the corporate tax rate to 21 percent, eliminated the corporate alternative minimum tax, increased the capitalization rates for determining deferred acquisitions costs and extended the amortization period, modified the life company proration rules, reduced the dividends received deduction applicable to corporate shareholders, and modified the net operating loss deduction applicable to corporate taxpayers.

The Act revised the computation of life insurance tax reserves to be the greater of the net surrender value of a contract and 92.81 percent of statutory reserves, effective for taxable years beginning after December 31, 2017. A transition rule requires life insurers to evenly spread the difference between the prior year reserves computed on the old basis and those computed on the new basis over eight years as either income or a deduction. The transition amount, as adjusted, was a net increase to the deferred tax asset of $5 million, offset by a corresponding increase in its deferred tax liability.

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to use the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2019
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$88	$30	$118
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	88	30	118
DTAs nonadmitted	(24)	(19)	(43)
Subtotal net admitted DTA	64	11	75
Total gross DTLs	(37)	(8)	(45)
Net admitted DTA(L)	$27	$3	$30

	December 31, 2018
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$96	$31	$127
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	96	31	127
DTAs nonadmitted	(60)	(11)	(71)
Subtotal net admitted DTA	36	20	56
Total gross DTLs	(16)	(16)	(32)
Net admitted DTA(L)	$20	$4	$24

41

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$(8)	$(1)	$(9)
Statutory valuation allowance adjustment	-	-	-
Adjusted gross DTAs	(8)	(1)	(9)
DTAs nonadmitted	36	(8)	28
Subtotal net admitted DTA	28	(9)	19
Total gross DTLs	(21)	8	(13)
Net admitted DTA(L)	$7	$(1)	$6

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2019
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$3	$3
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	27	-	27
2. Adjusted gross DTA allowed per limitation threshold	254	-	254
Lesser of lines 1 or 2	27	-	27
Adjusted gross DTAs offset by existing DTLs	37	8	45
Total admitted DTA realized within 3 years	$64	$11	$75

	December 31, 2018
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$4	$4
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	20	-	20
2. Adjusted gross DTA allowed per limitation threshold	228	-	228
Lesser of lines 1 or 2	20	-	20
Adjusted gross DTAs offset by existing DTLs	16	16	32
Total admitted DTA realized within 3 years	$36	$20	$56

42

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$(1)	$(1)
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	7	-	7
2. Adjusted gross DTA allowed per limitation threshold	26	-	26
Lesser of lines 1 or 2	7	-	7
Adjusted gross DTAs offset by existing DTLs	21	(8)	13
Total admitted DTA realized within 3 years	$28	$(9)	$19

The Company’s total realization threshold limitations are as follows:

	December 31,
	2019	2018
	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	1,415%	1,636%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$1,691	$1,520

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2019
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	-%	100%	11%

43

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2018
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	-%	100%	15%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	-%	-%	(4)

There are no reinsurance strategies included in the Company’s tax-planning strategies.

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Federal income tax expense on operating earnings	$20	$7	$32
Total federal and foreign income tax expense on operating earnings	20	7	32
Federal income tax expense on net realized capital gains (losses)	2	5	7
Total federal and foreign income tax expense	$22	$12	$39

44

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2019	2018	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$23	$26	$(3)
Policy acquisition costs	27	25	2
Investment items	12	13	(1)
Unrealized investment losses	20	26	(6)
Nonadmitted assets	1	1	-
Other	5	5	-
Total ordinary DTAs	88	96	(8)
Nonadmitted DTAs	(24)	(60)	36
Admitted ordinary DTAs	64	36	28

Capital
Investment items	24	22	2
Unrealized investment losses	6	9	(3)
Total capital DTAs	30	31	(1)
Nonadmitted DTAs	(19)	(11)	(8)
Admitted capital DTAs	11	20	(9)

Admitted DTAs	75	56	19

DTLs:
Ordinary
Investment Items	26	3	23
Deferred and uncollected premium	1	2	(1)
Reserve Items	4	5	(1)
Other	6	6	-
Total ordinary DTLs	37	16	21

Capital
Unrealized investment gains	8	16	(8)
Investment items	-	-	-
Total capital DTLs	8	16	(8)

Total DTLs	45	32	13

Net admitted DTA	$30	$24	$6

45

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Net DTA(L)	$(22)	$(2)	$(63)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	-	-	11
Change in net deferred income taxes	$(22)	$(2)	$(52)

As of December 31, 2019, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Shareholder’s Equity and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
	21%	21%	35%
Provision computed at statutory rate	$52	$9	$48
Investment items	(9)	(9)	(8)
Corporate rate reduction	-	-	52
Tax credits	-	-	(1)
Change in reserve valuation basis	-	(2)	-
Nonadmitted assets	-	-	(1)
Change in tax treatment of a prior year reinsurance transaction	-	16	-
Other	-	-	1
Total statutory income tax expense	$43	$14	$91

Federal and foreign income tax expense	$21	$12	$39
Change in net deferred income taxes	22	2	52
Total statutory income tax expense	$43	$14	$91

The Company paid federal income taxes of $12 million in 2019, $31 million in 2018 and $27 million in 2017.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $3 million related to 2019, $3 million related to 2018, and $11 million related to 2017.

46

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2019	$6
Gross change related to positions taken in prior years	-
Gross change related to positions taken in current year	-
Gross change related to settlements	-
Gross change related to lapse of statutes of limitations	-
Balance, December 31, 2019	$6

Included in the liability for unrecognized tax benefits as of December 31, 2019 are $6 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2019 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognize accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized was $1 million as of December 31, 2019 and 2018. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of the tax returns filed for the years 2013 and prior. The IRS commenced its exam of years 2014-2016 in September 2017. The adjustments resulting from these examinations are not expected to materially affect the financial position or liquidity of the Company.

As of December 31, 2019 and 2018, the Company did not recognize any protective deposits as admitted assets.

47

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

7.   Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as net of loading and reinsurance:

	December 31,
	2019		2018
	Gross	Net	Gross	Net
	(In Millions)

Ordinary renewal	$(13)	$(16)	$(14)	$(18)
Total	$(13)	$(16)	$(14)	$(18)

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2p. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $380 million as of December 31, 2019 and $525 million as of December 31, 2018 for which gross premium was less than net premium.

48

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.   Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $18,940 million as of December 31, 2019 and $22,641 million as of December 31, 2018.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2019				2018
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Individual annuities	$2,999	3.5%	-	9.0%	$3,013	3.5%	-	9.0%
Individual universal and variable life	848	4.0%	-	4.5%	872	4.0%	-	4.5%
Individual life	92	3.5%	-	4.5%	24	3.5%	-	4.5%
Group life	-				68	4.0%	-	4.0%
Total	$3,939				$3,977

Individual life includes whole life and term insurance.

b.     Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $86 million as of December 31, 2019 and $90 million as of December 31, 2018 were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 0.3% - 4.0% as of December 31, 2019 and December 31, 2018.

c.     Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits is generally only available at contract issue.

The following shows the liabilities for GMDBs (in millions):

Liability as of January 1, 2018	$2
Incurred guarantee benefits	2
Paid guarantee benefits	(1)
Liability as of December 31, 2018	3
Incurred guarantee benefits	1
Paid guarantee benefits	(1)
Liability as of December 31, 2019	$3

The Company held deterministic reserves as of December 31, 2019 and reserves in accordance with the stochastic scenarios as of December 31, 2018.

49

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2019			2018
		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age
	($ In Millions)
GMDB	$1,596	$19	66	$1,492	$37	66

Account values of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2019	2018
	(In Millions)

Separate account	$1,237	$1,122
General account	359	370
Total	$1,596	$1,492

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2019	2018
	(In Millions)

Beginning balance	$160	$168
Net liability (decrease) increase	(282)	(8)
Ending balance	$(122)	$160

50

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.   Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The amounts reinsured are on a yearly renewable term or coinsurance basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $25 million.

Refer to Note 14.  “Related party transactions” for information about the Company’s affiliated ceded reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2019, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $524 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Direct premium	$1,576	$1,589	$715
Premium ceded	(1,261)	(1,257)	(430)
Total net premium	$315	$332	$285

Ceded reinsurance recoveries	$248	$265	$277

51

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2019	2018
	(In Millions)

Reinsurance reserves ceded	$(4,089)	$(2,999)

Ceded amounts recoverable	58	60

Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2019 include $1,649 million associated with life insurance policies and $2,440 million for annuity.  Reinsurance reserves ceded to affiliated and unaffiliated reinsurers as of December 31, 2018 include $1,700 million associated with life insurance policies and $1,299 million for annuity.

In 2018, a $14 million net loss was recorded for the recapture of certain yearly renewable term life insurance treaties, with $6 million recorded in premium income and $20 million recorded in change in policyholder reserves.

As of December 31, 2019, one reinsurer accounted for 28% of the outstanding balance of the unaffiliated reinsurance recoverables and the next largest reinsurer had 25%. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

52

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.       Withdrawal characteristics

a.        Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2019 are illustrated below:

Individual annuities	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$14	$-	$-	$14	-%
At book value less current surrender
charge of 5% or more	2,713	-	-	2,713	41
At fair value	-	-	1,238	1,238	19
Total with market value adjustment or
at fair value	2,727	-	1,238	3,965	60
At book value without adjustment
(minimal or no charge or adjustment)	2,691	-	-	2,691	40
Not subject to discretionary withdrawal	21	-	-	21	-
Total	$5,439	$-	$1,238	$6,677	100%
Reinsurance ceded	2,440	-	-	2,440
Total, net of reinsurance	$2,999	$-	$1,238	$4,237
Amount included in book value
without adjustment after statement date	1	-	-	1

Deposit-type contracts	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	% of Total
	(In Millions)
At book value without adjustment
(minimal or no charge or adjustment)	$72	$-	$-	$72	84
Not subject to discretionary withdrawal	14	-	-	14	16
Total	$86	$-	$-	$86	100%
Total, net of reinsurance	$86	$-	$-	$86

53

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2019 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3,000
Liabilities for deposit-type contracts	86
Subtotal	3,086
Separate Account Annual Statement:
Annuities	1,238
Total	$4,324

b.	Analysis of Life Actuarial Reserves by Withdrawal Characteristics

The withdrawal characteristics of the Company's life actuarial reserves as of December 31, 2019 are illustrated below:

					Separate Account
	General Account				- Nonguaranteed
	Account	Cash			Account	Cash
	Value	Value	Reserve		Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans
Term Policies with Cash Value	-	-	-		-	-	-
Universal Life	241	241	244		-	-	-
Universal Life with Secondary Guarantees	943	903	1,879		-	-	-
Indexed Universal Life	-	-	-		-	-	-
Indexed Universal Life with Secondary Guarantees	-	-	-		-	-	-
Indexed Life	-	-	-		-	-	-
Other Permanent Cash Value Life Insurance	66	66	89		-	-	-
Variable Life	-	-	-	-	-	-	-
Variable Universal Life	71	70	82		567	567	567
Miscellaneous Reserves	-	-	-		-	-	-
Not subject to discretionary withdrawal or no cash values
Term Policies without Cash Value	-	-	2		-	-	-
Accidental Death Benefits	-	-	-		-	-	-
Disability - Active Lives	-	-	1		-	-	-
Disability - Disabled Lives	-	-	19		-	-	-
Miscellaneous Reserves	-	-	272		-	-	-
Total (gross: direct + assumed)	1,321	1,280	2,588		567	567	567
Reinsurance Ceded	713	686	1,649		-	-	-
Total (net)	608	594	939		567	567	567

54

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Separate accounts

The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2019 is as follows:

Non
Guaranteed
(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2019	$44

Reserves at December 31, 2019:
For accounts with assets at:
Fair value	$1,806
Nonpolicy liabilities	4
Total	$1,810

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,806
Nonpolicy liabilities	4
Total	$1,810

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$44	$53	$57
Transfers from separate accounts	(197)	(187)	(176)
Net transfers from separate accounts	$(153)	$(134)	$(119)

11.	Shareholder's equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $174 million of shareholder’s equity is available for distribution to the shareholder in 2020 without prior regulatory approval. The Company did not pay a dividend to MassMutual in 2019, 2018 or 2017.

55

C.M. LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company's recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2019, 2018 and 2017. Accordingly, the Company has excluded these non-cash activities below from the Statutory Statement of Cash Flows for the years ended December 31, 2019, 2018 and 2017.

	Years Ended December 31,
	2019	2018	2017
	(In Millions)

Bond conversions and refinancing	$57	$35	$37
Net investment income payment in-kind bonds	1	-	-
Other	1	2	5

13.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

56

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDO. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDO and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDO may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company's investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

57

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss and any related insurance recoveries, if any. An accrual is subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

d.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2019, the Company had the following outstanding commitments:

	2020	2021	2022	2023	2024	Thereafter	Total
	(In Millions)
Private placements	$121	$-	$-	$1	$-	$4	$126
Mortgage loans	6	14	4	1	3	5	33
Partnerships and LLCs	32	4	17	2	5	13	73
Total	$159	$18	$21	$4	$8	$22	$232

58

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

14.	Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Fee income:
Recordkeeping and other services	$1	$2	$2
Fee expense:
Management and service contracts and cost-sharing arrangements	134	136	77

The Company reported less than $1 million as amounts due from affiliates as of December 31, 2019 and 2018. The Company reported $33 million as amounts due to subsidiaries and affiliates as of December 31, 2019 and $53 million as of December 31, 2018. Terms generally require settlement of these amounts within 30 to 90 days.

MassMutual and C.M. Life together, approved financing for MassMutual Asset Finance, LLC (MMAF) of $4,475 million for 2019 and 2018, which can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. As of December 31, 2019 and 2018, the Company approved financing of $246 million. During 2019, MMAF borrowed $114 million and repaid $120 million under the MMAF credit facility. During 2018, MMAF borrowed $70 million and repaid $52 million under the MMAF credit facility. Outstanding borrowings under the facility with the Company were $196 million as of December 31, 2019 and $202 million as of December 31, 2018. Interest for these borrowings was $5 million for the year ended December 31, 2019 and $5 million for the year ended December 31, 2018. The interest rate of this facility adjusts monthly based on 30-day LIBOR.

MassMutual and C.M. Life, provide a credit facility to Jefferies Finance, LLC whereby Jefferies Finance, LLC (Jefferies) borrows cash through short-term approved financings to fund the purchase of loans for securitization. During 2019, Jefferies borrowed $45 million and repaid $40 million under the credit facility. During 2018, Jefferies borrowed $40 million and repaid $65 million under the credit facility. The outstanding borrowings under the facility as of December 31, 2019 were $5 million. All outstanding interest due under the facility, as of December 31, 2019 had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

The Company has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 1.5% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $66 million in 2019, $86 million in 2018 and $84 million in 2017 and it was not exceeded in any of the years.

The Company has coinsurance agreements with MassMutual where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

As of December 31, 2019, the net amounts due from MassMutual for the various reinsurance agreements were $19 million and as of December 31, 2018, the net amounts due from MassMutual were $24 million. These outstanding balances are due and payable with terms ranging from quarterly to annually, depending on the agreement in effect.

59

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2019	2018	2017
	(In Millions)
Premium ceded, related to:
Stop-loss agreements	$-	$-	$(1)
Coinsurance agreements	(39)	(43)	(45)

Expense allowances on reinsurance ceded, included in fees and other income, related to:
Coinsurance agreements	8	14	14

Policyholder benefits ceded, related to:
Coinsurance agreements	91	128	117

15.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2019 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MMAF Equipment Finance LLC

Berkshire Way LLC

MML Special Situations Investor LLC

Timberland Forest Holding LLC – 37% (remaining 63% owned by MassMutual Trad Private Equity LLC)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MSP – SC, LLC

Insurance Road LLC

MM Copper Hill Road LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MassMutual Retirement Services, LLC

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Asset Finance LLC

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

MassMutual Holding LLC

MassMutual International, LLC

MML Management Corporation

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

EM Opportunities LLC

MassMutual MCAM Insurance Company, Inc.

MassMutual Global Business Services India LLP

60

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CML Global Capabilities

MM Global Capabilities I LLC

MM Global Capabilities II LLC

MM Global Capabilities III LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of MassMutual Asset Finance LLC (a subsidiary of MMC Equipment Finance LLC)

MMAF Equipment Finance LLC 2013-A

MMAF Equipment Finance LLC 2014-A

MMAF Equipment Finance LLC 2015-A

MMAF Equipment Finance LLC 2016-A

MMAF Equipment Finance LLC 2017-A

MMAF Equipment Finance LLC 2017-B

MMAF Equipment Finance LLC 2018-A

MMAF Equipment Finance LLC 2019-A

MMAF Equipment Finance LLC 2019-B

Rozier LLC

Jefferies Finance LLC – 50% (remaining 50% owned by Jefferies Group, Inc.)

(No subsidiaries)

16.	Subsequent events

Management of the Company has evaluated subsequent events through February 24, 2020, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the Statements of Financial Position.

61

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17. Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2019	$395,604	$-	$395,603	$374,233	$(21,371)	$374,233	$323,929
September 30, 2019	2,403,817	-	2,403,817	2,163,454	(240,363)	2,163,454	1,796,355
June 30, 2019	1,138,783	-	1,138,783	965,642	(173,141)	965,642	1,187,758
March 31, 2019	1,165,908	-	1,165,908	1,155,765	(10,143)	1,155,765	1,186,451
December 31, 2018	904,746	-	904,746	770,347	(134,399)	770,347	817,965
September 30, 2018	496,473	-	496,473	447,735	(48,737)	447,735	449,782
June 30, 2018	39,548	-	39,548	1,365	(38,183)	1,365	4,435
March 31, 2018	84,116	-	84,116	56,604	(27,511)	56,604	56,886
December 31, 2017	21,358	-	21,358	17,379	(3,979)	17,379	25,404
September 30, 2017	31,370	-	31,370	30,181	(1,188)	30,181	97,082
June 30, 2017	4,452,491	-	4,452,491	4,378,331	(74,160)	4,378,331	6,609,233
March 31, 2017	4,815,924	-	4,815,924	4,784,422	(31,502)	4,784,422	6,463,013
December 31, 2016	4,846,676	-	4,846,676	4,829,684	(16,992)	4,829,684	6,221,820
September 30, 2016	4,994,934	-	4,994,934	4,730,196	(264,738)	4,730,196	6,883,514
June 30, 2016	5,054,395	-	5,054,395	4,955,880	(98,515)	4,955,880	6,764,218
March 31, 2016	6,298,495	-	6,298,495	6,092,642	(205,853)	6,092,642	7,817,461
December 31, 2015	474,546	-	474,546	468,066	(6,480)	468,066	467,904
September 30, 2015	5,603,766	-	5,603,766	5,064,430	(539,336)	5,064,430	6,491,786
June 30, 2015	8,300,146	-	8,300,146	8,096,024	(204,122)	8,096,024	8,991,309
March 31, 2015	4,134,216	-	4,134,216	4,097,041	(37,175)	4,097,041	4,062,060
December 31, 2014	9,225,670	-	9,225,670	9,099,603	(126,067)	9,099,603	10,324,197
September 30, 2014	-	-	-	-	-	-	-
June 30, 2014	6,799,823	-	6,799,823	6,410,214	(389,609)	6,410,214	8,821,203
March 31, 2014	10,842,786	-	10,842,786	9,332,953	(1,509,833)	9,332,953	11,545,156
December 31, 2013	13,068,728	-	13,068,728	12,446,803	(621,925)	12,446,803	13,075,122
September 30, 2013	8,777,769	-	8,777,769	8,640,444	(137,325)	8,640,444	8,226,635
June 30, 2013	11,479,347	-	11,479,347	11,079,158	(400,190)	11,079,158	10,139,599
March 31, 2013	15,334,535	-	15,334,535	14,970,376	(364,159)	14,970,376	14,135,122
December 31, 2012	31,785,329	-	31,785,329	30,443,342	(1,341,987)	30,443,342	27,669,977
September 30, 2012	67,270,430	-	67,270,430	65,265,347	(2,005,083)	65,265,347	57,019,262
June 30, 2012	70,455,900	-	70,455,900	69,041,733	(1,414,167)	69,041,733	55,143,333
March 31, 2012	87,853,178	-	87,853,178	85,053,001	(2,800,177)	85,053,001	67,243,938
December 31, 2011	90,342,742	-	90,342,742	87,759,853	(2,582,889)	87,759,853	61,663,659
September 30, 2011	62,166,554	-	62,166,554	60,544,909	(1,621,646)	60,544,909	45,284,654
June 30, 2011	80,582,827	-	80,582,827	76,857,393	(3,725,434)	76,857,393	60,286,999
March 31, 2011	87,925,923	-	87,925,923	85,768,903	(2,157,020)	85,768,903	65,285,429
December 31, 2010	78,922,237	-	78,922,237	77,329,041	(1,593,196)	77,329,041	57,284,607
September 30, 2010	75,579,158	-	75,579,158	73,844,794	(1,734,364)	73,844,794	53,531,682
June 30, 2010	106,701,990	-	106,701,990	104,920,573	(1,781,417)	104,920,573	77,297,241
March 31, 2010	117,247,145	-	117,247,145	110,848,178	(6,398,967)	110,848,178	81,512,593
December 31, 2009	94,759,892	-	94,759,892	91,319,793	(3,440,099)	91,319,793	61,154,482
September 30, 2009	203,672,078	(2,299,537)	201,372,541	193,090,828	(8,281,714)	193,090,828	124,234,344
Totals		$(2,299,537)			$(46,605,156)

62

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2019.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DAN4	$307,738	$-	$307,738	$295,672	$(12,066)	$295,672	$254,718
65535VRK6	48,442	-	48,442	41,689	(6,753)	41,689	45,360
79548KXQ6	32,160	-	32,160	29,837	(2,323)	29,837	17,626
12669FXR9	7,263	-	7,263	7,035	(228)	7,035	6,226
Totals	$395,603	$-	$395,603	$374,233	$(21,370)	$374,233	$323,929

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2019.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
761118FM5	$340,329	$-	$340,329	$333,834	$(6,494)	$333,834	$12,112
79548KXQ6	44,492	-	44,492	43,020	(1,472)	43,020	9,462
12669GWN7	257,591	-	257,591	237,604	(19,987)	237,604	232,552
36298XAA0	1,757,853	-	1,757,853	1,547,103	(210,750)	1,547,103	1,539,100
US74951PBV94	3,553	-	3,553	1,893	(1,660)	1,893	3,130
Totals	$2,403,817	$-	$2,403,817	$2,163,454	$(240,364)	$2,163,454	$1,796,355

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2019.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$549	$-	$549	$544	$(5)	$544	$483
761118FM5	399,645	-	399,645	392,163	(7,482)	392,163	415,195
57643QAE5	738,589	-	738,589	572,935	(165,654)	572,935	772,080
Totals	$1,138,783	$-	$1,138,783	$965,642	$(173,141)	$965,642	$1,187,758

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2019.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
61750MAB1	$586	$-	$586	$548	$(38)	$548	$554
65106FAG7	12,643	-	12,643	11,714	(929)	11,714	343
22541QQR6	312	-	312	-	(312)	-	-
761118FM5	390,110	-	390,110	385,210	(4,900)	385,210	388,296
57643QAE5	755,970	-	755,970	754,768	(1,202)	754,768	790,386
US74951PBV94	6,287	-	6,287	3,525	(2,763)	3,525	6,872
Totals	$1,165,908	$-	$1,165,908	$1,155,765	$(10,144)	$1,155,765	$1,186,451

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2018.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65106FAG7	$11,179	$-	$11,179	$959	$(10,220)	$959	$1,142
22541QQR6	5,700	-	5,700	(1,944)	(7,644)	(1,944)	-
57643QAE5	887,867	-	887,867	771,332	(116,535)	771,332	816,823
Totals	$904,746	$-	$904,746	$770,347	$(134,399)	$770,347	$817,965

63

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2018.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05535DCF9	$495,404	$-	$495,404	$450,462	$(44,942)	$450,462	$449,510
07386HCP4	564	-	564	(1,633)	(2,197)	(1,633)	83
76110H4M8	504	-	504	(1,094)	(1,598)	(1,094)	189
Totals	$496,473	$-	$496,473	$447,735	$(48,737)	$447,735	$449,782

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2018.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$2,014	$-	$2,014	$579	$(1,435)	$579	$504
863579DV7	37,534	-	37,534	786	(36,748)	786	3,932
Totals	$39,548	$-	$39,548	$1,365	$(38,183)	$1,365	$4,435

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2018.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HEN7	$2,548	$-	$2,548	$136	$(2,412)	$136	$94
79548KXQ6	81,567	-	81,567	56,468	(25,099)	56,468	56,792
Totals	$84,116	$-	$84,116	$56,604	$(27,511)	$56,604	$56,886

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HCP4	$2,087	$-	$2,087	$362	$(1,726)	$362	$697
22541QQR6	4,224	-	4,224	2,480	(1,744)	2,480	3,194
2254W0NK7	15,047	-	15,047	14,538	(509)	14,538	21,513
Totals	$21,358	$-	$21,358	$17,379	$(3,979)	$17,379	$25,404

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
88157QAL2	$31,370	$-	$31,370	$30,181	$(1,188)	$30,181	$97,082

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	$1,298	$-	$1,298	$684	$(614)	$684	$1,198
86358RLG0	245	-	245	191	(54)	191	2,120
88157QAL2	37,298	-	37,298	30,852	(6,447)	30,852	88,942
77277LAF4	2,501,621	-	2,501,621	2,463,055	(38,566)	2,463,055	3,813,186
77277LAH0	126,121	-	126,121	124,240	(1,881)	124,240	304,271
77277LAJ6	1,785,908	-	1,785,908	1,759,310	(26,599)	1,759,310	2,399,517
Totals	$4,452,491	$-	$4,452,491	$4,378,331	$(74,160)	$4,378,331	$6,609,233

64

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017.

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541QJR4	$3,126	$-	$3,126	$15	$(3,111)	$15	$1,926
45660LYW3	130,210	-	130,210	121,920	(8,290)	121,920	118,232
86358RA23	224,856	-	224,856	212,421	(12,435)	212,421	218,430
88157QAL2	39,747	-	39,747	36,416	(3,331)	36,416	89,960
77277LAF4	2,504,113	-	2,504,113	2,501,621	(2,492)	2,501,621	3,522,212
77277LAH0	126,242	-	126,242	126,121	(122)	126,121	295,836
77277LAJ6	1,787,629	-	1,787,629	1,785,908	(1,721)	1,785,908	2,216,416
Totals	$4,815,924	$-	$4,815,924	$4,784,422	$(31,502)	$4,784,422	$6,463,013

65

PART C

OTHER INFORMATION

Item 24.         Financial Statements and Exhibits

(a)	Financial Statements

Financial Statements included in Part A:

Condensed Financial Information

Financial Statements included in Part B:

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2019 Statements of Operations and Changes in Net Assets for the years ended December 31, 2019 and 2018

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2019 and 2018

Statutory Statements of Operations for the years ended 2019, 2018 and 2017

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2019, 2018 and 2017

Statutory Statements of Cash Flows for the years ended December 31, 2019, 2018 and 2017

Notes to Statutory Financial Statements

(b)	Exhibits

	Exhibit 1	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 033-61679 filed April 27, 1998

	Exhibit 2	Not Applicable.

	Exhibit 3	i.	Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and C.M. Life Insurance Company — Incorporated by reference to Initial Registration Statement File No. 333-95845 filed April 28, 2015

		ii.	Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-49457 filed April 28, 2014

	Exhibit 4	Individual Variable Deferred Annuity Contract with Flexible Purchase Payment — Incorporated by reference to Initial Registration Statement File No. 033-61679 filed August 9, 1995

	Exhibit 5	Form of Application Form — Incorporated by reference to Initial Registration Statement No. 033-61679 filed August 9, 1995

	Exhibit 6	i.	Copy of Articles of Incorporation of C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 033-91072 filed April 24, 1998

		ii.	By-Laws of C.M. Life Insurance Company — Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement File No. 033-91072 filed April 24, 1998

	Exhibit 7	Not Applicable.

	Exhibit 8	i.	Fund Participation Agreements

			a.	AIM Funds (Invesco Funds)

1.	Participation Agreement dated April 30, 2004 (AIM Variable Insurance Funds, Inc., A I M Distributors, Inc. and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement File No. 033-57340 filed April 27, 2006

• Amendment No. 1 dated and effective April 30, 2010 — Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 033-61679 filed April 25, 2012

• Form of Amendment No. 2 to Participation Agreement *

b.	Fidelity Funds

	1.	Participation Agreement dated May 1, 1998 (Variable Insurance Products Fund II, Fidelity Distributors Corporation and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

• Amendment effective as of May 1, 1998 — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

• Fourth Amendment — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

• Letter of Consent (Fidelity® Variable Insurance Fund II and C.M. Life Insurance Company) and Amendment dated May 1, 2007 — Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-88493 filed April 28, 2009

	2.	Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

c.	MML Funds

	1.	Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

• First Amendment effective November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

• Fifth Amendment dated August 28, 2012 — Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

• Sixth Amendment dated April 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Seventh Amendment dated August 11, 2015 — Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

• Eighth Amendment dated February 20, 2020 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed on or about April 28, 2020

d.	MML II Funds

	1.	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

• First Amendment effective November 17, 2005 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

• Second Amendment dated as of August 26, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Third Amendment dated as of April 9, 2010 — Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

• Fourth Amendment dated and effective July 23, 2010 — Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

• Fifth Amendment dated August 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

• Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333-122804 filed March 1, 2013

• Eighth Amendment dated April 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

• Ninth Amendment dated August 11, 2015 — Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

• Tenth Amendment dated February 20, 2020 — Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed on or about April 28, 2020

e.	PIMCO Funds

	1.	Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC) — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

• Amendment No. 1 effective as of June 30, 2008 — Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916 filed September 12, 2008

• Termination, New Agreements and Amendments dated November 10, 2010 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039 filed April 25, 2012

• Amendment effective as of May 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039 filed April 25, 2012

• Amendment dated March 1, 2017 — Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-95845 filed April 26, 2017

f.	Voya Funds

	1.	Participation Agreement dated April 26, 2006 (C.M. Life Insurance Company , ING Funds Distributor, LLC and ING Variable Products Trust) — Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 033-61679 filed April 29, 2014

• Amendment dated January 16, 2014 — Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 033-61679 filed April 29, 2014

• Amendment dated December 23, 2014 and effective as of May 1, 2014 — Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement File No. 333-95845 filed April 28, 2015

ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)

	a.	AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

• Form of Amendment No. 1 *

b.	Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement
File No. 333-50410 filed April 25, 2007

	c.	MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	d.	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

		e.	PIMCO Variable Insurance Trust (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) — Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

		f.	Voya Variable Products Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) — Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

Exhibit 9	Opinion and Consent of Counsel — Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 033-61679 filed April, 29, 2010

Exhibit 10	i.	Auditor Consents:

		•	Separate Account Financial Statements *
		•	Company Financial Statements *

	ii.	Powers of Attorney for:

		•	Roger W. Crandall
		•	Michael R. Fanning
		•	Michael J. O’Connor
		•	Elizabeth A. Ward

		—	Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-95845 filed April 26, 2017

	iii.	Power of Attorney for:

		•	Sean Newth

		—	Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 033-82060 filed November 21, 2017

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

* Filed herewith

Item 25.         Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Roger W. Crandall, Director (Chairman), President, and Chief Executive Officer	Michael R. Fanning, Director and Executive Vice President
(principal executive officer)	1295 State Street
1295 State Street B101	Springfield, MA 01111
Springfield, MA 01111

Michael J. O’Connor, Director, Senior Vice President, and General Counsel	Elizabeth A. Ward, Director, Executive Vice President, and Chief Financial Officer
1295 State Street	(principal financial officer)
Springfield, MA 01111	1295 State Street
Springfield, MA 01111

Principal Officers of C.M. Life Insurance Company (other than those who are also Directors, as referenced above):

Sean Newth, Senior Vice President and Corporate Controller	Todd G. Picken, Vice President and Treasurer
(principal accounting officer)	1295 State Street
1295 State Street	Springfield, MA 01111
Springfield, MA 01111

Akintokunbo Akinbajo, Corporate Secretary	M. Timothy Corbett, Executive Vice President
1295 State Street	1295 State Street
Springfield, MA 01111	Springfield, MA 01111

Item 26.                          Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated herein by reference to Item 24 in Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684, as filed with the Securities and Exchange Commission on or about April 28, 2020.

Item 27.         Number of Contract Owners

As of March 31, 2020, the number of contract owners was 7,326.

Item 28.         Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)                       each director, officer or employee;

(b)                       any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)                        any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)                       any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)                       any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)                       any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with certain officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.                          Principal Underwriters

(a)                     MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)                     MMLIS and MSD are the principal underwriters for this contract. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address

John Vaccaro	Chief Executive Officer and Chairman of the Board	*

Wendy Benson	Director & President	*

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Michael Fanning	Director	*

Elizabeth Ward	Director	*

William F. Monroe, Jr.	Vice President, Chief Products & Services Officer	*

Susan Scanlon	Chief Compliance Officer	*

James P. Puhala	Deputy Chief Compliance Officer	*

Thomas Bauer	Chief Technology Officer	*

David Mink	Vice President and Chief Operations Officer	11215 North Community House Rd., Charlotte, NC 28277

Mary B. Wilkinson	Vice President	11215 North Community House Rd., Charlotte, NC 28277

Joseph Sparacio	Agency Field Force Supervisor	11215 North Community House Rd., Charlotte, NC 28277

David Holtzer	Field Risk Officer	11215 North Community House Rd., Charlotte, NC 28277

Robert S. Rosenthal	Chief Legal Officer, Vice President and Secretary	*

Edward K. Duch, Ill	Assistant Secretary	*

Amy Francella	Assistant Secretary	470 Atlantic Avenue Boston, MA 02110

Alyssa M. O’Connor	Assistant Secretary	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Derek Darley	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Colleen Girouard	Continuing Education Officer	*

Mario Morton	Assistant Vice President and Registration Manager	*

Anthony Frogameni	Assistant Vice President and Chief Privacy Officer	*

Kelly Pirotta	AML Compliance Officer	*

John Rogan	Regional Vice President	*

Nick DeLuca	Regional Vice President	11001 North Black Canyon Highway Phoenix, AZ 85209

David Cove	Regional Vice President	*

Jack Yvon	Regional Vice President	*

Sean Murphy	Regional Vice President	Los Angeles, California

Michelle Pedigo	Regional Vice President	*

*              1295 State Street, Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address

Eric Wietsma	Director, Chairman of the Board, Chief Executive Officer and President	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

Geoffrey Craddock	Director	470 Atlantic Avenue Boston, MA 02110

Elizabeth Ward	Director	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Derek Darley	Assistant Treasurer	*

Robert S. Rosenthal	Chief Legal Officer, Secretary and Vice President	*

Susan Scanlon	Chief Compliance Officer	*

Kelly Pirrotta	AML Compliance Officer	*

Edward K. Duch, III	Assistant Secretary	*

Alyssa O’Connor	Assistant Secretary	*

Mario Morton	Registration Manager	*

Paul LaPiana	Vice President	*

Vincent Baggetta	Chief Risk Officer	*

*     1295 State Street, Springfield, MA 01111-0001

(c)     For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 30.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, CT 06082 and 1295 State Street, Springfield, MA 01111.

Item 31.        Management Services

Not Applicable.

Item 32.        Undertakings

(a)       Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

(b)       Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)       Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)       C.M. Life Insurance Company hereby represents that the fees and charges deducted under the Panorama Premier contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 (Securities Act) and the Investment Company Act of 1940, the Registrant, C.M. Multi-Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 33 to Registration Statement No. 033-61679 to be signed on its behalf, in the town of Ellington, and the State of Connecticut on this 27th day of April, 2020.

C.M. MULTI-ACCOUNT A
(Registrant)

C.M. LIFE INSURANCE COMPANY
(Depositor)

By:	ROGER W. CRANDALL*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) C.M. Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL *	Director, President and Chief Executive Officer	April 27, 2020
Roger W. Crandall	(principal executive officer)

ELIZABETH A. WARD *	Chief Financial Officer	April 27, 2020
Elizabeth A. Ward	(principal financial officer)

SEAN NEWTH *	Corporate Controller	April 27, 2020
Sean Newth	(principal accounting officer)

MICHAEL J. O’CONNOR *	Director	April 27, 2020
Michael J. O’Connor

MICHAEL R. FANNING *	Director	April 27, 2020
Michael R. Fanning

/s/ JOHN E. DEITELBAUM
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit

Item 24. b.	Exhibit 8	i.	a.	1.	Form of AIM Amendment No. 2 to Participation Agreement

Item 24. b.	Exhibit 8	ii.	a.	Form of AIM Amendment No. 1 to Rule 22c-2 Agreement

Item 24. b.	Exhibit 10	i.	Auditor Consents
				•	Separate Account Financial Statements
				•	Company Financial Statements